UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09475
                                                     ---------------------

                Nuveen Insured Dividend Advantage Municipal Fund
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               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


   Annual Report | Nuveen Investments
October 31, 2008 | Municipal Closed-End Funds

Photo of: Small child

                        NUVEEN INSURED
                        QUALITY MUNICIPAL
                        FUND, INC.
                        NQI

                        NUVEEN INSURED
                        MUNICIPAL OPPORTUNITY
                        FUND, INC.
                        NIO

                        NUVEEN PREMIER
                        INSURED MUNICIPAL
                        INCOME FUND, INC.
                        NIF

                        NUVEEN INSURED
                        PREMIUM INCOME
                        MUNICIPAL FUND 2
                        NPX

                        NUVEEN INSURED
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NVG

                        NUVEEN INSURED
                        TAX-FREE ADVANTAGE
                        MUNICIPAL FUND
                        NEA

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager's COMMENTS
--------------------------------------------------------------------------------

                                              | NQI, NIO, NIF,
Nuveen Investments Municipal Closed-End Funds | NPX, NVG, NEA

Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six insured Funds. With nineteen years of investment experience, including eleven years at Nuveen, Paul assumed portfolio management responsibility for NQI, NIO, NIF, NPX, NVG and NEA in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate down to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25% or less.)

The Fed's rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed's unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.

In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, failed auctions of preferred shares and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, especially in late September and early October 2008. While some investors curtailed purchases, non-traditional buyers of

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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  4
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

municipal bonds such as hedge funds, traditional buyers such as tax-exempt money market funds, and institutions were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.

Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.

Another item of note in the municipal market was the U.S. Supreme Court's May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. The decrease during the month of October 2008 was more dramatic, with new issuance down more than 50% from that of October 2007. In 2008, insured bonds have comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS?

During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on finding relative value by investing for the long term, preserving and enhancing liquidity, and managing duration(1) risk.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal bond market, using a fundamental approach to identify undervalued sectors and individual credits with the potential to perform well over the long term. It is important to note that, during this reporting period, our strategies for these insured Funds were designed to mitigate some of the uncertainty surrounding bond insurers (please view page 8 for more complete detail). In addition, some portfolio activity was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed it was prudent to take defensive measures that would reduce the Funds' exposure to market risk. These measures included pre-emptively selling some holdings and raising the Funds' cash reserves.

Throughout the period, we selectively sold some holdings with shorter durations, including pre-refunded(2) bonds. We also took advantage of strong bids to sell bonds

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

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                                                                             5
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

that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we were careful to balance our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(3), in all of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 10/31/08

                                               1-Year       5-Year       10-Year

NQI                                           -17.24%       -0.12%         2.98%
NIO                                           -13.45%        0.68%         3.41%
NIF                                           -11.92%        1.08%         3.33%
NPX                                           -12.98%        0.78%         3.38%
NVG                                           -10.64%        1.98%          N/A
NEA                                           -11.56%        2.13%          N/A

Lipper Insured
Municipal Debt
Funds Average(4)                              -14.93%        0.50%         2.97%

Barclays Capital
Insured Municipal
Bond Index(5)                                  -4.13%        2.65%         4.19%

S&P National
Municipal Bond Index(6)                        -4.15%        2.75%          N/A

For the twelve months ended October 31, 2008, the total returns on common share NAV for NIO, NIF, NPX, NVG and NEA exceeded the average return on the Lipper Insured Municipal Debt Funds Average, while NQI lagged this average. All of the Funds underperformed the Barclays Capital Insured Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index.

Key management factors that influenced the Funds' returns included duration positioning, credit exposure and sector allocations. In addition, a major factor affecting

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) The Lipper Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category (all of which are leveraged) for each period as follows: 1 year, 23 funds; 5 years, 21 funds; and 10 years, 16 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged,
market   value-weighted  index  designed  to  measure  the  performance  of  the investment-grade U.S. municipal bond market.

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  6
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

each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page eight.

Over the period, bonds with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years generally benefiting the most, while bonds with the longest maturities (twenty-two years and longer) posted the worst returns. During this period, the Funds' varying levels of exposure to the longer part of the yield curve had a major influence on their performances relative to one another. NQI, for example, had the greatest exposure to the underperforming longer part of the curve, which hurt its performance. Conversely, NVG benefited from having the shortest duration among these Funds.

In addition, the inverse floaters used by all six of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure, especially exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. At the same time, as many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, NQI, NIO, NIF and NPX all had small holdings (approximately 1.5% or less) of BBB rated bonds. This exposure was generally the result of rating downgrades on certain municipal bond insurers over the past twelve months, rather than the result of any buying by these Funds. NEA, which can invest up to 20% of their assets in uninsured investment-grade quality securities, held approximately 2% in bonds rated BBB as of October 31, 2008. The impact of these lower-rated holdings varied. Insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered and the attractiveness of the underlying credit, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA.

Sectors of the market that generally helped the Funds' performances included general obligation bonds, water and sewer, and utilities. Pre-refunded bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Holdings of pre-refunded bonds ranged from 22% to 32% among these Funds, with NIO and NVG having the heaviest weightings of these issues and NQI the smallest.

In general, bonds that carried any credit risk, regardless of sector, continued to post weak performance. Revenue bonds as a whole, and the industrial development sector

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                                                                             7
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

in particular, underperformed the general municipal market. Next to the industrial development sector, zero coupon bonds were among the worst performing categories, followed by the health care and housing sectors.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors mentioned above, one of the primary factors negatively impacting the annual returns of these Funds relative to those of the unleveraged indexes was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the twelve-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Fund's holdings - whether positive or negative - was magnified by the use of leverage.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

During March 2008, the Nuveen Fund Board approved changes to the investment policies of all of the Nuveen insured municipal closed-end Funds. The new policies require that (1) at least 80% of a Fund's net assets (including net assets attributable to

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  8
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

auction rate preferred shares) must be invested in insured municipal bonds guaranteed by insurers rated A or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund's net assets (including net assets attributable to auction rate preferred shares) must be invested in municipal bonds rated AA or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. government or government agency securities or U.S. Treasury-issued state and local government securities at the time of purchase; and (3) up to 20% of a Fund's net assets (including net assets attributable to auction rate preferred shares) may be invested in uninsured municipal bonds rated below AA by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds' investment portfolios for current and future environments.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

                                                                            ----
                                                                             9
                                                                            ----

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NQI, NIO, NIF, NVG and NEA redeemed $19,575,000, $56,650,000, $6,050,000, $6,025,000 and $11,200,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, NPX issued par redemption notices for all outstanding shares of its auction rate preferred securities totaling $268.9 million. These redemptions were achieved through the issuance of $219 million of variable rate demand preferred shares (VRDP) and the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred securities used as leverage in many Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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  10
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

Common Share
Dividend and Share Price
                                                                     INFORMATION
--------------------------------------------------------------------------------

During the twelve-month period ended October 31, 2008, there was one dividend increase in NQI, NIO, NIF and NVG, while the dividends of NPX and NEA remained stable throughout the reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of NIO received a long-term capital gains distribution of $0.0019 per share at the end of December 2007.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NQI, NIO, NIF, NPX and NVG had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes. NEA had a zero UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, the Funds had not repurchased any of their outstanding common shares.

As of October 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                             10/31/08           Twelve-Month Average
                             Discount                       Discount

NQI                             -4.54%                         -7.09%
NIO                            -10.01%                         -9.50%
NIF                            -10.77%                        -11.44%
NPX                            -16.07%                        -11.82%
NVG                            -11.13%                        -11.28%
NEA                             -7.84%                         -5.33%

                                                                           -----
                                                                            11
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     11.68
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -4.54%
--------------------------------------------------------------------------------
Market Yield                                                              6.62%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                               9.19%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   447,463
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.93
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                16.70
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/19/90)
--------------------------------------------------------------------------------
                                                    On Share Price    On NAV
--------------------------------------------------------------------------------
1-Year                                                  -13.35%      -17.24%
--------------------------------------------------------------------------------
5-Year                                                   -1.74%       -0.12%
--------------------------------------------------------------------------------
10-Year                                                   2.87%        2.98%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                17.8%
--------------------------------------------------------------------------------
Texas                                                                     11.2%
--------------------------------------------------------------------------------
Illinois                                                                  10.9%
--------------------------------------------------------------------------------
New York                                                                   9.9%
--------------------------------------------------------------------------------
Washington                                                                 7.4%
--------------------------------------------------------------------------------
Florida                                                                    5.0%
--------------------------------------------------------------------------------
Kentucky                                                                   3.8%
--------------------------------------------------------------------------------
Nevada                                                                     3.4%
--------------------------------------------------------------------------------
Louisiana                                                                  2.4%
--------------------------------------------------------------------------------
Massachusetts                                                              2.3%
--------------------------------------------------------------------------------
Hawaii                                                                     2.2%
--------------------------------------------------------------------------------
Colorado                                                                   2.1%
--------------------------------------------------------------------------------
Ohio                                                                       2.0%
--------------------------------------------------------------------------------
Other                                                                     19.6%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           20.2%
--------------------------------------------------------------------------------
Transportation                                                            18.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    17.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    15.0%
--------------------------------------------------------------------------------
Health Care                                                                9.7%
--------------------------------------------------------------------------------
Utilities                                                                  6.9%
--------------------------------------------------------------------------------
Other                                                                     12.7%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                      32.4%
--------------------------------------------------------------------------------
AMBAC                                                                     27.4%
--------------------------------------------------------------------------------
FSA                                                                       21.7%
--------------------------------------------------------------------------------
FGIC                                                                      16.7%
--------------------------------------------------------------------------------
SYNCORA                                                                    1.6%
--------------------------------------------------------------------------------
AGC                                                                        0.2%
--------------------------------------------------------------------------------

NQI         | Nuveen Insured
Performance | Quality Municipal
OVERVIEW    | Fund, Inc.
                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2), (3)

PIE CHART:

Insured              76%
U.S.
Guaranteed           21%
GNMA
Guaranteed            3%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0605
Dec    0.0605
Jan    0.0605
Feb    0.0605
Mar    0.0605
Apr    0.0605
May    0.0605
Jun    0.0605
Jul    0.0605
Aug    0.0605
Sep    0.0615
Oct    0.0615

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.64
                  13.73
                  13.50
                  13.29
                  13.30
                  13.44
                  13.68
                  13.40
                  13.20
                  13.34
                  14.10
                  14.40
                  13.94
                  14.14
                  14.15
                  14.26
                  13.55
                  13.58
                  13.12
                  13.68
                  13.20
                  13.03
                  13.32
                  13.36
                  13.26
                  13.36
                  13.33
                  13.49
                  13.58
                  13.51
                  13.57
                  13.65
                  13.70
                  13.45
                  13.19
                  13.05
                  13.10
                  12.60
                  12.71
                  12.60
                  12.60
                  12.55
                  12.43
                  12.36
                  12.46
                  12.52
                  12.30
                  11.87
                  11.20
                  10.80
                   8.18
                   9.83
                  11.15
10/31/08          11.15

(1)   Excluding short-term investments

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

-----
  12
-----

NIO         | Nuveen Insured
Performance | Municipal Opportunity
OVERVIEW    | Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

Insured              71%
U.S.
Guaranteed           29%

2007-2008 Monthly Tax-Free Dividends Per Common Share(4)

BAR CHART:

Nov  $ 0.0580
Dec    0.0580
Jan    0.0580
Feb    0.0580
Mar    0.0580
Apr    0.0580
May    0.0580
Jun    0.0580
Jul    0.0580
Aug    0.0580
Sep    0.0590
Oct    0.0590

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.58
                  13.58
                  13.30
                  13.12
                  13.39
                  13.29
                  13.29
                  13.16
                  13.26
                  13.19
                  13.83
                  13.86
                  13.73
                  14.30
                  14.20
                  14.51
                  13.52
                  13.47
                  13.04
                  13.49
                  12.99
                  12.85
                  13.30
                  13.23
                  13.41
                  13.45
                  13.61
                  13.59
                  13.84
                  13.80
                  13.71
                  13.84
                  13.62
                  13.25
                  12.93
                  12.81
                  12.87
                  12.75
                  12.69
                  12.66
                  12.63
                  12.75
                  12.73
                  12.54
                  12.61
                  12.69
                  12.41
                  11.87
                  11.32
                  10.80
                   8.77
                  10.49
                  10.93
10/31/08          11.15

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FSA, FGIC, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0019 per share.

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.39
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -10.01%
--------------------------------------------------------------------------------
Market Yield                                                              6.35%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.82%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $ 1,005,218
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.25
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.65
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 9/19/91)
--------------------------------------------------------------------------------
                                                   On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -13.17%       -13.45%
--------------------------------------------------------------------------------
5-Year                                                  -0.83%         0.68%
--------------------------------------------------------------------------------
10-Year                                                  2.23%         3.41%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                19.1%
--------------------------------------------------------------------------------
Texas                                                                      9.4%
--------------------------------------------------------------------------------
Alabama                                                                    6.8%
--------------------------------------------------------------------------------
Nevada                                                                     5.1%
--------------------------------------------------------------------------------
Colorado                                                                   4.7%
--------------------------------------------------------------------------------
Michigan                                                                   4.4%
--------------------------------------------------------------------------------
New York                                                                   4.0%
--------------------------------------------------------------------------------
South Carolina                                                             4.0%
--------------------------------------------------------------------------------
Florida                                                                    3.8%
--------------------------------------------------------------------------------
Massachusetts                                                              3.6%
--------------------------------------------------------------------------------
Louisiana                                                                  3.5%
--------------------------------------------------------------------------------
Illinois                                                                   3.5%
--------------------------------------------------------------------------------
Indiana                                                                    2.6%
--------------------------------------------------------------------------------
Pennsylvania                                                               2.0%
--------------------------------------------------------------------------------
Washington                                                                 1.9%
--------------------------------------------------------------------------------
Oklahoma                                                                   1.9%
--------------------------------------------------------------------------------
Other                                                                     19.7%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           29.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    17.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.9%
--------------------------------------------------------------------------------
Transportation                                                            12.5%
--------------------------------------------------------------------------------
Utilities                                                                  8.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.3%
--------------------------------------------------------------------------------
Health Care                                                                5.7%
--------------------------------------------------------------------------------
Other                                                                      5.7%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                      30.7%
--------------------------------------------------------------------------------
FGIC                                                                      29.9%
--------------------------------------------------------------------------------
AMBAC                                                                     22.6%
--------------------------------------------------------------------------------
FSA                                                                       12.2%
--------------------------------------------------------------------------------
SYNCORA                                                                    4.5%
--------------------------------------------------------------------------------
CIFG                                                                       0.1%
--------------------------------------------------------------------------------

                                                                           -----
                                                                             13
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.19
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.54
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -10.77%
--------------------------------------------------------------------------------
Market Yield                                                              5.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.26%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   243,589
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.25
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.96
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                     On Share Price  On NAV
--------------------------------------------------------------------------------
1-Year                                                   -11.12%     -11.92%
--------------------------------------------------------------------------------
5-Year                                                    -0.71%       1.08%
--------------------------------------------------------------------------------
10-Year                                                    1.94%       3.33%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                22.7%
--------------------------------------------------------------------------------
Illinois                                                                  11.5%
--------------------------------------------------------------------------------
Washington                                                                11.0%
--------------------------------------------------------------------------------
Colorado                                                                   7.1%
--------------------------------------------------------------------------------
Texas                                                                      6.4%
--------------------------------------------------------------------------------
New York                                                                   4.4%
--------------------------------------------------------------------------------
Nevada                                                                     3.1%
--------------------------------------------------------------------------------
Oregon                                                                     2.6%
--------------------------------------------------------------------------------
Hawaii                                                                     2.5%
--------------------------------------------------------------------------------
Tennessee                                                                  2.5%
--------------------------------------------------------------------------------
Florida                                                                    2.4%
--------------------------------------------------------------------------------
Michigan                                                                   2.3%
--------------------------------------------------------------------------------
Indiana                                                                    2.3%
--------------------------------------------------------------------------------
Other                                                                     19.2%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    24.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           22.0%
--------------------------------------------------------------------------------
Transportation                                                            17.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.3%
--------------------------------------------------------------------------------
Health Care                                                                6.8%
--------------------------------------------------------------------------------
Utilities                                                                  6.0%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.0%
--------------------------------------------------------------------------------
Other                                                                      3.9%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                      31.5%
--------------------------------------------------------------------------------
FGIC                                                                      30.3%
--------------------------------------------------------------------------------
AMBAC                                                                     21.0%
--------------------------------------------------------------------------------
FSA                                                                       16.7%
--------------------------------------------------------------------------------
CIFG                                                                       0.5%
--------------------------------------------------------------------------------

NIF         | Nuveen Premier
Performance | Insured Municipal
OVERVIEW    | Income Fund, Inc.

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

Insured              69%
U.S.
Guaranteed           22%
GNMA
Guaranteed            9%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0530
Dec    0.0530
Jan    0.0530
Feb    0.0530
Mar    0.0530
Apr    0.0530
May    0.0530
Jun    0.0530
Jul    0.0530
Aug    0.0530
Sep    0.0555
Oct    0.0555

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.26
                  13.30
                  12.92
                  12.53
                  12.75
                  12.93
                  13.03
                  12.81
                  12.81
                  13.05
                  13.58
                  13.63
                  13.41
                  13.62
                  13.48
                  13.62
                  12.91
                  13.14
                  12.54
                  13.02
                  12.65
                  12.64
                  13.08
                  13.15
                  13.17
                  13.14
                  13.04
                  13.08
                  13.07
                  13.08
                  13.08
                  13.08
                  12.95
                  12.79
                  12.55
                  12.52
                  12.65
                  12.41
                  12.32
                  12.27
                  12.41
                  12.36
                  12.41
                  12.27
                  12.44
                  12.39
                  12.34
                  11.96
                  10.93
                  10.86
                   8.24
                   9.93
                  11.33
10/31/08          11.19

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

-----
  14
-----

NPX         | Nuveen Insured
Performance | Premium Income
OVERVIEW    | Municipal Fund 2

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

Insured              78%
U.S. Guaranteed      21%
GNMA
Guaranteed            1%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0515
Dec    0.0515
Jan    0.0515
Feb    0.0515
Mar    0.0515
Apr    0.0515
May    0.0515
Jun    0.0515
Jul    0.0515
Aug    0.0515
Sep    0.0515
Oct    0.0515

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 12.15
                  12.18
                  11.75
                  11.55
                  11.74
                  12.00
                  12.03
                  11.87
                  11.74
                  12.17
                  12.51
                  12.56
                  12.48
                  12.57
                  12.58
                  12.53
                  11.84
                  11.84
                  11.56
                  12.00
                  11.45
                  11.49
                  11.66
                  11.81
                  11.99
                  11.97
                  11.90
                  11.98
                  12.05
                  12.19
                  12.23
                  12.17
                  12.06
                  11.69
                  11.46
                  11.53
                  11.67
                  11.53
                  11.40
                  11.39
                  11.29
                  11.43
                  11.46
                  11.26
                  11.35
                  11.35
                  11.15
                  10.79
                  10.28
                   9.84
                   7.60
                   8.58
                  10.00
10/31/08           9.56

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $      9.56
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     11.39
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -16.07%
--------------------------------------------------------------------------------
Market Yield                                                              6.46%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.97%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   425,557
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.69
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.28
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 7/22/93)
--------------------------------------------------------------------------------
                                                     On Share Price   On NAV
--------------------------------------------------------------------------------
1-Year                                                   -17.17%     -12.98%
--------------------------------------------------------------------------------
5-Year                                                    -2.16%       0.78%
--------------------------------------------------------------------------------
10-Year                                                    2.22%       3.38%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                14.3%
--------------------------------------------------------------------------------
Texas                                                                     10.9%
--------------------------------------------------------------------------------
Pennsylvania                                                               8.4%
--------------------------------------------------------------------------------
New York                                                                   7.2%
--------------------------------------------------------------------------------
Colorado                                                                   6.7%
--------------------------------------------------------------------------------
Hawaii                                                                     5.1%
--------------------------------------------------------------------------------
Washington                                                                 4.4%
--------------------------------------------------------------------------------
New Jersey                                                                 4.1%
--------------------------------------------------------------------------------
Wisconsin                                                                  3.9%
--------------------------------------------------------------------------------
Louisiana                                                                  3.1%
--------------------------------------------------------------------------------
North Dakota                                                               2.5%
--------------------------------------------------------------------------------
Georgia                                                                    2.5%
--------------------------------------------------------------------------------
Alabama                                                                    2.3%
--------------------------------------------------------------------------------
Oregon                                                                     2.3%
--------------------------------------------------------------------------------
Arizona                                                                    2.2%
--------------------------------------------------------------------------------
Other                                                                     20.1%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           20.5%
--------------------------------------------------------------------------------
Utilities                                                                 19.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    13.5%
--------------------------------------------------------------------------------
Transportation                                                            10.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    10.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            8.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          7.4%
--------------------------------------------------------------------------------
Health Care                                                                5.7%
--------------------------------------------------------------------------------
Other                                                                      3.3%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                     26.6%
--------------------------------------------------------------------------------
MBIA                                                                      25.7%
--------------------------------------------------------------------------------
FSA                                                                       23.4%
--------------------------------------------------------------------------------
FGIC                                                                      19.6%
--------------------------------------------------------------------------------
SYNCORA                                                                    4.7%
--------------------------------------------------------------------------------

                                                                           -----
                                                                            15
                                                                           -----

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.42
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.85
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -11.13%
--------------------------------------------------------------------------------
Market Yield                                                              6.30%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                               8.75%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   383,035
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     12.23
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.31
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                      On Share Price  On NAV
--------------------------------------------------------------------------------
1-Year                                                    -12.11%    -10.64%
--------------------------------------------------------------------------------
5-Year                                                      0.75%      1.98%
--------------------------------------------------------------------------------
Since
Inception                                                   1.90%      4.13%
--------------------------------------------------------------------------------

States
(as a % of municipal bonds)(3)
--------------------------------------------------------------------------------
Texas                                                                     15.5%
--------------------------------------------------------------------------------
Indiana                                                                   11.2%
--------------------------------------------------------------------------------
Washington                                                                 9.6%
--------------------------------------------------------------------------------
California                                                                 9.0%
--------------------------------------------------------------------------------
Florida                                                                    7.6%
--------------------------------------------------------------------------------
Illinois                                                                   7.5%
--------------------------------------------------------------------------------
Tennessee                                                                  7.0%
--------------------------------------------------------------------------------
Colorado                                                                   3.7%
--------------------------------------------------------------------------------
New York                                                                   3.1%
--------------------------------------------------------------------------------
Alabama                                                                    3.0%
--------------------------------------------------------------------------------
Louisiana                                                                  3.0%
--------------------------------------------------------------------------------
Other                                                                     19.8%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)(3)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           30.0%
--------------------------------------------------------------------------------
Transportation                                                            14.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    11.3%
--------------------------------------------------------------------------------
Utilities                                                                  9.5%
--------------------------------------------------------------------------------
Health Care                                                                7.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          5.1%
--------------------------------------------------------------------------------
Other                                                                      5.5%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                      35.2%
--------------------------------------------------------------------------------
AMBAC                                                                     26.6%
--------------------------------------------------------------------------------
FSA                                                                       21.4%
--------------------------------------------------------------------------------
FGIC                                                                      15.3%
--------------------------------------------------------------------------------
CIFG                                                                       1.4%
--------------------------------------------------------------------------------
SYNCORA                                                                    0.1%
--------------------------------------------------------------------------------

NVG         | Nuveen Insured
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund

                                                          as of October 31, 2008

Credit Quality (as a % of municipal bonds)(1), (2), (3)

PIE CHART:

Insured              62%
U.S. Guaranteed      30%
AAA (Uninsured)       2%
AA (Uninsured)        6%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0575
Dec    0.0575
Jan    0.0575
Feb    0.0575
Mar    0.0575
Apr    0.0575
May    0.0575
Jun    0.0575
Jul    0.0575
Aug    0.0575
Sep    0.0600
Oct    0.0600

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 13.70
                  13.43
                  13.13
                  13.04
                  13.33
                  13.39
                  13.44
                  13.17
                  13.00
                  13.35
                  13.89
                  13.92
                  13.74
                  13.95
                  13.92
                  14.08
                  13.34
                  13.38
                  13.10
                  13.43
                  13.04
                  13.00
                  13.30
                  13.27
                  13.55
                  13.62
                  13.40
                  13.56
                  13.64
                  13.52
                  13.47
                  13.62
                  13.54
                  13.11
                  12.94
                  12.94
                  12.91
                  12.84
                  12.78
                  12.68
                  12.67
                  12.63
                  12.67
                  12.61
                  12.66
                  12.77
                  12.60
                  12.10
                  11.30
                  11.14
                   8.35
                   9.89
                  11.45
10/31/08          11.42

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3)   Excluding derivative transactions.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

-----
  16
-----

NEA         | Nuveen Insured
Performance | Tax-Free Advantage
OVERVIEW    | Municipal Fund

                                                          as of October 31, 2008

Credit Quality (as a % of total investments)(1), (2)

PIE CHART:

Insured              67%
U.S. Guaranteed      25%
AAA (Uninsured)       3%
AA (Uninsured)        1%
A (Uninsured)         2%
BBB (Uninsured)       2%

2007-2008 Monthly Tax-Free Dividends Per Common Share

BAR CHART:

Nov  $ 0.0590
Dec    0.0590
Jan    0.0590
Feb    0.0590
Mar    0.0590
Apr    0.0590
May    0.0590
Jun    0.0590
Jul    0.0590
Aug    0.0590
Sep    0.0590
Oct    0.0590

Common Share Price Performance -- Weekly Closing Price

LINE CHART:

11/01/07        $ 14.10
                  14.19
                  13.79
                  13.41
                  13.42
                  14.15
                  14.15
                  14.26
                  14.05
                  14.10
                  14.78
                  14.82
                  14.76
                  14.73
                  15.11
                  15.01
                  14.00
                  14.08
                  13.59
                  13.70
                  13.56
                  13.46
                  13.85
                  14.25
                  14.09
                  14.10
                  13.97
                  13.99
                  14.18
                  14.35
                  14.22
                  14.27
                  14.34
                  13.95
                  13.66
                  13.35
                  13.39
                  13.19
                  13.00
                  12.86
                  12.88
                  12.93
                  13.10
                  13.51
                  13.20
                  13.19
                  13.01
                  12.30
                  10.96
                  11.12
                   8.18
                   9.70
                  11.32
10/31/08          11.40

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.40
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.37
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.84%
--------------------------------------------------------------------------------
Market Yield                                                              6.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               8.63%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   229,075
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.46
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                16.73
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                   On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -15.97%       -11.56%
--------------------------------------------------------------------------------
5-Year                                                   0.30%         2.13%
--------------------------------------------------------------------------------
Since
Inception                                                0.89%         2.95%
--------------------------------------------------------------------------------

States
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                15.4%
--------------------------------------------------------------------------------
Washington                                                                 8.6%
--------------------------------------------------------------------------------
Texas                                                                      8.1%
--------------------------------------------------------------------------------
Michigan                                                                   7.9%
--------------------------------------------------------------------------------
Indiana                                                                    7.0%
--------------------------------------------------------------------------------
New York                                                                   6.9%
--------------------------------------------------------------------------------
Alabama                                                                    6.0%
--------------------------------------------------------------------------------
Pennsylvania                                                               5.4%
--------------------------------------------------------------------------------
Colorado                                                                   4.7%
--------------------------------------------------------------------------------
Wisconsin                                                                  4.5%
--------------------------------------------------------------------------------
South Carolina                                                             3.6%
--------------------------------------------------------------------------------
Arizona                                                                    3.5%
--------------------------------------------------------------------------------
Other                                                                     18.4%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           25.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    20.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    16.2%
--------------------------------------------------------------------------------
Health Care                                                               11.9%
--------------------------------------------------------------------------------
Utilities                                                                  9.4%
--------------------------------------------------------------------------------
Transportation                                                             6.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.7%
--------------------------------------------------------------------------------
Other                                                                      4.8%
--------------------------------------------------------------------------------

Insurers
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                      36.5%
--------------------------------------------------------------------------------
AMBAC                                                                     27.9%
--------------------------------------------------------------------------------
FSA                                                                       21.7%
--------------------------------------------------------------------------------
FGIC                                                                       8.7%
--------------------------------------------------------------------------------
SYNCORA                                                                    3.2%
--------------------------------------------------------------------------------
RAAI                                                                       2.0%
--------------------------------------------------------------------------------

                                                                           -----
                                                                            17
                                                                           -----

NQI | Shareholder MEETING REPORT
NIO |
NIF | The annual meeting of shareholders was held in the offices of Nuveen
      Investments on June 30, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to July 28, 2008, and additionally adjourned to August 29, 2008. The meeting for NQI, NIO, NIF, NPX and NVG adjourned again to September 30, 2008, and additionally adjourned to October 28, 2008, for NQI, NIO, NIF and NVG.

                                                 NQI                              NIO                              NIF
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and   Auction Rate        Common and   Auction Rate        Common and   Auction Rate
                                       Auction Rate      Preferred      Auction Rate      Preferred      Auction Rate      Preferred
                                   Preferred shares  shares voting  Preferred shares  shares voting  Preferred shares  shares voting
                                    voting together       together   voting together       together   voting together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the elimination of the
fundamental policy relating to
insured/uninsured bonds.
   For                                           --             --        38,593,073         10,215         9,158,224          4,125
   Against                                       --             --         2,106,527          1,521           642,563            868
   Abstain                                       --             --         1,657,725            440           327,058            119
   Broker Non-Votes                              --             --        10,204,329         10,266         2,826,285            502
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --        52,561,654         22,442        12,954,130          5,614
====================================================================================================================================
To approve the fundamental policy
relating to Municipal Obligations
not more than 20% of Fund Assets.
   For                                   18,053,642          4,457                --             --                --             --
   Against                                  906,231            500                --             --                --             --
   Abstain                                  792,845            192                --             --                --             --
   Broker Non-Votes                       5,238,842          6,109                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560         11,258                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
Municipal Obligations not more than
20% of Fund Assets.
   For                                           --             --                --             --                --             --
   Against                                       --             --                --             --                --             --
   Abstain                                       --             --                --             --                --             --
   Broker Non-Votes                              --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
tax-exempt Municipal Obligations.
   For                                   18,017,711          4,376                --             --                --             --
   Against                                  940,547            520                --             --                --             --
   Abstain                                  794,460            253                --             --                --             --
   Broker Non-Votes                       5,238,842          6,109                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560         11,258                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
rated portfolio insurance.
   For                                           --             --                --             --                --             --
   Against                                       --             --                --             --                --             --
   Abstain                                       --             --                --             --                --             --
   Broker Non-Votes                              --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
tax-exempt municipal bonds.
   For                                           --             --                --             --                --             --
   Against                                       --             --                --             --                --             --
   Abstain                                       --             --                --             --                --             --
   Broker Non-Votes                              --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================

-----
  18
-----

                                                 NQI                              NIO                              NIF
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and   Auction Rate        Common and   Auction Rate        Common and   Auction Rate
                                       Auction Rate      Preferred      Auction Rate      Preferred      Auction Rate      Preferred
                                   Preferred shares  shares voting  Preferred shares  shares voting  Preferred shares  shares voting
                                    voting together       together   voting together       together   voting together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the new fundamental
policy relating to tax-exempt
securities.
   For                                   18,262,758          4,452        39,115,864         10,375         9,217,792          4,008
   Against                                  733,464            497         1,745,414          1,373           595,458            893
   Abstain                                  756,496            200         1,496,047            428           314,595            211
   Broker Non-Votes                       5,238,842          6,109        10,204,329         10,266         2,826,285            502
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560         11,258        52,561,654         22,442        12,954,130          5,614
====================================================================================================================================
Approval of the Board Members was
reached as follows:
John P. Amboian
   For                                   24,138,594             --        50,851,391             --        12,373,855             --
   Withhold                                 852,966             --         1,710,263             --           580,275             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
Robert P. Bremner
   For                                   24,140,676             --        50,835,028             --        12,362,075             --
   Withhold                                 850,884             --         1,726,626             --           592,055             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
Jack B. Evans
   For                                   24,137,763             --        50,831,992             --        12,364,595             --
   Withhold                                 853,797             --         1,729,662             --           589,535             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
William C. Hunter
   For                                           --         10,677                --         21,296                --          5,267
   Withhold                                      --            581                --          1,146                --            347
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --         11,258                --         22,442                --          5,614
====================================================================================================================================
David J. Kundert
   For                                   24,131,327             --        50,829,064             --        12,359,416             --
   Withhold                                 860,233             --         1,732,590             --           594,714             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
William J. Schneider
   For                                           --         10,677                --         21,297                --          5,266
   Withhold                                      --            581                --          1,145                --            348
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --         11,258                --         22,442                --          5,614
====================================================================================================================================
Judith M. Stockdale
   For                                   24,138,923             --        50,826,156             --        12,370,934             --
   Withhold                                 852,637             --         1,735,498             --           583,196             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
Carole E. Stone
   For                                   24,127,155             --        50,804,301             --        12,368,807             --
   Withhold                                 864,405             --         1,757,353             --           585,323             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================
Terence J. Toth
   For                                   24,136,883             --        50,807,314             --        12,364,670             --
   Withhold                                 854,677             --         1,754,340             --           589,460             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 24,991,560             --        52,561,654             --        12,954,130             --
====================================================================================================================================

                                                                           -----
                                                                            19
                                                                           -----

NVG |
NEA |

                                                 NPX                              NVG                              NEA
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and   Auction Rate        Common and   Auction Rate        Common and   Auction Rate
                                       Auction Rate      Preferred      Auction Rate      Preferred      Auction Rate      Preferred
                                   Preferred shares  shares voting  Preferred shares  shares voting  Preferred shares  shares voting
                                    voting together       together   voting together       together   voting together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the elimination of the
fundamental policy relating to
insured/uninsured bonds.
   For                                           --             --                --             --                --             --
   Against                                       --             --                --             --                --             --
   Abstain                                       --             --                --             --                --             --
   Broker Non-Votes                              --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
To approve the fundamental policy
relating to Municipal Obligations
not more than 20% of Fund Assets.
   For                                           --             --                --             --                --             --
   Against                                       --             --                --             --                --             --
   Abstain                                       --             --                --             --                --             --
   Broker Non-Votes                              --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
Municipal Obligations not more than
20% of Fund Assets.
   For                                   17,552,122          5,467                --             --                --             --
   Against                                1,120,303          1,014                --             --                --             --
   Abstain                                  671,386            228                --             --                --             --
   Broker Non-Votes                       6,050,142          2,357                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953          9,066                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
tax-exempt Municipal Obligations.
   For                                   17,569,702          5,602                --             --                --             --
   Against                                1,110,346            902                --             --                --             --
   Abstain                                  663,763            205                --             --                --             --
   Broker Non-Votes                       6,050,142          2,357                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953          9,066                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
rated portfolio insurance.
   For                                   17,476,989          5,515                --             --                --             --
   Against                                1,179,386            968                --             --                --             --
   Abstain                                  687,436            226                --             --                --             --
   Broker Non-Votes                       6,050,142          2,357                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953          9,066                --             --                --             --
====================================================================================================================================
To approve the elimination of the
fundamental policy relating to
tax-exempt municipal bonds.
   For                                           --             --        14,082,658          3,838         8,809,154          3,059
   Against                                       --             --         1,041,372            504           405,719            252
   Abstain                                       --             --           633,996            139           363,712            160
   Broker Non-Votes                              --             --         4,097,830          3,699         3,075,776          1,864
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --        19,855,856          8,180        12,654,361          5,335
====================================================================================================================================

-----
  20
-----

                                                 NPX                              NVG                              NEA
------------------------------------------------------------------------------------------------------------------------------------
                                         Common and   Auction Rate        Common and   Auction Rate        Common and   Auction Rate
                                       Auction Rate      Preferred      Auction Rate      Preferred      Auction Rate      Preferred
                                   Preferred shares  shares voting  Preferred shares  shares voting  Preferred shares  shares voting
                                    voting together       together   voting together       together   voting together       together
                                         as a class     as a class        as a class     as a class        as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
To approve the new fundamental
policy relating to tax-exempt
securities.
   For                                   17,677,608          5,675        14,205,802          3,849         8,849,483          3,063
   Against                                1,003,169            809           921,336            500           352,769            254
   Abstain                                  663,034            225           630,888            132           376,333            154
   Broker Non-Votes                       6,050,142          2,357         4,097,830          3,699         3,075,776          1,864
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953          9,066        19,855,856          8,180        12,654,361          5,335
====================================================================================================================================
Approval of the Board Members was
reached as follows:
John P. Amboian
   For                                   24,463,837             --        18,937,253             --        12,358,285             --
   Withhold                                 930,116             --           918,603             --           296,076             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953             --        19,855,856             --        12,654,361             --
====================================================================================================================================
Robert P. Bremner
   For                                           --             --                --             --                --             --
   Withhold                                      --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
Jack B. Evans
   For                                           --             --                --             --                --             --
   Withhold                                      --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
William C. Hunter
   For                                           --          8,622                --          7,781                --          4,928
   Withhold                                      --            444                --            399                --            407
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --          9,066                --          8,180                --          5,335
====================================================================================================================================
David J. Kundert
   For                                   24,474,394             --        18,939,577             --        12,349,136             --
   Withhold                                 919,559             --           916,279             --           305,225             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953             --        19,855,856             --        12,654,361             --
====================================================================================================================================
William J. Schneider
   For                                           --          8,622                --          7,777                --          4,923
   Withhold                                      --            444                --            403                --            412
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --          9,066                --          8,180                --          5,335
====================================================================================================================================
Judith M. Stockdale
   For                                           --             --                --             --                --             --
   Withhold                                      --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
====================================================================================================================================
Carole E. Stone
   For                                           --             --                --             --                --             --
   Withhold                                      --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                         --             --                --             --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Terence J. Toth
   For                                   24,470,860             --        18,937,704             --        12,356,695             --
   Withhold                                 923,093             --           918,152             --           297,666             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                 25,393,953             --        19,855,856             --        12,654,361             --
====================================================================================================================================

                                                                           -----
                                                                            21
                                                                           -----

Report of

  INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

The Board of Directors/Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Dividend Advantage Municipal Fund
Nuveen Insured Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund (the "Funds") as of October 31, 2008, and the related statements of operations and cash flows (Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2008, the results of their operations and cash flows (Nuveen Nuveen Insured Premium Income Municipal Fund 2 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 23, 2008

-----
  22
-----

NQI | Nuveen Insured Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS
                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.9% (1.1% of Total Investments)

$      1,135   Birmingham Waterworks and Sewerage Board, Alabama, Water and           1/13 at 100.00           AAA    $   1,225,267
                  Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20
                  (Pre-refunded 1/01/13) - MBIA Insured

       7,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series        6/15 at 100.00            A2        7,073,100
                  2005A, 5.000%, 6/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,635   Total Alabama                                                                                              8,298,367
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 3.0% (1.7% of Total Investments)

       2,750   Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs,       7/17 at 100.00           Aa3          444,400
                  Series 11032- 11034, 8.606%, 7/01/31 - FSA Insured (IF)

       9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/12 at 100.00            AA        7,200,564
                  Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC
                  Insured (Alternative Minimum Tax)

       8,755   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call            AA        5,824,964
                  Series 2005B, 0.000%, 7/01/39 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,705   Total Arizona                                                                                             13,469,928
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 0.9% (0.5% of Total Investments)

       4,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical          11/14 at 100.00           Aa3        4,162,960
                  Sciences Campus, Series 2004B, 5.000%, 11/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               California - 30.9% (17.8% of Total Investments)

               California Department of Water Resources, Water System Revenue
                  Bonds, Central Valley Project, Series 2005AC:
          35      5.000%, 12/01/24 (Pre-refunded 12/01/14) - MBIA Insured            12/14 at 100.00           AAA           38,190
          35      5.000%, 12/01/26 (Pre-refunded 12/01/14) - MBIA Insured            12/14 at 100.00           AAA           38,190

               California Department of Water Resources, Water System Revenue
                  Bonds, Central Valley Project, Series 2005AC:
       4,010      5.000%, 12/01/24 - MBIA Insured                                    12/14 at 100.00           AAA        3,953,218
       3,965      5.000%, 12/01/26 - MBIA Insured                                    12/14 at 100.00           AAA        3,818,612

       1,275   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00           Aa3        1,268,421
                  Occidental College, Series 2005A, 5.250%, 10/01/23 - MBIA Insured

      13,175   California Pollution Control Financing Authority, Revenue Refunding    9/09 at 101.00            AA       11,772,258
                  Bonds, Southern California Edison Company, Series 1999A, 5.450%,
                  9/01/29 - MBIA Insured

      13,445   California State, General Obligation Bonds, Series 2002, 5.000%,       4/12 at 100.00            AA       12,821,690
                  4/01/27 - AMBAC Insured

       7,055   California State, General Obligation Bonds, Series 2002, 5.000%,       4/12 at 100.00           AAA        7,539,396
                  4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured

           5   California State, General Obligation Bonds, Series 2004, 5.000%,       4/14 at 100.00            AA            4,625
                  4/01/31 - AMBAC Insured

       3,745   California State, General Obligation Bonds, Series 2004, 5.000%,       4/14 at 100.00           AAA        4,057,370
                  4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

       8,000   California, General Obligation Bonds, Series 2002, 5.000%,            10/12 at 100.00            AA        7,361,360
                  10/01/32 - MBIA Insured

       2,340   Cerritos Public Financing Authority, California, Tax Allocation       11/17 at 102.00            AA        2,160,311
                  Revenue Bonds, Los Cerritos Redevelopment Projects, Series
                  2002A, 5.000%, 11/01/24 - AMBAC Insured

                                                                           -----
                                                                            23
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      5,000   Clovis Unified School District, Fresno County, California, General       No Opt. Call            AA    $   1,992,150
                  Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC Insured

               Foothill/Eastern Transportation Corridor Agency, California, Toll
               Road Revenue Refunding Bonds, Series 1999:
      22,985      0.000%, 1/15/24 - MBIA Insured                                       1/10 at 44.52            AA        6,952,963
      22,000      0.000%, 1/15/31 - MBIA Insured                                       1/10 at 29.11            AA        3,684,560
      50,000      0.000%, 1/15/37 - MBIA Insured                                       1/10 at 20.19            AA        4,949,500

       5,000   Garden Grove, California, Certificates of Participation, Financing     3/12 at 101.00            AA        4,431,100
                  Project, Series 2002A, 5.125%, 3/01/32 - AMBAC Insured

       2,125   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A           94,393
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2448, 0.891%, 6/01/35 - FGIC Insured (IF)

       5,795   Kern Community College District, California, General Obligation          No Opt. Call           AAA        2,130,706
                  Bonds, Series 2006, 0.000%, 11/01/25 - FSA Insured

       5,348   Moreno Valley Public Finance Authority, California, GNMA               1/12 at 105.00           Aaa        5,671,394
                  Collateralized Assisted Living Housing Revenue Bonds, CDC
                  Assisted Living Project, Series 2000A, 7.500%, 1/20/42

       5,190   Ontario Redevelopment Financing Authority, San Bernardino County,      2/09 at 100.00            AA(4)     5,568,247
                  California, Revenue Bonds, Redevelopment Project 1, Series 1993,
                  5.850%, 8/01/22 - MBIA Insured (ETM)

       3,615   Pasadena Unified School District, Los Angeles County, California,      5/13 at 100.00            AA(4)     3,913,274
                  General Obligation Bonds, Series 2003D, 5.000%, 5/01/24
                  (Pre-refunded 5/01/13) - MBIA Insured

       2,590   Riverside County Public Financing Authority, California, Tax          10/14 at 100.00           BBB        2,322,065
                  Allocation Bonds, Multiple Projects, Series 2004, 5.000%,
                  10/01/25 - SYNCORA GTY Insured

       2,000   San Diego Redevelopment Agency, California, Subordinate Lien Tax       9/14 at 100.00            A3        1,915,760
                  Allocation Bonds, Centre City Project, Series 2004A, 5.000%,
                  9/01/21 - SYNCORA GTY Insured

               San Francisco Airports Commission, California, Revenue Refunding
               Bonds, San Francisco International Airport, Second Series 2001,
               Issue 27A:
       7,200      5.125%, 5/01/21 - MBIA Insured (Alternative Minimum Tax)            5/11 at 100.00            AA        6,207,264
      12,690      5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)            5/11 at 100.00            AA       10,095,403

               San Francisco Bay Area Rapid Transit District, California, Sales
               Tax Revenue Bonds, Series 2005A:
       2,000      5.000%, 7/01/21 - MBIA Insured                                      7/15 at 100.00           AA+        2,002,100
       3,655      5.000%, 7/01/22 - MBIA Insured                                      7/15 at 100.00           AA+        3,636,871
       3,840      5.000%, 7/01/23 - MBIA Insured                                      7/15 at 100.00           AA+        3,792,614

       8,965   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00            AA        6,831,958
                  Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 -
                  MBIA Insured

       3,500   Saugus Union School District, Los Angeles County, California,            No Opt. Call            A+        1,432,760
                  General Obligation Bonds, Series 2006, 0.000%, 8/01/23 - FGIC
                  Insured

       1,000   Sierra Joint Community College District, Tahoe Truckee, California,    8/14 at 100.00            A+          927,520
                  General Obligation Bonds, School Facilities Improvement District
                  1, Series 2005A, 5.000%, 8/01/27 - FGIC Insured

       1,575   Sierra Joint Community College District, Western Nevada,               8/14 at 100.00            A+        1,460,844
                  California, General Obligation Bonds, School Facilities
                  Improvement District 2, Series 2005A, 5.000%, 8/01/27 - FGIC
                  Insured

       3,600   Ventura County Community College District, California, General         8/15 at 100.00            AA        3,372,156
                  Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     236,758   Total California                                                                                         138,219,243
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 2.4% (1.4% of Total Investments)

       2,015   Board of Trustees of the University of Northern Colorado, Revenue      6/15 at 100.00           AAA        1,972,161
                  Bonds, Series 2005, 5.000%, 6/01/22 - FSA Insured

               Denver, Colorado, Airport Revenue Bonds, Trust 2365:
       1,340      2.901%, 11/15/23 - FGIC Insured (IF)                               11/16 at 100.00            AA          923,662
         825      1.184%, 11/15/24 - FGIC Insured (IF)                               11/16 at 100.00            AA          558,212
       1,085      1.186%, 11/15/25 - FGIC Insured (IF)                               11/16 at 100.00            AA          699,196

-----
  24
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$      9,780   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA    $   1,837,369
                  Series 2000B, 0.000%, 9/01/32 - MBIA Insured

      10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call            AA        2,751,800
                  Series 2004A, 0.000%, 9/01/27 - MBIA Insured

       1,250   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           Aa3        1,216,225
                  Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured (UB)

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00            AA          927,700
                  2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,295   Total Colorado                                                                                            10,886,325
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 0.5% (0.3% of Total Investments)

       1,335   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00            AA          627,597
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals
                  1606, 1.947%, 10/01/30 - AMBAC Insured (IF)

       3,920   Washington District of Columbia Convention Center Authority,          10/16 at 100.00            AA        1,509,396
                  Dedicated Tax Revenue Bonds, Residual Series 1730, 1731, 1736,
                  0.471%, 10/01/36 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
       5,255   Total District of Columbia                                                                                 2,136,993
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 8.7% (5.0% of Total Investments)

       3,450   Collier County, Florida, Capital Improvement Revenue Bonds, Series    10/14 at 100.00            AA        3,317,969
                  2005, 5.000%, 10/01/24 - MBIA Insured

       3,250   Florida State Board of Education, Full Faith and Credit Public         6/13 at 101.00           AAA        3,234,010
                  Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 -
                  AMBAC Insured

       2,550   Florida State Board of Education, Public Education Capital Outlay      6/18 at 101.00           AAA        1,561,518
                  Bonds, Series 2008, Trust 2929, 0.054%, 6/01/38 - AGC Insured
                  (IF)

      20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%,     10/10 at 101.00           AAA       17,759,798
                  10/01/25 - FSA Insured (Alternative Minimum Tax)

       4,115   Miami-Dade County Housing Finance Authority, Florida, Multifamily      7/11 at 100.00           AAA        3,474,953
                  Housing Revenue Bonds, Monterey Pointe Apartments, Series
                  2001-2A, 5.850%, 7/01/37 - FSA Insured (Alternative Minimum Tax)

       7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00            A2        5,582,220
                  International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                  Insured (Alternative Minimum Tax)

       3,780   Palm Beach County School Board, Florida, Certificates of               8/13 at 100.00            AA        3,815,154
                  Participation, Series 2003A, 5.000%, 8/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      44,145   Total Florida                                                                                             38,745,622
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 0.2% (0.1% of Total Investments)

       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004,    11/14 at 100.00           AAA          977,660
                  5.000%, 11/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 3.8% (2.2% of Total Investments)

       1,620   Hawaii County, Hawaii, General Obligation Bonds, Series 2003A,         7/13 at 100.00           AAA        1,619,887
                  5.000%, 7/15/21 - FSA Insured

               Hawaii Department of Transportation, Airport System Revenue
               Refunding Bonds, Series 2000B:
       8,785      6.625%, 7/01/18 - FGIC Insured (Alternative Minimum Tax)            7/10 at 101.00            A2        8,806,172
       7,000      6.000%, 7/01/19 - FGIC Insured (Alternative Minimum Tax)            7/10 at 101.00            A2        6,658,120
------------------------------------------------------------------------------------------------------------------------------------
      17,405   Total Hawaii                                                                                              17,084,179
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 18.9% (10.9% of Total Investments)

       9,500   Chicago, Illinois, Second Lien General Airport Revenue Refunding       1/10 at 101.00            AA        9,214,525
                  Bonds, O'Hare International Airport, Series 1999, 5.500%,
                  1/01/15 - AMBAC Insured (Alternative Minimum Tax)

       2,875   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare    1/16 at 100.00            AA        2,730,589
                  International Airport, Series 2005A, 5.250%, 1/01/24 - MBIA
                  Insured

      25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health       2/10 at 101.00           Aa3(4)    25,714,496
                  System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

                                                                           -----
                                                                            25
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

$     13,275   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     5/11 at 100.00           AAA    $  13,214,864
                  2001, 5.250%, 5/01/26 - FSA Insured

      15,785   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     4/12 at 100.00           AAA       15,655,563
                  2002, 5.250%, 4/01/27 - FSA Insured

      18,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call           AAA        7,250,940
                  Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%,
                  12/15/24 - MBIA Insured

      10,000   University of Illinois, Certificates of Participation, Utility         8/11 at 100.00            AA(4)    10,652,700
                  Infrastructure Projects, Series 2001B, 5.250%, 8/15/21
                  (Pre-refunded 8/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      94,435   Total Illinois                                                                                            84,433,677
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 2.6% (1.5% of Total Investments)

       3,730   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00            AA        3,047,373
                  2007A, 5.000%, 1/01/42 - MBIA Insured

       7,790   Indiana Transportation Finance Authority, Highway Revenue Bonds,         No Opt. Call           AA+        8,675,723
                  Series 1990A, 7.250%, 6/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,520   Total Indiana                                                                                             11,723,096
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 0.6% (0.4% of Total Investments)

       3,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series     10/13 at 100.00            AA        2,881,200
                  2003, 5.000%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 6.7% (3.8% of Total Investments)

       3,015   Kentucky Asset/Liability Commission, General Fund Revenue Project      5/15 at 100.00            AA        2,909,897
                  Notes, First Series 2005, 5.000%, 5/01/25 - MBIA Insured

               Kentucky Economic Development Finance Authority, Health System
               Revenue Bonds, Norton Healthcare Inc., Series 2000C:
       2,530      6.150%, 10/01/27 - MBIA Insured                                    10/13 at 101.00            AA        2,306,196
      12,060      6.150%, 10/01/28 - MBIA Insured                                    10/13 at 101.00            AA       10,930,702

               Kentucky Economic Development Finance Authority, Health System
               Revenue Bonds, Norton Healthcare Inc., Series 2000C:
       3,815      6.150%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured            10/13 at 101.00             AA(4)    4,334,298
       6,125      6.150%, 10/01/28 (Pre-refunded 10/01/13) - MBIA Insured            10/13 at 101.00             AA(4)    6,958,735

       2,230   Kentucky State Property and Buildings Commission, Revenue Bonds,       8/15 at 100.00           AAA        2,413,685
                  Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) -
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,775   Total Kentucky                                                                                            29,853,513
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 4.2% (2.4% of Total Investments)

               Louisiana State, Gasoline Tax Revenue Bonds, Series 2006:
      11,325      4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00           Aa3        9,193,295
       8,940      4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00           Aa3        6,854,209

          10   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals    5/16 at 100.00           Aa3              668
                  660-1, 10.855%, 5/01/41 - FGIC Insured (IF)

           5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals    5/16 at 100.00           Aa3              334
                  660-3, 10.838%, 5/01/41 - FGIC Insured (IF)

       2,910   Orleans Levee District, Louisiana, Levee District General             12/08 at 100.00           AAA        2,913,667
                  Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,190   Total Louisiana                                                                                           18,962,173
------------------------------------------------------------------------------------------------------------------------------------

               Maine - 1.8% (1.1% of Total Investments)

         555   Maine Health and Higher Educational Facilities Authority, Revenue      7/09 at 101.00           Aaa          559,557
                  Bonds, Series 1999B, 6.000%, 7/01/29 - MBIA Insured

-----
  26
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Maine (continued)

$      7,445   Maine Health and Higher Educational Facilities Authority, Revenue      7/09 at 101.00           Aaa    $   7,734,611
                  Bonds, Series 1999B, 6.000%, 7/01/29 (Pre-refunded 7/01/09) -
                  MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,000   Total Maine                                                                                                8,294,168
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 1.9% (1.1% of Total Investments)

       2,100   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00            AA        1,455,909
                  Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                  7/01/36 - MBIA Insured

       7,535   Maryland Transportation Authority, Airport Parking Revenue Bonds,      3/12 at 101.00            AA        7,132,556
                  Baltimore-Washington International Airport Passenger Facility,
                  Series 2002B, 5.500%, 3/01/18 - AMBAC Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,635   Total Maryland                                                                                             8,588,465
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 3.1% (1.8% of Total Investments)

       5,000   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/12 at 100.00           AAA        5,345,450
                  Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                  (Pre-refunded 7/01/12) - FGIC Insured

       3,465   Massachusetts Water Resources Authority, General Revenue Bonds,        2/17 at 100.00           Aa2        2,673,144
                  4.500%, 8/01/46 - FSA Insured (UB)

               Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
               Series 2004:
       1,250      5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(4)     1,300,013
       1,000      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(4)     1,040,010
       1,195      5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(4)     1,242,812
       2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(4)     2,080,020
------------------------------------------------------------------------------------------------------------------------------------
      13,910   Total Massachusetts                                                                                       13,681,449
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 0.9% (0.5% of Total Investments)

       4,750   Michigan Strategic Fund, Collateralized Limited Obligation             9/09 at 102.00            AA        3,977,460
                  Pollution Control Revenue Refunding Bonds, Detroit Edison
                  Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Mississippi - 1.4% (0.8% of Total Investments)

       2,715   Harrison County Wastewater Management District, Mississippi,             No Opt. Call            AA(4)     3,258,326
                  Revenue Refunding Bonds, Wastewater Treatment Facilities, Series
                  1991B, 7.750%, 2/01/14 - FGIC Insured (ETM)

       2,545   Harrison County Wastewater Management District, Mississippi,             No Opt. Call           N/R(4)     3,071,179
                  Wastewater Treatment Facilities Revenue Refunding Bonds, Series
                  1991A, 8.500%, 2/01/13 - FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       5,260   Total Mississippi                                                                                          6,329,505
------------------------------------------------------------------------------------------------------------------------------------

               Nebraska - 2.1% (1.2% of Total Investments)

      12,155   Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A,        9/17 at 100.00            AA        9,553,222
                  4.500%, 9/01/37 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 5.9% (3.4% of Total Investments)

      33,700   Director of Nevada State Department of Business and Industry,          1/10 at 100.00            AA       20,258,416
                  Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                  2000, 5.375%, 1/01/40 - AMBAC Insured

       5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00            AA(4)     6,114,852
                  Transportation Rail Access Corridor Project, Series 2002,
                  5.125%, 6/01/32 (Pre-refunded 6/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,420   Total Nevada                                                                                              26,373,268
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 1.3% (0.7% of Total Investments)

               New Jersey Economic Development Authority, Revenue Bonds, Motor
                  Vehicle Surcharge, Series 2004A:
       1,700      5.000%, 7/01/22 - MBIA Insured                                      7/14 at 100.00            AA        1,657,177
       1,700      5.000%, 7/01/23 - MBIA Insured                                      7/14 at 100.00            AA        1,646,637

       2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,    7/13 at 100.00            AA        2,470,425
                  1/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,900   Total New Jersey                                                                                           5,774,239
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            27
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 1.4% (0.8% of Total Investments)

               New Mexico Finance Authority, Public Project Revolving Fund Revenue
               Bonds, Series 2004C:
$      1,420      5.000%, 6/01/22 - AMBAC Insured                                     6/14 at 100.00           AA+    $   1,413,014
       3,290      5.000%, 6/01/23 - AMBAC Insured                                     6/14 at 100.00           AA+        3,246,309

       1,530   New Mexico State University, Revenue Bonds, Series 2004, 5.000%,       4/14 at 100.00            AA        1,509,835
                  4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,240   Total New Mexico                                                                                           6,169,158
------------------------------------------------------------------------------------------------------------------------------------

               New York - 15.7% (9.1% of Total Investments)

      11,760   Dormitory Authority of the State of New York, New York City, Lease     5/10 at 101.00            AA(4)    12,511,346
                  Revenue Bonds, Court Facilities, Series 1999, 5.750%, 5/15/30
                  (Pre-refunded 5/15/10) - AMBAC Insured

      15,000   Dormitory Authority of the State of New York, Revenue Bonds, School   10/12 at 100.00            AA       15,560,850
                  Districts Financing Program, Series 2002D, 5.500%, 10/01/17 -
                  MBIA Insured

       4,070   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        2,896,497
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       3,300   Long Island Power Authority, New York, Electric System General        11/16 at 100.00            AA        2,453,253
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

       5,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00            A-        4,564,700
                  Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

       8,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00            AA        7,642,160
                  Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 - FGIC
                  Insured

       1,740   New York Convention Center Development Corporation, Hotel Fee         11/15 at 100.00             A        1,037,005
                  Revenue Bonds, Trust 2364, 8.714%, 11/15/44 - AMBAC Insured (IF)

      10,150   New York State Housing Finance Agency, Mortgage Revenue Refunding     11/08 at 100.00           AAA       10,151,015
                  Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 - FSA
                  Insured

       4,200   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,     10/09 at 100.00           Aa1        3,963,918
                  Series 82, 5.550%, 10/01/19 - MBIA Insured (Alternative Minimum
                  Tax)

               New York State Urban Development Corporation, State Personal Income
               Tax Revenue Bonds, Series 2005B:
       2,460      5.000%, 3/15/24 - FSA Insured (UB)                                  3/15 at 100.00           AAA        2,433,899
       2,465      5.000%, 3/15/25 - FSA Insured (UB)                                  3/15 at 100.00           AAA        2,421,641

       5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate Lien    11/13 at 100.00           Aa3        4,575,350
                  General Purpose Revenue Bonds, Series 2003A, 5.000%, 11/15/32 -
                  FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      73,145   Total New York                                                                                            70,211,634
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 3.5% (2.0% of Total Investments)

       7,000   Cleveland State University, Ohio, General Receipts Bonds, Series       6/14 at 100.00            AA        7,094,220
                  2004, 5.250%, 6/01/19 - FGIC Insured

       3,065   Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond    12/16 at 100.00            A2          953,184
                  Trust 2706, 0.472%, 12/01/32 - AMBAC Insured (IF)

       5,000   Lorain County, Ohio, Health Facilities Revenue Bonds, Catholic         9/09 at 102.00            AA        4,555,150
                  Healthcare Partners, Series 1999A, 5.500%, 9/01/29 - AMBAC
                  Insured

       3,065   Oak Hills Local School District, Hamilton County, Ohio, General       12/15 at 100.00           AAA        3,041,461
                  Obligation Bonds, Series 2005, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,130   Total Ohio                                                                                                15,644,015
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 0.5% (0.3% of Total Investments)

       2,250   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00            AA        2,176,268
                  Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 3.0% (1.8% of Total Investments)

       3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue   12/15 at 100.00            AA        2,755,080
                  Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

-----
  28
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
$      3,260      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00            AA    $   3,170,252
       1,600      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00            AA        1,544,064

       5,400   Pennsylvania Public School Building Authority, Lease Revenue Bonds,   12/16 at 100.00           Aa3        4,292,622
                  School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 -
                  FSA Insured (UB)

       2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue    12/15 at 100.00            AA        1,747,360
                  Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,260   Total Pennsylvania                                                                                        13,509,378
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 2.2% (1.3% of Total Investments)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00            AA        2,258,050
                  2005RR, 5.000%, 7/01/22 - FGIC Insured

      25,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            AA        2,531,250
                  Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured

       5,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call            A-        5,027,550
                  Authority, Series 2003AA, 5.500%, 7/01/16 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      32,500   Total Puerto Rico                                                                                          9,816,850
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 2.4% (1.4% of Total Investments)

       3,000   Charleston County School District, South Carolina, General             2/14 at 100.00           Aa1        2,985,390
                  Obligation Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured

      10,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds,     10/16 at 100.00            A1        7,727,500
                  Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,000   Total South Carolina                                                                                      10,712,890
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 1.3% (0.7% of Total Investments)

               Knox County Health, Educational and Housing Facilities Board,
               Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
               Series 2002A:
       7,500      0.000%, 1/01/24 - FSA Insured                                        1/13 at 52.75           AAA        2,988,375
       5,000      0.000%, 1/01/25 - FSA Insured                                        1/13 at 49.71           AAA        1,860,350
       2,750      0.000%, 1/01/26 - FSA Insured                                        1/13 at 46.78           AAA          921,745
------------------------------------------------------------------------------------------------------------------------------------
      15,250   Total Tennessee                                                                                            5,770,470
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 19.3% (11.2% of Total Investments)

       8,000   Abilene Health Facilities Development Corporation, Texas, Hospital     3/09 at 100.00            AA        7,215,120
                  Revenue Refunding and Improvement Bonds, Hendrick Medical Center
                  Project, Series 1995C, 6.150%, 9/01/25 - MBIA Insured

       3,135   Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004,      7/14 at 100.00           AAA        3,176,351
                  5.250%, 7/15/20 - FSA Insured (UB)

       3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00            A+        3,004,080
                  Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 -
                  FGIC Insured (Alternative Minimum Tax)

       3,735   Grand Prairie Independent School District, Dallas County, Texas,       2/13 at 100.00           AAA        4,023,940
                  General Obligation Bonds, Series 2003, 5.125%, 2/15/31
                  (Pre-refunded 2/15/13) - FSA Insured

       1,035   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call            AA        1,068,192
                  Series 1990, 7.400%, 2/15/10 - AMBAC Insured

         285   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call            AA(4)       292,627
                  Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       5,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00            AA        4,657,750
                  Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,500   Houston, Texas, General Obligation Public Improvement Bonds, Series    3/11 at 100.00           AAA        4,486,680
                  2001A, 5.000%, 3/01/22 - FSA Insured

                                                                           -----
                                                                            29
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$     17,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call           AAA    $  17,997,048
                  Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA Insured
                  (ETM)

       4,685   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00           AAA        4,319,617
                  Series 2000A, 5.500%, 7/01/19 - FSA Insured (Alternative Minimum
                  Tax)

      19,200   Jefferson County Health Facilities Development Corporation, Texas,     8/11 at 100.00            AA       15,013,248
                  FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                  Southeast Texas, Series 2001, 5.400%, 8/15/31 - AMBAC Insured

       2,000   Laredo Independent School District Public Facilities Corporation,      8/11 at 100.00            AA        1,847,720
                  Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 -
                  AMBAC Insured

      22,045   North Central Texas Health Facilities Development Corporation,         8/12 at 101.00            AA       19,480,283
                  Revenue Bonds, Children's Medical Center of Dallas, Series 2002,
                  5.250%, 8/15/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      93,620   Total Texas                                                                                               86,582,656
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 12.2% (7.0% of Total Investments)

      10,730   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00            AA        9,043,888
                  Consolidated System Revenue Refunding Bonds, Series 2001C,
                  5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)

      15,025   Seattle Housing Authority, Washington, GNMA Collateralized Mortgage   11/11 at 105.00           AAA       14,617,973
                  Loan Low Income Housing Assistance Revenue Bonds, Park Place
                  Project, Series 2000A, 7.000%, 5/20/42

       4,530   Seattle Housing Authority, Washington, GNMA Collateralized Mortgage    9/11 at 102.00           AAA        3,932,176
                  Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza
                  Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative
                  Minimum Tax)

       5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,         12/10 at 100.00           AAA        5,024,200
                  Series 2000, 5.250%, 12/01/21 - FSA Insured

       2,500   Washington State Healthcare Facilities Authority, Revenue Bonds,      12/09 at 101.00            AA(4)     2,622,575
                  Providence Services, Series 1999, 5.375%, 12/01/19 (Pre-refunded
                  12/01/09) - MBIA Insured

      21,510   Washington State, General Obligation Bonds, Series 2002, 0.000%,         No Opt. Call           AA+        6,927,941
                  6/01/28 - MBIA Insured (UB)

      10,000   Washington State, General Obligation Bonds, Series R-2003A, 5.000%,    1/12 at 100.00           AA+       10,089,600
                  1/01/19 - MBIA Insured

       2,250   Washington, Certificates of Participation, Washington Convention       7/09 at 100.00            AA        2,283,975
                  and Trade Center, Series 1999, 5.250%, 7/01/14 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      71,545   Total Washington                                                                                          54,542,328
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 3.0% (1.8% of Total Investments)

      12,845   West Virginia Water Development Authority, Infrastructure Revenue     10/10 at 100.00           AAA       13,595,020
                  Bonds, Infrastructure and Jobs Development Council Program,
                  Series 2000A, 5.500%, 10/01/39 (Pre-refunded 10/01/10) - FSA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 0.9% (0.5% of Total Investments)

       1,635   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,        11/14 at 100.00           Aaa        1,765,961
                  5.000%, 11/01/26 (Pre-refunded 11/01/14) - FSA Insured

         545   Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,        11/14 at 100.00           Aaa          515,300
                  5.000%, 11/01/26 - FSA Insured

       1,675   Wisconsin Public Power Incorporated System, Power Supply System        7/15 at 100.00            AA        1,551,617
                  Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,855   Total Wisconsin                                                                                            3,832,878
------------------------------------------------------------------------------------------------------------------------------------
$    984,038   Total Long-Term Investments (cost $837,363,243) - 169.1%                                                 756,970,257
============------------------------------------------------------------------------------------------------------------------------

-----
  30
-----

  Principal
Amount (000)   Description (1)                                                                         Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 4.2% (2.4% of Total Investments)

$      3,000   Dormitory Authority of the State of New York, State Personal Income Tax Revenue                 A-2    $   3,000,000
                  Bonds, Series 2005C, Variable Rate Demand Obligations, 10.500%, 3/15/32 - AMBAC
                  Insured (5)

       5,655   Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General             A-1+        5,655,000
                  Obligation Bonds, Series 2001, Trust 163, Variable Rate Demand Obligations,
                  2.270%, 6/15/09 - MBIA Insured (5)

       4,000   Massachusetts Water Resources Authority, General Revenue Bonds, Tender Option Bond,          VMIG-1        4,000,000
                  Trust 1080, Variable Rate Demand Obligations, 3.000%, 8/01/32 - FSA Insured (5)

       2,000   New York City, New York, General Obligation Bonds, Fiscal Series 1995B2-B10,                 VMIG-1        2,000,000
                  Variable Rate Demand Obligations, 1.200%, 8/15/22 - MBIA Insured (5)

       1,000   New York State Dorm Authority, Revenue Bonds, Non State Supported Debt, Cornell              VMIG-1        1,000,000
                  University, Series 2008C, Variable Rate Demand Obligations, 1.150%, 7/01/37 (5)

       3,000   Port of Tacoma, Washington, General Obligation Bonds, Tender Option Bond, Trust                 Aa3        3,000,000
                  2006-86, Variable Rate Demand Obligations, 3.320%, 6/01/25 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$     18,655   Total Short-Term Investments (cost $18,655,000)                                                           18,655,000
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $856,018,243) - 173.3%                                                           775,625,257
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.4)%                                                                      (46,750,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.8%                                                                      17,012,753
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (66.7)% (6)                                       (298,425,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 447,463,010
               =====================================================================================================================

        At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.5%.

  N/R   Not rated.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            31
                                                                           -----

NIO | Nuveen Insured Municipal Opportunity Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 11.4% (6.8% of Total Investments)

$      3,500   Birmingham Waterworks And Sewer Board, Alabama, Water and Sewer        1/17 at 100.00            A3    $   1,052,660
                  Revenue Bonds, Tender Option Bond Trust 2707, 0.596%, 1/01/43 -
                  AMBAC Insured (IF)

      11,175   Hoover Board of Education, Alabama, Capital Outlay Tax Anticipation    2/11 at 100.00            AA       11,197,909
                  Warrants, Series 2001, 5.250%, 2/15/22 - MBIA Insured

               Jefferson County, Alabama, Sewer Revenue Capital Improvement
               Warrants, Series 1999A:
      10,815      5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured               2/09 at 101.00           AAA       11,004,154
       9,790      5.000%, 2/01/33 (Pre-refunded 2/01/09) - FGIC Insured               2/09 at 101.00           AAA        9,961,227
      29,860      5.750%, 2/01/38 (Pre-refunded 2/01/09) - FGIC Insured               2/09 at 101.00           AAA       30,454,511

       2,500   Jefferson County, Alabama, Sewer Revenue Capital Improvement           8/12 at 100.00           AAA        2,681,275
                  Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) -
                  FGIC Insured

               Jefferson County, Alabama, Sewer Revenue Capital Improvement
               Warrants, Series 2002D:
         425      5.000%, 2/01/38 (Pre-refunded 8/01/12) - FGIC Insured               8/12 at 100.00           AAA          449,931
      14,800      5.000%, 2/01/42 (Pre-refunded 8/01/12) - FGIC Insured               8/12 at 100.00           AAA       15,808,176

      18,760   Jefferson County, Alabama, Sewer Revenue Capitol Improvement           2/11 at 101.00           AAA       19,775,291
                  Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded 2/01/11) -
                  FGIC Insured

      10,195   Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series    2/09 at 100.00            BB        6,888,252
                  1997A, 5.375%, 2/01/27 - FGIC Insured

       5,240   Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series    2/11 at 101.00           AAA        5,554,295
                  2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
     117,060   Total Alabama                                                                                            114,827,681
------------------------------------------------------------------------------------------------------------------------------------

               Alaska - 1.3% (0.8% of Total Investments)

       2,425   Alaska Housing Finance Corporation, Collateralized Veterans           12/09 at 100.00           AAA        2,366,145
                  Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39

      11,245   Alaska Housing Finance Corporation, General Mortgage Revenue Bonds,    6/09 at 100.00           AAA       10,820,839
                  Series 1999A, 6.050%, 6/01/39 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,670   Total Alaska                                                                                              13,186,984
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 2.3% (1.4% of Total Investments)

               Arizona State University, Certificates of Participation, Resh
               Infrastructure Projects, Series 2005A:
       2,000      5.000%, 9/01/25 - AMBAC Insured                                     3/15 at 100.00            AA        1,876,360
       2,000      5.000%, 9/01/27 - AMBAC Insured                                     3/15 at 100.00            AA        1,852,520

       1,000   Arizona State University, System Revenue Bonds, Series 2005,           7/15 at 100.00            AA          883,410
                  5.000%, 7/01/27 - AMBAC Insured

       1,000   Maricopa County Union High School District 210, Phoenix, Arizona,      7/14 at 100.00           AAA        1,077,250
                  General Obligation Bonds, Series 2004A, 5.000%, 7/01/22
                  (Pre-refunded 7/01/14) - FSA Insured

       5,200   Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs,       7/17 at 100.00           AAA          840,320
                  Series 11032- 11034, 8.606%, 7/01/31 - FSA Insured (IF)

       1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/14 at 100.00           AA+        1,108,025
                  Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 -
                  MBIA Insured

      13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water      7/15 at 100.00            AA       12,435,757
                  System Revenue Bonds, Series 2005, 4.750%, 7/01/25 - MBIA
                  Insured

-----
  32
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Arizona (continued)

$      2,905   Pima County Industrial Development Authority, Arizona, Lease           1/09 at 100.00           Aaa    $   2,919,496
                  Obligation Revenue Refunding Bonds, Tucson Electric Power
                  Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,745   Total Arizona                                                                                             22,993,138
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 0.3% (0.2% of Total Investments)

       3,660   Arkansas State University, Student Fee Revenue Bonds, Beebe Campus,    9/15 at 100.00           Aa3        3,026,966
                  Series 2006, 5.000%, 9/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               California - 32.0% (19.1% of Total Investments)

       5,600   Alameda Corridor Transportation Authority, California, Subordinate       No Opt. Call             A        2,802,296
                  Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 - AMBAC
                  Insured

      10,000   California Department of Veterans Affairs, Home Purchase Revenue       6/12 at 101.00            AA        9,983,600
                  Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

               California Department of Water Resources, Power Supply Revenue
               Bonds, Series 2002A:
      30,000      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY Insured        5/12 at 101.00           Aaa       32,741,398
      25,000      5.375%, 5/01/18 (Pre-refunded 5/01/12) - AMBAC Insured              5/12 at 101.00           Aaa       27,284,500

               California Department of Water Resources, Water System Revenue
               Bonds, Central Valley Project, Series 2005AC:
          30      5.000%, 12/01/24 (Pre-refunded 12/01/14) - MBIA Insured            12/14 at 100.00           AAA           32,734
          25      5.000%, 12/01/27 (Pre-refunded 12/01/14) - MBIA Insured            12/14 at 100.00           AAA           27,279

               California Department of Water Resources, Water System Revenue
               Bonds, Central Valley Project, Series 2005AC:
       3,670      5.000%, 12/01/24 - MBIA Insured                                    12/14 at 100.00           AAA        3,618,033
       2,795      5.000%, 12/01/27 - MBIA Insured                                    12/14 at 100.00           AAA        2,704,749

      10,150   California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 -  12/14 at 100.00            AA        9,386,619
                  AMBAC Insured

       3,500   Coachella Valley Unified School District, Riverside County,            8/15 at 100.00            A-        3,265,395
                  California, General Obligation Bonds, Series 2005A, 5.000%,
                  8/01/26 - FGIC Insured

      20,000   Cucamonga County Water District, San Bernardino County, California,    9/11 at 101.00            A+       17,321,000
                  Certificates of Participation, Water Shares Purchase, Series
                  2000, 5.125%, 9/01/35 - FGIC Insured

       5,750   East Bay Municipal Utility District, Alameda and Contra Costa          6/15 at 100.00           AA+        5,534,260
                  Counties, California, Water System Subordinated Revenue Bonds,
                  Series 2005A, 5.000%, 6/01/27 - MBIA Insured

       2,500   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00            A2               --
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2448, 0.891%, 6/01/38 - FGIC Insured (IF)

       1,520   Hayward Redevelopment Agency, California, Downtown Redevelopment       3/16 at 100.00            A-        1,284,628
                  Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 -
                  SYNCORA GTY Insured

       5,600   Kern Community College District, California, General Obligation          No Opt. Call           AAA        2,196,432
                  Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured (4)

       5,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 101.00            AA        4,428,350
                  Refunding Bonds, Long Beach Aquarium of the South Pacific,
                  Series 2001, 5.250%, 11/01/30 - AMBAC Insured

       2,740   Los Angeles Harbors Department, California, Revenue Bonds, Series      8/16 at 102.00            AA        2,325,411
                  2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative Minimum Tax)

      20,000   Los Angeles Unified School District, California, General Obligation    7/13 at 100.00           AAA       19,998,600
                  Bonds, Series 2003A, 5.000%, 7/01/21 - FSA Insured

       3,000   Los Angeles Unified School District, California, General Obligation    7/16 at 100.00           AA-        2,895,510
                  Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

       6,205   Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%,     11/12 at 100.00            A+        5,137,864
                  11/01/22 - FGIC Insured (Alternative Minimum Tax)

               Poway Redevelopment Agency, California, Tax Allocation Bonds,
               Paguay Redevelopment Project, Series 2001:
      15,000      5.200%, 6/15/30 - AMBAC Insured                                    12/11 at 101.00            AA       13,215,900
       5,000      5.125%, 6/15/33 - AMBAC Insured                                    12/11 at 101.00            AA        4,275,100

                                                                           -----
                                                                            33
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      2,035   Redding, California, Electric System Revenue Certificates of           6/15 at 100.00            AA    $   1,635,163
                  Participation, Series 2005, 5.000%, 6/01/30 - FGIC Insured

       6,000   Redlands Unified School District, San Bernardino County,               7/13 at 100.00           AAA        5,814,780
                  California, General Obligation Bonds, Series 2003, 5.000%,
                  7/01/26 - FSA Insured

       2,970   Riverside Community College District, California, General              8/15 at 100.00           AAA        2,955,180
                  Obligation Bonds, Series 2005, 5.000%, 8/01/22 - FSA Insured

       2,500   Sacramento County Sanitation District Financing Authority,            12/15 at 100.00            AA        2,399,125
                  California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 - FGIC
                  Insured

      13,710   San Francisco Airports Commission, California, Revenue Refunding       5/11 at 100.00            AA       11,334,743
                  Bonds, San Francisco International Airport, Second Series 2001,
                  Issue 27A, 5.250%, 5/01/26 - MBIA Insured (Alternative Minimum
                  Tax)

       3,030   San Francisco Bay Area Rapid Transit District, California, Sales       7/11 at 100.00           AA+        2,846,715
                  Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 - AMBAC Insured

       8,470   San Francisco Bay Area Rapid Transit District, California, Sales       7/11 at 100.00           AA+(5)     9,018,348
                  Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 (Pre-refunded
                  7/01/11) - AMBAC Insured

       1,220   San Francisco Bay Area Rapid Transit District, California, Sales       7/15 at 100.00           AA+        1,213,949
                  Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/22 - MBIA Insured

      66,685   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call           AAA       35,371,719
                  California, Senior Lien Toll Road Revenue Bonds, Series 1993,
                  0.000%, 1/01/21 (ETM)

               San Joaquin Hills Transportation Corridor Agency, Orange County,
               California, Toll Road Revenue Refunding Bonds, Series 1997A:
      31,615      5.250%, 1/15/30 - MBIA Insured                                      1/09 at 100.00            AA       23,877,861
      21,500      0.000%, 1/15/32 - MBIA Insured                                        No Opt. Call            AA        4,484,470

      12,525   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/10 at 101.00            AA(5)    13,252,452
                  Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/20
                  (Pre-refunded 8/01/10) - MBIA Insured

      19,595   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00            AA       14,932,762
                  Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 -
                  MBIA Insured

      11,250   Santa Ana Financing Authority, California, Lease Revenue Bonds,          No Opt. Call            AA       11,915,663
                  Police Administration and Housing Facility, Series 1994A,
                  6.250%, 7/01/24 - MBIA Insured

       6,785   Santa Clara Valley Water District, California, Water Revenue Bonds,    6/16 at 100.00           AAA        5,427,593
                  Series 2006A, 3.750%, 6/01/25 (WI/DD, Settling 11/03/08) - FSA
                  Insured

       5,000   Walnut Energy Center Authority, California, Electric Revenue Bonds,    1/14 at 100.00            AA        4,534,800
                  Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     397,975   Total California                                                                                         321,474,981
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 7.6% (4.5% of Total Investments)

       1,080   Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00           BBB          824,515
                  Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured

       1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space,       11/15 at 100.00           AAA        1,911,058
                  Series 2005B, 5.250%, 11/01/24 - FSA Insured

       1,000   Colorado Department of Transportation, Certificates of                 6/14 at 100.00            AA          974,610
                  Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured

       4,950   Denver Convention Center Hotel Authority, Colorado, Senior Revenue    12/13 at 100.00           N/R(5)     5,256,158
                  Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33
                  (Pre-refunded 12/01/13) - SYNCORA GTY Insured

       1,740   Douglas County School District RE1, Douglas and Elbert Counties,      12/14 at 100.00           Aaa        1,665,406
                  Colorado, General Obligation Bonds, Series 2005B, 5.000%,
                  12/15/28 - FSA Insured

      35,995   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA       13,465,010
                  Series 1997B, 0.000%, 9/01/23 - MBIA Insured

      30,800   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00           AAA       33,130,326
                  Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) - MBIA
                  Insured

-----
  34
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$     11,800   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 74.80           Aaa    $   8,369,032
                  Series 2000B, 0.000%, 9/01/15 (Pre-refunded 9/01/10) - MBIA
                  Insured

      10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call            AA        2,751,800
                  Series 2004A, 0.000%, 9/01/27 - MBIA Insured

       4,520   Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00           AAA        4,397,870
                  Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured (UB)

       2,500   Summit County School District RE-1, Summit, Colorado, General         12/14 at 100.00           Aa3        2,501,200
                  Obligation Bonds, Series 2004B, 5.000%, 12/01/24 - FGIC Insured

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00            AA          927,700
                  2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
     107,285   Total Colorado                                                                                            76,174,685
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 1.1% (0.6% of Total Investments)

               District of Columbia Water and Sewerage Authority, Subordinate Lien
               Public Utility Revenue Bonds, Series 2003:
       5,000      5.125%, 10/01/24 - FGIC Insured                                    10/13 at 100.00            AA        4,854,150
       5,000      5.125%, 10/01/25 - FGIC Insured                                    10/13 at 100.00            AA        4,821,650

       2,670   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00            AA        1,255,194
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals
                  1606, 1.947%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
      12,670   Total District of Columbia                                                                                10,930,994
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 6.4% (3.8% of Total Investments)

       1,000   Hillsborough County School Board, Florida, Certificates of             7/15 at 100.00            AA          952,560
                  Participation, Master Lease Program, Series 2005A, 5.000%,
                  7/01/26 - MBIA Insured

               Indian Trace Development District, Florida, Water Management
               Special Benefit Assessment Bonds, Series 2005:
         645      5.000%, 5/01/25 - MBIA Insured                                      5/15 at 102.00            A2          581,784
       1,830      5.000%, 5/01/27 - MBIA Insured                                      5/15 at 102.00            A2        1,617,830

       4,425   Jacksonville Economic Development Commission, Florida, Healthcare     11/12 at 100.00            AA        3,929,931
                  Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%,
                  11/15/36 - MBIA Insured

       1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,         10/14 at 100.00            AA        1,468,579
                  Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       2,000   Marco Island, Florida, Water Utility System Revenue Bonds, Series     10/13 at 100.00            AA        1,889,980
                  2003, 5.000%, 10/01/27 - MBIA Insured

       2,150   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00           AAA        1,639,074
                  International Airport, Series 2002A, 5.125%, 10/01/35 - FSA
                  Insured (Alternative Minimum Tax)

      35,920   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/12 at 100.00            A2       28,644,761
                  International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                  Insured (Alternative Minimum Tax)

      12,930   Miami-Dade County, Florida, Public Facilities Revenue Bonds,          12/15 at 100.00            AA       10,957,529
                  Jackson Health System, Series 2005A, 5.000%, 6/01/32 - MBIA
                  Insured

       5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,           6/15 at 100.00            AA        4,807,152
                  Jackson Health System, Series 2005B, 5.000%, 6/01/25 - MBIA
                  Insured

               Northern Palm Beach County Improvement District, Florida, Revenue
               Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
       1,290      5.000%, 8/01/23 - MBIA Insured                                      8/15 at 102.00            AA        1,186,116
       2,145      5.000%, 8/01/29 - MBIA Insured                                      8/15 at 102.00            AA        1,855,575

       2,320   Osceola County, Florida, Transportation Revenue Bonds, Osceola         4/14 at 100.00            A2        2,166,022
                  Parkway, Series 2004, 5.000%, 4/01/23 - MBIA Insured

                                                                           -----
                                                                            35
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$      2,225   Plantation, Florida, Non-Ad Valorem Revenue Refunding and              8/13 at 100.00           Aaa    $   2,251,277
                  Improvement Bonds, Series 2003, 5.000%, 8/15/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      75,705   Total Florida                                                                                             63,948,170
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 1.1% (0.6% of Total Investments)

       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004,    11/14 at 100.00           AAA          977,660
                  5.000%, 11/01/22 - FSA Insured

       1,520   College Park Business and Industrial Development Authority,            9/14 at 102.00            AA        1,510,606
                  Georgia, Revenue Bonds, Public Safety Project, Series 2004,
                  5.250%, 9/01/23 - MBIA Insured

               Fulton County Development Authority, Georgia, Revenue Bonds,
                  Georgia Tech Molecular Science Building, Series 2004:
       1,695      5.250%, 5/01/19 - MBIA Insured                                      5/14 at 100.00            AA        1,735,595
       1,135      5.250%, 5/01/20 - MBIA Insured                                      5/14 at 100.00            AA        1,152,854
       4,500      5.000%, 5/01/36 - MBIA Insured                                      5/14 at 100.00            AA        4,042,215

       1,250   Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue          2/09 at 100.00            AA        1,250,025
                  Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%,
                  8/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,100   Total Georgia                                                                                             10,668,955
------------------------------------------------------------------------------------------------------------------------------------

               Idaho - 0.3% (0.2% of Total Investments)

         235   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series        No Opt. Call           Aa1          243,606
                  1994B-1, 6.750%, 7/01/22

         195   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series        No Opt. Call           Aa1          200,060
                  1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

         280   Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series      1/09 at 100.00           Aaa          285,452
                  1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)

               Idaho Housing and Finance Association, Grant and Revenue
               Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
       1,000      5.000%, 7/15/23 - MBIA Insured                                      7/16 at 100.00           Aa3        1,006,920
       1,065      5.000%, 7/15/24 - MBIA Insured                                      7/16 at 100.00           Aa3        1,068,302
------------------------------------------------------------------------------------------------------------------------------------
       2,775   Total Idaho                                                                                                2,804,340
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 5.8% (3.5% of Total Investments)

       1,050   Bedford Park, Illinois, General Obligation Bonds, Series 2004A,       12/14 at 100.00           AAA        1,071,399
                  5.250%, 12/15/20 - FSA Insured

               Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
               Refunding Bonds, O'Hare International Airport, Series 2001E:
       4,615      5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00            AA        4,384,481
       4,870      5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00            AA        4,562,703

       7,200   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare    1/16 at 100.00            AA        6,838,344
                  International Airport, Series 2005A, 5.250%, 1/01/24 - MBIA
                  Insured

      10,000   Illinois Development Finance Authority, Revenue Bonds, Provena        11/08 at 101.00            AA        9,260,100
                  Health, Series 1998A, 5.500%, 5/15/21 - MBIA Insured

       2,095   Illinois Educational Facilities Authority, Revenue Bonds, Robert      12/08 at 100.00            A2        1,983,986
                  Morris College, Series 2000, 5.800%, 6/01/30 - MBIA Insured

      22,510   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     2/12 at 100.00            AA       21,999,473
                  2002, 5.125%, 2/01/27 - FGIC Insured

               Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
       4,260      5.000%, 12/01/22 - FGIC Insured                                    12/14 at 100.00           AA+        4,235,122
       2,365      5.000%, 12/01/23 - FGIC Insured                                    12/14 at 100.00           AA+        2,340,215

       4,000   Southwestern Illinois Development Authority, School Revenue Bonds,       No Opt. Call            AA        1,421,560
                  Triad School District 2, Madison County, Illinois, Series 2006,
                  0.000%, 10/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      62,965   Total Illinois                                                                                            58,097,383
------------------------------------------------------------------------------------------------------------------------------------

-----
  36
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.8% (2.3% of Total Investments)

$      2,030   Decatur Township-Marion County Multi-School Building Corporation,      7/13 at 100.00           AA+(5) $   2,185,782
                  Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20
                  (Pre-refunded 7/15/13) - FGIC Insured

       8,000   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00            AA        6,535,920
                  2007A, 5.000%, 1/01/42 - MBIA Insured

      20,000   Indianapolis Local Public Improvement Bond Bank, Indiana, Series         No Opt. Call            AA        6,220,400
                  1999E, 0.000%, 2/01/28 - AMBAC Insured

       3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,              7/12 at 100.00           AAA        3,492,028
                  Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded
                  7/01/12) - MBIA Insured

       1,340   Monroe-Gregg Grade School Building Corporation, Morgan County,         1/14 at 100.00           AAA        1,436,346
                  Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25
                  (Pre-refunded 1/15/14) - FSA Insured

       5,000   Noblesville Redevelopment Authority, Indiana, Economic Development     7/13 at 100.00            AA        4,728,050
                  Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%,
                  1/15/28 - AMBAC Insured

      10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,           1/12 at 100.00           Aa1       10,066,200
                  5.000%, 7/01/19 - MBIA Insured

       3,705   Whitley County Middle School Building Corporation, Columbia City,      7/13 at 100.00           AAA        3,989,322
                  Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16
                  (Pre-refunded 7/15/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      53,325   Total Indiana                                                                                             38,654,048
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 1.4% (0.8% of Total Investments)

       2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%,      9/14 at 101.00           AAA        2,069,426
                  9/01/23 - FSA Insured

               Neosho County Unified School District 413, Kansas, General
               Obligation Bonds, Series 2006:
       2,145      5.000%, 9/01/27 - FSA Insured                                       9/14 at 100.00           Aaa        2,144,850
       4,835      5.000%, 9/01/29 - FSA Insured                                       9/14 at 100.00           Aaa        4,791,437

       5,000   University of Kansas Hospital Authority, Health Facilities Revenue     9/09 at 100.00           AAA        5,165,800
                  Bonds, KU Health System, Series 1999A, 5.650%, 9/01/29
                  (Pre-refunded 9/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,035   Total Kansas                                                                                              14,171,513
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 2.4% (1.4% of Total Investments)

       3,870   Kenton County School District Finance Corporation, Kentucky, School    6/14 at 100.00           Aa3        3,773,560
                  Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 - MBIA
                  Insured

       7,500   Kentucky Turnpike Authority, Economic Development Road Revenue         7/16 at 100.00           AA+        7,317,300
                  Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 -
                  AMBAC Insured

      12,980   Louisville and Jefferson County Metropolitan Sewer District,          11/11 at 101.00            AA       12,598,648
                  Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A,
                  5.500%, 5/15/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,350   Total Kentucky                                                                                            23,689,508
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 5.9% (3.5% of Total Investments)

       5,000   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding          9/09 at 102.00            AA        5,027,350
                  Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%,
                  9/01/29 - AMBAC Insured

       3,025   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,        11/14 at 100.00            AA        3,022,036
                  Series 2004, 5.250%, 11/01/22 - MBIA Insured

       5,140   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00            AA        4,821,012
                  General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured

               Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
       2,400      5.000%, 5/01/25 - FGIC Insured                                      5/15 at 100.00            AA        2,301,072
       4,415      5.000%, 5/01/26 - FGIC Insured                                      5/15 at 100.00            AA        4,216,678
       5,000      5.000%, 5/01/27 - FGIC Insured                                      5/15 at 100.00            AA        4,739,850

               Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
       3,300      4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00           AAA        2,678,841
      35,725      4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00           Aa3       27,390,000

          38   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals    5/16 at 100.00           Aa3            2,559
                  660-1, 10.855%, 5/01/41 - FGIC Insured (IF)

                                                                           -----
                                                                            37
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Louisiana (continued)

$      4,950   Orleans Levee District, Louisiana, Levee District General             12/08 at 100.00           AAA    $   4,956,237
                  Obligation Bonds, Series 1986, 5.950%, 11/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      68,993   Total Louisiana                                                                                           59,155,635
------------------------------------------------------------------------------------------------------------------------------------

               Maine - 0.3% (0.2% of Total Investments)

       3,000   Maine Health and Higher Educational Facilities Authority, Revenue      7/13 at 100.00           AAA        2,873,010
                  Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 0.4% (0.3% of Total Investments)

       5,345   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00          BBB-        4,459,761
                  Bonds, Series 2006A, 5.250%, 9/01/28 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 5.8% (3.5% of Total Investments)

      22,500   Massachusetts Development Finance Authority, Revenue Bonds, WGBH       1/12 at 101.00            AA(5)    24,345,675
                  Educational Foundation, Series 2002A, 5.375%, 1/01/42
                  (Pre-refunded 1/01/12) - AMBAC Insured

      11,000   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00           AAA       11,043,230
                  Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured (UB)

       7,255   Massachusetts Water Resources Authority, General Revenue Bonds,        2/17 at 100.00           AAA        5,597,015
                  4.500%, 8/01/46 - FSA Insured (UB)

      15,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00             A(5)    15,600,150
                  Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) - FGIC
                  Insured

       1,500   University of Massachusetts Building Authority, Senior Lien Project   11/14 at 100.00            AA(5)     1,655,460
                  Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded
                  11/01/14) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      57,255   Total Massachusetts                                                                                       58,241,530
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 7.3% (4.4% of Total Investments)

       5,490   Detroit City School District, Wayne County, Michigan, Unlimited Tax      No Opt. Call           AAA        5,839,713
                  School Building and Site Improvement Bonds, Series 2001A,
                  6.000%, 5/01/29 - FSA Insured (UB)

       6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,          10/11 at 100.00            AA        5,962,560
                  5.375%, 4/01/18 - MBIA Insured

       7,420   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      1/09 at 100.00            AA        6,700,928
                  Series 1997A, 5.000%, 7/01/27 - MBIA Insured

               Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
      15,825      5.750%, 7/01/26 (Pre-refunded 1/01/10) - FGIC Insured               1/10 at 101.00           Aaa       16,563,078
      20,000      5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured               1/10 at 101.00           Aaa       20,961,200

       1,085   Grand Rapids Community College, Kent County, Michigan, General         5/13 at 100.00            AA        1,101,915
                  Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 - AMBAC
                  Insured

       6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan   12/08 at 101.00            AA        6,558,670
                  Wayne County Airport, Series 1998A, 5.375%, 12/01/15 - MBIA
                  Insured (Alternative Minimum Tax)

      10,000   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00            AA        9,822,600
                  Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                  Series 2001A, 5.250%, 12/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      72,670   Total Michigan                                                                                            73,510,664
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 1.5% (0.9% of Total Investments)

      13,020   Saint Paul Housing and Redevelopment Authority, Minnesota,            12/11 at 102.00           Aaa       14,640,469
                  Multifamily Housing Revenue Bonds, Marian Center Project, Series
                  2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)
------------------------------------------------------------------------------------------------------------------------------------

-----
  38
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.2% (1.3% of Total Investments)

$     27,125   Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A,        9/17 at 100.00            AA    $  21,318,894
                  4.500%, 9/01/37 - FGIC Insured (UB)

       1,000   Nebraska Public Power District, General Revenue Bonds, Series          1/15 at 100.00           AAA          979,310
                  2005A, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,125   Total Nebraska                                                                                            22,298,204
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 8.6% (5.1% of Total Investments)

       8,475   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           AA+        7,710,301
                  Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 - MBIA
                  Insured

       3,630   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           Aa1(5)     3,894,264
                  Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                  (Pre-refunded 12/01/12) - MBIA Insured

       7,370   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/14 at 100.00           Aa3        6,775,978
                  Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
      15,000      5.625%, 1/01/34 - AMBAC Insured                                     1/10 at 102.00            AA        9,038,250
      13,000      5.375%, 1/01/40 - AMBAC Insured                                     1/10 at 100.00            AA        7,814,820

      14,985   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,          6/12 at 100.00          Baa1       13,253,333
                  5.375%, 6/01/32 - FGIC Insured

      25,300   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,          6/12 at 100.00          Baa1(5)    27,223,812
                  5.375%, 6/01/32 (Pre-refunded 6/01/12) - FGIC Insured

      10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00            AA(5)    10,690,300
                  Transportation Rail Access Corridor Project, Series 2002,
                  5.125%, 6/01/27 (Pre-refunded 6/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      97,760   Total Nevada                                                                                              86,401,058
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 2.5% (1.5% of Total Investments)

               Essex County Improvement Authority, New Jersey, Guaranteed Revenue
               Bonds, Project Consolidation, Series 2004:
       2,000      5.125%, 10/01/21 - MBIA Insured                                    10/14 at 100.00            A1        2,006,480
       2,250      5.125%, 10/01/22 - MBIA Insured                                    10/14 at 100.00            A1        2,244,353

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
       3,850      5.000%, 7/01/22 - MBIA Insured                                      7/14 at 100.00            AA        3,753,019
       3,850      5.000%, 7/01/23 - MBIA Insured                                      7/14 at 100.00            AA        3,729,149

       8,250   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,    7/13 at 100.00            AA        8,152,403
                  1/01/19 - FGIC Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
       3,320      5.000%, 1/01/21 - FSA Insured (UB)                                  1/15 at 100.00           AAA        3,346,062
       2,000      5.000%, 1/01/23 - FSA Insured (UB)                                  7/13 at 100.00           AAA        1,938,660
------------------------------------------------------------------------------------------------------------------------------------
      25,520   Total New Jersey                                                                                          25,170,126
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 0.3% (0.2% of Total Investments)

       3,660   San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue    6/15 at 100.00            AA        3,508,220
                  Bonds, Series 2005, 5.000%, 6/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               New York - 6.8% (4.0% of Total Investments)

       1,880   Dormitory Authority of the State of New York, FHA-Insured Mortgage     2/15 at 100.00            AA        1,690,684
                  Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 -
                  FGIC Insured

       3,335   Dormitory Authority of the State of New York, State Personal Income    3/15 at 100.00           AAA        3,303,051
                  Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 - AMBAC Insured

       3,820   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        2,718,579
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

                                                                           -----
                                                                            39
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$      6,900   Long Island Power Authority, New York, Electric System General        11/16 at 100.00            AA    $   5,129,529
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

      12,500   Long Island Power Authority, New York, Electric System General         6/16 at 100.00            A-       11,411,750
                  Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

               Metropolitan Transportation Authority, New York, State Service
               Contract Refunding Bonds, Series 2002A:
       1,500      5.000%, 7/01/21 - FGIC Insured                                      7/12 at 100.00            AA        1,461,450
       5,000      5.000%, 7/01/25 - FGIC Insured                                      7/12 at 100.00            AA        4,776,350

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series       9/15 at 100.00            AA        4,856,700
                  2005F-1, 5.000%, 9/01/21 - AMBAC Insured

      10,000   New York City, New York, General Obligation Bonds, Fiscal Series       4/15 at 100.00            AA        9,337,500
                  2005M, 5.000%, 4/01/26 - FGIC Insured

       5,000   New York State Thruway Authority, General Revenue Bonds, Series        1/15 at 100.00            AA        4,831,900
                  2005F, 5.000%, 1/01/26 - AMBAC Insured

               New York State Urban Development Corporation, State Personal
               Income Tax Revenue Bonds, Series 2004A-1:
       1,000      5.000%, 3/15/23 - FGIC Insured                                      3/14 at 100.00           AAA          989,840
       5,000      5.000%, 3/15/25 - FGIC Insured                                      3/14 at 100.00           AAA        4,885,000

       3,650   New York State Urban Development Corporation, State Personal           3/15 at 100.00           AAA        3,585,797
                  Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA
                  Insured (UB)

      10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate Lien    11/12 at 100.00            AA        9,212,400
                  General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%,
                  11/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      74,585   Total New York                                                                                            68,190,530
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 1.6% (0.9% of Total Investments)

               Mooresville, North Carolina, Enterprise System Revenue Bonds,
               Series 2004:
       2,115      5.000%, 5/01/22 - FGIC Insured                                      5/14 at 100.00            AA        2,054,363
       2,575      5.000%, 5/01/26 - FGIC Insured                                      5/14 at 100.00            AA        2,332,023

       5,000   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00           AAA        5,157,750
                  Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured

               Raleigh Durham Airport Authority, North Carolina, Airport Revenue
               Bonds, Series 2005A:
       3,205      5.000%, 5/01/23 - AMBAC Insured                                     5/15 at 100.00           Aa3        3,009,719
       3,295      5.000%, 5/01/24 - AMBAC Insured                                     5/15 at 100.00           Aa3        3,066,096
------------------------------------------------------------------------------------------------------------------------------------
      16,190   Total North Carolina                                                                                      15,619,951
------------------------------------------------------------------------------------------------------------------------------------

               North Dakota - 0.6% (0.4% of Total Investments)

               Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus
               Project, Series 2005A:
       2,195      5.000%, 12/15/22 - MBIA Insured                                    12/15 at 100.00            A1        2,147,039
       1,355      5.000%, 12/15/23 - MBIA Insured                                    12/15 at 100.00            A1        1,336,545
       3,000      5.000%, 12/15/24 - MBIA Insured                                    12/15 at 100.00            A1        2,938,080
------------------------------------------------------------------------------------------------------------------------------------
       6,550   Total North Dakota                                                                                         6,421,664
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 3.0% (1.8% of Total Investments)

       2,650   Cleveland State University, Ohio, General Receipts Bonds, Series       6/14 at 100.00            AA        2,608,342
                  2004, 5.250%, 6/01/24 - FGIC Insured

       2,000   Columbus City School District, Franklin County, Ohio, General         12/14 at 100.00           AAA        2,190,000
                  Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded
                  12/01/14) - FSA Insured

       2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,         6/14 at 100.00            AA        2,209,464
                  Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

-----
  40
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

$      2,205   Hamilton City School District, Ohio, General Obligation Bonds,         6/15 at 100.00            A2    $   2,136,226
                  Series 2005, 5.000%, 12/01/24 - MBIA Insured

       6,535   Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option         12/16 at 100.00            A2        2,032,320
                  Bond Trust 2706, 0.472%, 12/01/32 - AMBAC Insured (IF)

      20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare      11/09 at 101.00            AA       15,846,438
                  Obligated Group, Series 1999, 5.375%, 11/15/39 - AMBAC Insured

       3,000   Ross Local School District, Butler County, Ohio, General              12/13 at 100.00           Aaa        3,243,360
                  Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded
                  12/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      38,875   Total Ohio                                                                                                30,266,150
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 3.1% (1.9% of Total Investments)

       3,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00            AA        3,385,305
                  Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

       3,050   Oklahoma Housing Finance Agency, GNMA Collateralized Single              No Opt. Call           AAA        3,150,101
                  Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                  (Alternative Minimum Tax)

      21,000   Oklahoma Municipal Power Authority, Power Supply System Revenue        1/17 at 100.00            AA       15,009,540
                  Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

       5,245   Oklahoma State Industries Authority, Revenue Bonds, Oklahoma           2/11 at 100.00           Aa3        5,104,644
                  Medical Research Foundation, Series 2001, 5.250%, 2/01/21 -
                  AMBAC Insured

       4,880   University of Oklahoma, Student Housing Revenue Bonds, Series          7/14 at 100.00           Aa3        4,757,073
                  2004, 5.000%, 7/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      37,675   Total Oklahoma                                                                                            31,406,663
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 0.3% (0.2% of Total Investments)

       2,535   Oregon Department of Administrative Services, Certificates of          5/15 at 100.00           AAA        2,460,167
                  Participation, Series 2005A, 5.000%, 5/01/25 - FSA Insured

       1,040   Oregon Housing and Community Services Department, Single Family        1/09 at 100.00           Aa2        1,008,166
                  Mortgage Revenue Bonds, Series 1995A, 6.450%, 7/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,575   Total Oregon                                                                                               3,468,333
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 3.4% (2.0% of Total Investments)

       7,925   Commonwealth Financing Authority, Pennsylvania, State                  6/16 at 100.00           AAA        7,725,766
                  Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 - FSA
                  Insured (UB)

       1,800   Pennsylvania Higher Educational Facilities Authority, Revenue          5/15 at 100.00            AA        1,695,222
                  Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 - MBIA
                  Insured

      11,740   Pennsylvania Public School Building Authority, Lease Revenue          12/16 at 100.00           AAA        9,332,478
                  Bonds, School District of Philadelphia, Series 2006B, 4.500%,
                  6/01/32 - FSA Insured (UB)

       2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00            AA        2,507,531
                  2006A, 5.000%, 12/01/26 - AMBAC Insured

       6,335   Radnor Township School District, Delaware County, Pennsylvania,        8/15 at 100.00           Aaa        6,101,492
                  General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 - FSA
                  Insured

               Reading School District, Berts County, Pennsylvania, General
               Obligation Bonds, Series 2005:
       3,285      5.000%, 1/15/22 - FSA Insured (UB)                                  1/16 at 100.00           AAA        3,277,050
       3,450      5.000%, 1/15/23 - FSA Insured (UB)                                  1/16 at 100.00           AAA        3,422,090
------------------------------------------------------------------------------------------------------------------------------------
      37,160   Total Pennsylvania                                                                                        34,061,629
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            41
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

  Principal                                                                            Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 1.0% (0.6% of Total Investments)

$      2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA    $   2,711,075
                  2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) - SYNCORA GTY
                  Insured

       2,000   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/13 at 100.00          BBB+        1,891,180
                  Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured

       1,550   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,              No Opt. Call          BBB-        1,432,960
                  8/01/21 - CIFG Insured

      36,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            A+        3,645,000
                  Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      42,050   Total Puerto Rico                                                                                          9,680,215
------------------------------------------------------------------------------------------------------------------------------------

               Rhode Island - 2.5% (1.5% of Total Investments)

       2,195   Providence Housing Development Corporation, Rhode Island,              1/09 at 100.00            AA        2,278,212
                  FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds,
                  Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 - MBIA
                  Insured

      20,475   Rhode Island Depositors Economic Protection Corporation, Special       2/11 at 100.00        AA (5)       21,589,045
                  Obligation Refunding Bonds, Series 1993B, 5.250%, 8/01/21
                  (Pre-refunded 2/01/11) - MBIA Insured

       1,405   Rhode Island Health & Educational Building Corporation, Higher         9/14 at 100.00           Aa3        1,423,869
                  Education Auxiliary Enterprise Revenue Bonds, Series 2004A,
                  5.500%, 9/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,075   Total Rhode Island                                                                                        25,291,126
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 6.8% (4.0% of Total Investments)

      14,650   Anderson County School District 5, South Carolina, General             2/18 at 100.00           AAA       12,781,832
                  Obligation Bonds, Series 2008, Trust 1181, 7.194%, 2/01/38 -
                  FSA Insured (IF)

      10,000   Beaufort County, South Carolina, Tax Increment Bonds, New River       12/12 at 100.00            AA        9,477,800
                  Redevelopment Project, Series 2002, 5.000%, 6/01/27 - MBIA
                  Insured

               Medical University Hospital Authority, South Carolina, FHA-Insured
               Mortgage Revenue Bonds, Series 2004A:
       2,000      5.250%, 8/15/22 - MBIA Insured                                      8/14 at 100.00            AA        1,972,840
       2,105      5.250%, 8/15/23 - MBIA Insured                                      8/14 at 100.00            AA        2,068,731

       4,855   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call           Aaa        4,002,559
                  Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC Insured (ETM)

       2,750   Piedmont Municipal Power Agency, South Carolina, Electric Revenue       7/09 at 76.63           Aa3(5)     2,035,605
                  Bonds, Series 1988A, 0.000%, 1/01/13 (Pre-refunded 7/01/09) -
                  AMBAC Insured

       7,955   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call            AA        6,328,680
                  Bonds, Series 1988A, 0.000%, 1/01/13 - AMBAC Insured

       8,000   South Carolina JOBS Economic Development Authority, Industrial        11/12 at 100.00            AA        7,610,720
                  Revenue Bonds, South Carolina Electric and Gas Company, Series
                  2002A, 5.200%, 11/01/27 - AMBAC Insured

      10,000   South Carolina JOBS Economic Development Authority, Industrial        11/12 at 100.00            AA        8,115,500
                  Revenue Bonds, South Carolina Electric and Gas Company, Series
                  2002B, 5.450%, 11/01/32 - AMBAC Insured (Alternative Minimum
                  Tax)

      17,500   South Carolina Transportation Infrastructure Bank, Revenue Bonds,     10/16 at 100.00            A1       13,523,125
                  Series 2007A, 4.500%, 10/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
      79,815   Total South Carolina                                                                                      67,917,392
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 0.6% (0.4% of Total Investments)

       6,455   Memphis-Shelby County Airport Authority, Tennessee, Airport            3/11 at 100.00           AAA        6,097,199
                  Revenue Bonds, Series 2001A, 5.500%, 3/01/18 - FSA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 15.8% (9.4% of Total Investments)

      22,650   Brazos River Authority, Texas, Revenue Refunding Bonds, Houston       11/08 at 102.00            AA       21,747,171
                  Industries Inc., Series 1998C, 5.125%, 5/01/19 - AMBAC Insured

         521   Capital Area Housing Finance Corporation, Texas, FNMA Backed           4/12 at 106.00           Aaa          532,477
                  Single Family Mortgage Revenue Refunding Bonds, Series
                  2002A-2, 6.300%, 4/01/35 - AMBAC Insured (Alternative Minimum
                  Tax)

-----
  42
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$     12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00            A+    $  10,832,000
                  Bonds, Series 2000A, 6.125%, 11/01/35 - FGIC Insured
                  (Alternative Minimum Tax)

               Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series 1989:
       9,000      0.000%, 8/15/18 (Pre-refunded 8/15/09) - AMBAC Insured               8/09 at 53.84           Aaa        4,764,150
      39,000      0.000%, 8/15/19 (Pre-refunded 8/15/09) - AMBAC Insured               8/09 at 50.26           Aaa       19,271,850
       7,280      0.000%, 8/15/20 (Pre-refunded 8/15/09) - AMBAC Insured               8/09 at 46.91           Aaa        3,358,264
       5,085      0.000%, 8/15/21 (Pre-refunded 8/15/09) - AMBAC Insured               8/09 at 43.80           Aaa        2,189,703

      25,000   Harris County-Houston Sports Authority, Texas, Junior Lien Revenue    11/11 at 100.00            AA       20,243,750
                  Refunding Bonds, Series 2001B, 5.250%, 11/15/40 - MBIA Insured

       4,671   Houston Housing Finance Corporation, Texas, GNMA Collateralized        9/11 at 105.00           Aaa        4,331,185
                  Mortgage Multifamily Housing Revenue Bonds, RRG Apartments
                  Project, Series 2001, 6.350%, 3/20/42

               Houston, Texas, First Lien Combined Utility System Revenue Bonds,
               Series 2004A:
       4,000      5.250%, 5/15/24 - FGIC Insured                                      5/14 at 100.00            AA        3,726,200
       5,000      5.250%, 5/15/25 - MBIA Insured                                      5/14 at 100.00            AA        4,865,250

      17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,         9/11 at 100.00            AA       16,349,200
                  Convention and Entertainment Project, Series 2001B, 5.250%,
                  9/01/33 - AMBAC Insured

      23,865   Jefferson County Health Facilities Development Corporation, Texas,     8/11 at 100.00            AA       17,704,728
                  FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                  Southeast Texas, Series 2001, 5.500%, 8/15/41 - AMBAC Insured

         140   Lower Colorado River Authority, Texas, Revenue Refunding and           5/11 at 100.00            AA(5)       147,816
                  Improvement Bonds, Series 2001A, 5.000%, 5/15/21 (Pre-refunded
                  5/15/11) - MBIA Insured

       8,065   Lower Colorado River Authority, Texas, Revenue Refunding and           5/11 at 100.00            AA        7,874,101
                  Improvement Bonds, Series 2001A, 5.000%, 5/15/21 - MBIA Insured

               Port of Houston Authority, Harris County, Texas, General
               Obligation Port Improvement Bonds, Series 2001B:
       3,205      5.500%, 10/01/18 - FGIC Insured (Alternative Minimum Tax)          10/11 at 100.00           AAA        2,957,766
       3,375      5.500%, 10/01/19 - FGIC Insured (Alternative Minimum Tax)          10/11 at 100.00           AAA        3,069,090

       7,205   San Antonio, Texas, Airport System Improvement Revenue Bonds,          7/11 at 101.00            A+        6,887,548
                  Series 2001, 5.375%, 7/01/15 - FGIC Insured (Alternative
                  Minimum Tax)

       7,550   Waco Health Facilities Development Corporation, Texas, Hillcrest       8/16 at 100.00            AA        6,493,378
                  Health System Project, FHA Insured Mortgage Revenue Bonds,
                  Series 2006A, 5.000%, 8/01/31 - MBIA Insured

       1,840   Ysleta Independent School District Public Facility Corporation,       11/09 at 100.00            AA        1,835,050
                  Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%,
                  11/15/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
     207,452   Total Texas                                                                                              159,180,677
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 1.6% (1.0% of Total Investments)

       2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,           7/13 at 100.00           AA-(5)     2,152,580
                  5.000%, 7/01/28 (Pre-refunded 7/01/13) - FGIC Insured

      15,000   Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A,         6/18 at 100.00           AAA       14,222,700
                  5.000%, 6/15/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,000   Total Utah                                                                                                16,375,280
------------------------------------------------------------------------------------------------------------------------------------

               Virginia - 1.4% (0.9% of Total Investments)

       1,035   Loudoun County Industrial Development Authority, Virginia, Lease       6/14 at 100.00           AAA        1,054,593
                  Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%,
                  12/15/20 - FSA Insured

       4,840   Metropolitan Washington D.C. Airports Authority, Airport System       10/11 at 101.00            AA        4,518,188
                  Revenue Bonds, Series 2001A, 5.500%, 10/01/19 - MBIA Insured
                  (Alternative Minimum Tax)

      10,000   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00           AAA        8,974,800
                  Bonds, Series 2001H-1, 5.375%, 7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,875   Total Virginia                                                                                            14,547,581
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            43
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Washington - 2.6% (1.5% of Total Investments)

$      2,500  Grant County Public Utility District 2, Washington, Revenue Bonds,     1/15 at 100.00           AA     $    2,334,200
                 Wanapum Hydroelectric Development, Series 2005A, 5.000%,
                 1/01/29 - FGIC Insured

       3,500  King County School District 401, Highline, Washington, General        12/14 at 100.00          AA+          3,465,770
                 Obligation Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured

       3,195  Kitsap County, Washington, Limited Tax General Obligation Bonds,       7/10 at 100.00           AA(5)       3,361,939
                 Series 2000, 5.500%, 7/01/25 (Pre-refunded 7/01/10) - AMBAC
                 Insured

       4,250  Snohomish County Public Utility District 1, Washington, Generation       No Opt. Call          Aaa          5,004,248
                 System Revenue Bonds, Series 1989, 6.650%, 1/01/16 - FGIC
                 Insured (ETM)

              Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
              Series 2006:
       3,890     5.000%, 12/01/24 - SYNCORA GTY Insured                             12/16 at 100.00           AA          3,703,902
       4,085     5.000%, 12/01/25 - SYNCORA GTY Insured                             12/16 at 100.00           AA          3,860,407
       4,290     5.000%, 12/01/26 - SYNCORA GTY Insured                             12/16 at 100.00           AA          4,027,280
------------------------------------------------------------------------------------------------------------------------------------
      25,710  Total Washington                                                                                           25,757,746
------------------------------------------------------------------------------------------------------------------------------------

              Wisconsin - 2.7% (1.6% of Total Investments)

      15,000  Wisconsin Health and Educational Facilities Authority, Revenue         2/09 at 100.00           AA         12,778,800
                 Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 - MBIA
                 Insured

         290  Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 -  5/14 at 100.00          Aa3            295,404
                 FGIC Insured

       2,600  Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20
                 (Pre-refunded 5/01/14) - FGIC Insured                               5/14 at 100.00          Aa3(5)       2,827,474

      10,946  Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 -  5/14 at 100.00           AA         11,018,222
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,836  Total Wisconsin                                                                                            26,919,900
------------------------------------------------------------------------------------------------------------------------------------
$  1,962,546  Total Long-Term Investments (cost $1,775,939,594) - 165.8%                                              1,666,110,059
============------------------------------------------------------------------------------------------------------------------------

              Short-Term Investments - 1.7% (1.0% of Total Investments)

       4,240  Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks                          A-1+          4,240,000
                 Revenue Bonds, Macon Trust Series S, Variable Rate Demand
                 Obligations, 3.820%, 1/01/21 - MBIA Insured (6)

       7,500  King County, Washington, Sewer Revenue Bonds, Series 2005, Trust                               A-1          7,500,000
                 1200, Variable Rate Demand Obligations, 3.500%, 1/01/35 - FSA
                 Insured (6)

       1,645  Massachusetts Water Resources Authority, General Revenue Bonds,                             VMIG-1          1,645,000
                 Tender Option Bond, Trust 1080, 8/12 at 100.00, Variable Rate
                 Demand Obligations, 3.000%, 8/01/32 - FSA Insured (6)

       4,060  Mesa County Valley School District 51, Grand Junction, Colorado,                            VMIG-1          4,060,000
                 General Obligation Bonds, Trust 2696, Variable Rate Demand
                 Obligations, 2.270%, 6/01/13 - MBIA Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$     17,445  Total Short-Term Investments (cost $17,445,000)                                                            17,445,000
============------------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $1,793,384,594) - 167.5%                                                        1,683,555,059
              ----------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (9.7)%                                                                        (97,378,333)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 4.2%                                                                       42,391,243
              ----------------------------------------------------------------------------------------------------------------------
              Auction Rate Preferred Shares, at Liquidation Value - (62.0)% (7)                                        (623,350,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $1,005,217,969
              ======================================================================================================================

-----
  44
-----

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Portion of investment has been pledged as collateral for Recourse Trusts.

  (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.0%.

  N/R Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            45
                                                                           -----

NIF | Nuveen Premier Insured Municipal Income Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Alabama - 1.2% (0.7% of Total Investments)

$      3,200  Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%,     8/15 at 100.00           AA     $    2,990,496
                 8/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              Arizona - 3.0% (1.8% of Total Investments)

       4,370  Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water      7/15 at 100.00           AA          4,028,485
                 System Revenue Bonds, Series 2005, 4.750%, 7/01/25 - MBIA
                 Insured

       5,000  Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call           AA          3,320,600
                 Series 2005B, 0.000%, 7/01/40 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,370  Total Arizona                                                                                               7,349,085
------------------------------------------------------------------------------------------------------------------------------------

              Arkansas - 1.6% (0.9% of Total Investments)

       4,020  Northwest Community College District, Arkansas, General Obligation     5/15 at 100.00           AA          3,855,461
                 Bonds, Series 2005, 5.000%, 5/15/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              California - 37.3% (22.3% of Total Investments)

              ABAG Finance Authority for Non-Profit Corporations, California,
              Insured Certificates of Participation, Children's Hospital
              Medical Center of Northern California, Series 1999:
       6,750     5.875%, 12/01/19 (Pre-refunded 12/01/09) - AMBAC Insured           12/09 at 101.00           AA(4)       7,112,003
      10,000     6.000%, 12/01/29 (Pre-refunded 12/01/09) - AMBAC Insured           12/09 at 101.00           AA(4)      10,540,700

          10  California Department of Water Resources, Water System Revenue        12/14 at 100.00          AAA             10,911
                 Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26
                 (Pre-refunded 12/01/14) - MBIA Insured

         990  California Department of Water Resources, Water System Revenue        12/14 at 100.00          AAA            953,449
                 Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 -
                 MBIA Insured

       1,250  California Pollution Control Financing Authority, Remarketed Revenue   4/11 at 102.00           AA          1,182,938
                 Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%,
                 12/01/16 - MBIA Insured (Alternative Minimum Tax)

       4,775  Clovis Unified School District, Fresno County, California, General       No Opt. Call           AA          1,902,503
                 Obligation Bonds, Series 2001A, 0.000%, 8/01/25 - FGIC
                 Insured (ETM)

       1,005  Folsom Cordova Unified School District, Sacramento County,            10/14 at 100.00          AAA            968,096
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/26 - FSA
                 Insured

       1,150  Kern Community College District, California, General Obligation          No Opt. Call          AAA            482,000
                 Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured

          50  Kern County Housing Authority, California, GNMA Guaranteed               No Opt. Call          AAA             51,365
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%,
                 12/30/24 (Alternative Minimum Tax)

          35  Kern County Housing Authority, California, GNMA Guaranteed               No Opt. Call          AAA             36,052
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%,
                 6/30/25 (Alternative Minimum Tax)

       4,225  La Verne-Grand Terrace Housing Finance Agency, California, Single        No Opt. Call          AAA          5,390,086
                 Family Residential Mortgage Revenue Bonds, Series 1984A,
                 10.250%, 7/01/17 (ETM)

       5,000  Ontario Redevelopment Financing Authority, San Bernardino County,        No Opt. Call           AA          5,815,700
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.400%, 8/01/25 - MBIA Insured

       8,880  Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage     No Opt. Call          AAA         10,742,314
                 Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)

      10,190  San Bernardino County, California, GNMA Mortgage-Backed Securities       No Opt. Call          AAA         11,583,686
                 Program Single Family Home Mortgage Revenue Bonds, Series 1988A,
                 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)

       9,340  San Bernardino, California, GNMA Mortgage-Backed Securities Program      No Opt. Call          AAA         11,243,305
                 Single Family Mortgage Revenue Refunding Bonds, Series 1990A,
                 7.500%, 5/01/23 (ETM)

-----
  46
-----

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              California (continued)

$      4,300  San Francisco Airports Commission, California, Revenue Refunding       5/11 at 100.00           AA     $    3,839,083
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27A, 5.125%, 5/01/19 - MBIA Insured (Alternative Minimum
                 Tax)

      29,000  San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call           AA          6,485,270
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/31 - MBIA Insured

       2,000  San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/14 at 100.00           AA          1,993,180
                 Merged Area Redevelopment Project, Series 2004A, 5.250%,
                 8/01/19 - MBIA Insured

       4,475  San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00           AA          3,410,263
                 Merged Area Redevelopment Project, Series 2006C, 4.250%,
                 8/01/30 - MBIA Insured

       4,455  San Mateo County Community College District, California, General         No Opt. Call          Aa1          2,159,784
                 Obligation Bonds, Series 2006B, 0.000%, 9/01/21 - MBIA Insured

       1,815  University of California, General Revenue Bonds, Series 2005G,         5/13 at 101.00          Aa1          1,587,272
                 4.750%, 5/15/31 - MBIA Insured

       3,600  Ventura County Community College District, California, General         8/15 at 100.00           AA          3,372,156
                 Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
     113,295  Total California                                                                                           90,862,116
------------------------------------------------------------------------------------------------------------------------------------

              Colorado - 11.8% (7.1% of Total Investments)

       1,500  Adams and Arapahoe Counties Joint School District 28J, Aurora,        12/13 at 100.00          AAA          1,508,265
                 Colorado, General Obligation Bonds, Series 2003A, 5.125%,
                 12/01/21 - FSA Insured

       5,500  Colorado Health Facilities Authority, Colorado, Revenue Bonds,         4/18 at 100.00          AAA          4,395,600
                 Catholic Health Initiatives, Series 2006C-1, Trust 1090,
                 6.761%, 10/01/41 - FSA Insured (IF)

       2,500  Denver City and County, Colorado, Airport System Revenue Refunding    11/12 at 100.00           A+          2,312,475
                 Bonds, Series 2002E, 5.500%, 11/15/18 - FGIC Insured
                 (Alternative Minimum Tax)

       6,000  E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00          AAA          6,453,960
                 Series 2000A, 5.750%, 9/01/29 (Pre-refunded 9/01/10) - MBIA
                 Insured

      20,000  E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AA          4,369,000
                 Series 2000B, 0.000%, 9/01/30 - MBIA Insured

       4,405  Garfield, Eagle and Pitkin Counties School District RE-1, Roaring     12/14 at 100.00          AAA          4,332,978
                 Fork, Colorado, General Obligation Bonds, Series 2005A,
                 5.000%, 12/15/24 - FSA Insured

       2,065  Jefferson County School District R1, Colorado, General Obligation     12/14 at 100.00          AAA          2,009,204
                 Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured (UB)

       1,390  Teller County School District RE-2, Woodland Park, Colorado, General  12/14 at 100.00           AA          1,382,994
                 Obligation Bonds, Series 2004, 5.000%, 12/01/22 - MBIA Insured

       1,000  University of Colorado, Enterprise System Revenue Bonds, Series        6/12 at 100.00          AA-(4)       1,065,870
                 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) - FGIC Insured

       1,000  University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00           AA            927,700
                 2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,360  Total Colorado                                                                                             28,758,046
------------------------------------------------------------------------------------------------------------------------------------

              District of Columbia - 0.1% (0.1% of Total Investments)

         665  Washington Convention Center Authority, District of Columbia, Senior  10/16 at 100.00           AA            312,623
                 Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606,
                 1.947%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

              Florida - 4.0% (2.4% of Total Investments)

       2,285  Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%,   2/15 at 100.00           AA          2,121,737
                 2/01/23 - MBIA Insured

       1,500  JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A,  10/13 at 100.00           AA          1,509,030
                 5.000%, 10/01/19 - FGIC Insured

       4,240  Reedy Creek Improvement District, Florida, Utility Revenue Bonds,     10/13 at 100.00           AA          4,291,050
                 Series 2003-1, 5.250%, 10/01/17 - MBIA Insured

                                                                           -----
                                                                            47
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$      2,000   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,       10/15 at 100.00            AA    $   1,898,340
                  5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,025   Total Florida                                                                                              9,820,157
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 3.6% (2.1% of Total Investments)

       2,950   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,         1/15 at 100.00           AAA        2,882,652
                  5.000%, 1/01/25 - FSA Insured

       6,500   Medical Center Hospital Authority, Georgia, Revenue Anticipation       8/09 at 102.00            AA        5,829,590
                  Certificates, Columbus Regional Healthcare System, Inc.
                  Project, Series 1999, 5.500%, 8/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,450   Total Georgia                                                                                              8,712,242
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 4.2% (2.5% of Total Investments)

       2,250   Hawaii Department of Budget and Finance, Special Purpose Revenue       1/09 at 101.00            AA        2,158,650
                  Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%,
                  1/01/20 - AMBAC Insured (Alternative Minimum Tax)

       8,030   Hawaii Department of Transportation, Airport System Revenue            7/10 at 101.00            A2        8,095,364
                  Refunding Bonds, Series 2000B, 6.500%, 7/01/15 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,280   Total Hawaii                                                                                              10,254,014
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 19.2% (11.5% of Total Investments)

       4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,          12/12 at 100.00            A-        3,897,280
                  5.000%, 12/01/22 - FGIC Insured

       8,200   Chicago Board of Education, Illinois, General Obligation Lease           No Opt. Call            AA        8,714,714
                  Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

      10,000   Chicago, Illinois, General Obligation Refunding Bonds, Series          1/10 at 101.00            AA        9,768,700
                  2000D, 5.500%, 1/01/35 - FGIC Insured

       1,450   Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare    1/16 at 100.00            AA        1,377,167
                  International Airport, Series 2005A, 5.250%, 1/01/24 - MBIA
                  Insured

      23,110   Illinois Development Finance Authority, Local Government Program         No Opt. Call           AAA       15,207,994
                  Revenue Bonds, Kane, Cook and DuPage Counties School District
                  U46 - Elgin, Series 2002, 0.000%, 1/01/17 - FSA Insured

       2,500   Illinois Municipal Electric Agency, Power Supply System Revenue        2/17 at 100.00            A+        2,127,600
                  Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured

       5,010   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call            AA        2,433,307
                  Refunding Bonds, McCormick Place Expansion Project, Series
                  1996A, 0.000%, 12/15/21 - MBIA Insured

       3,225   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call            AA        3,357,064
                  McHenry and Will Counties, Illinois, General Obligation Bonds,
                  Series 1992A, 9.000%, 6/01/09 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      57,495   Total Illinois                                                                                            46,883,826
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 3.9% (2.3% of Total Investments)

       2,130   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00            AA        1,740,189
                  2007A, 5.000%, 1/01/42 - MBIA Insured

               Indiana University, Parking Facility Revenue Bonds, Series 2004:
       1,015      5.250%, 11/15/19 - AMBAC Insured                                   11/14 at 100.00           Aa1        1,044,567
       1,060      5.250%, 11/15/20 - AMBAC Insured                                   11/14 at 100.00           Aa1        1,081,391
       1,100      5.250%, 11/15/21 - AMBAC Insured                                   11/14 at 100.00           Aa1        1,114,157

       9,255   Indianapolis Local Public Improvement Bond Bank, Indiana, Series         No Opt. Call            AA        3,513,476
                  1999E, 0.000%, 2/01/25 - AMBAC Insured

       1,000   Metropolitan School District Steuben County K-5 Building               7/14 at 102.00           AAA        1,020,680
                  Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%,
                  1/15/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,560   Total Indiana                                                                                              9,514,460
------------------------------------------------------------------------------------------------------------------------------------

               Iowa - 1.3% (0.7% of Total Investments)

       3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical     6/13 at 100.00           Aa3        3,045,121
                  Center, Series 2003, 5.000%, 6/15/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

-----
  48
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.6% (0.3% of Total Investments)

$      1,385   Neosho County Unified School District 413, Kansas, General             9/14 at 100.00           Aaa    $   1,348,131
                  Obligation Bonds, Series 2006, 5.000%, 9/01/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 2.8% (1.7% of Total Investments)

       1,000   Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00            AA          937,940
                  General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured

       7,160   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, 4.750%,      5/16 at 100.00           AAA        5,812,273
                  5/01/39 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       8,160   Total Louisiana                                                                                            6,750,213
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 2.2% (1.3% of Total Investments)

       1,200   Maryland Economic Development Corporation, Student Housing Revenue     6/16 at 100.00          Baa2        1,002,144
                  Refunding Bonds, University of Maryland College Park Projects,
                  Series 2006, 5.000%, 6/01/28 - CIFG Insured

       5,000   Maryland Transportation Authority, Airport Parking Revenue Bonds,      3/12 at 101.00            AA        4,322,500
                  Baltimore-Washington International Airport Passenger Facility,
                  Series 2002B, 5.125%, 3/01/21 - AMBAC Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,200   Total Maryland                                                                                             5,324,644
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 2.4% (1.4% of Total Investments)

       4,400   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00           AAA        4,417,292
                  Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured (UB)

       1,725   Massachusetts Water Resources Authority, General Revenue Bonds,        2/17 at 100.00           AAA        1,330,786
                  4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       6,125   Total Massachusetts                                                                                        5,748,078
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 3.9% (2.3% of Total Investments)

       6,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,         No Opt. Call            AA        6,554,015
                  Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured (Alternative
                  Minimum Tax)

       3,810   Michigan Housing Development Authority, GNMA Collateralized Limited    8/12 at 102.00           Aaa        3,013,291
                  Obligation Multifamily Housing Revenue Bonds, Cranbrook
                  Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,310   Total Michigan                                                                                             9,567,306
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 2.0% (1.2% of Total Investments)

       4,860   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00            AA        4,822,335
                  Airport Revenue Bonds, Series 2001B, 5.750%, 1/01/15 - FGIC
                  Insured (Alternative Minimum Tax)

         145   Minnesota Housing Finance Agency, Rental Housing Bonds, Series         2/09 at 100.00           Aa1          145,358
                  1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,005   Total Minnesota                                                                                            4,967,693
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 0.8% (0.5% of Total Investments)

       2,000   Missouri Western State College, Auxiliary System Revenue Bonds,       10/13 at 100.00            AA        1,951,600
                  Series 2003, 5.000%, 10/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
               Nevada - 5.2% (3.1% of Total Investments)

       2,100   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           AA+        1,910,517
                  Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 - MBIA
                  Insured

         900   Clark County, Nevada, General Obligation Bank Bonds, Southern         12/12 at 100.00           Aa1(4)       965,520
                  Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32
                  (Pre-refunded 12/01/12) - MBIA Insured

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
         160      0.000%, 1/01/28 - AMBAC Insured                                       No Opt. Call             A           23,022
       2,000      5.375%, 1/01/40 - AMBAC Insured                                     1/10 at 100.00            AA        1,202,280

                                                                           -----
                                                                            49
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nevada (continued)

$      7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno       6/12 at 100.00            AA(4) $   8,575,188
                  Transportation Rail Access Corridor Project, Series 2002,
                  5.250%, 6/01/41 (Pre-refunded 6/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,150   Total Nevada                                                                                              12,676,527
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 1.0% (0.6% of Total Investments)

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
       1,200      5.000%, 7/01/22 - MBIA Insured                                      7/14 at 100.00            AA        1,169,772
       1,200      5.000%, 7/01/23 - MBIA Insured                                      7/14 at 100.00            AA        1,162,332
------------------------------------------------------------------------------------------------------------------------------------
       2,400   Total New Jersey                                                                                           2,332,104
------------------------------------------------------------------------------------------------------------------------------------

               New York - 7.3% (4.4% of Total Investments)

       1,000   Dormitory Authority of the State of New York, FHA-Insured Mortgage     2/15 at 100.00            AA          899,300
                  Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
                  8/01/23 - FGIC Insured

          20   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA            8,238
                  Driver Trust 1649, 2006, 4.745%, 2/15/47 - MBIA Insured (IF)

       2,125   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        1,512,299
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       5,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00            A-        4,564,700
                  Revenue Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured

      10,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00           AAA       10,851,700
                  Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27
                  (Pre-refunded 11/15/12) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,145   Total New York                                                                                            17,836,237
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 2.1% (1.3% of Total Investments)

       3,100   North Carolina Medical Care Commission, FHA-Insured Mortgage          10/13 at 100.00           AAA        2,295,085
                  Revenue Bonds, Betsy Johnson Regional Hospital Project, Series
                  2003, 5.125%, 10/01/32 - FSA Insured

       3,050   Raleigh Durham Airport Authority, North Carolina, Airport Revenue      5/15 at 100.00           Aa3        2,886,551
                  Bonds, Series 2005A, 5.000%, 5/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,150   Total North Carolina                                                                                       5,181,636
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 0.2% (0.1% of Total Investments)

       1,535   Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond    12/16 at 100.00            A2          477,370
                  Trust 2706, 0.472%, 12/01/32 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 1.7% (1.0% of Total Investments)

       3,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00            AA        3,385,305
                  Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured

         640   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family       No Opt. Call           AAA          661,005
                  Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,140   Total Oklahoma                                                                                             4,046,310
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 4.3% (2.6% of Total Investments)

               Oregon Health Sciences University, Revenue Bonds, Series 2002A:
       5,000      5.000%, 7/01/26 - MBIA Insured                                      1/13 at 100.00            AA        4,459,500
       7,000      5.000%, 7/01/32 - MBIA Insured                                      1/13 at 100.00            AA        5,906,670
------------------------------------------------------------------------------------------------------------------------------------
      12,000   Total Oregon                                                                                              10,366,170
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 3.5% (2.1% of Total Investments)

       1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue   12/15 at 100.00            AA        1,377,540
                  Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       4,000   Commonwealth Financing Authority, Pennsylvania, State Appropriation    6/16 at 100.00           AAA        3,899,440
                  Lease Bonds, Series 2006A, 5.000%, 6/01/26 - FSA Insured (UB)

       2,680   Pennsylvania Public School Building Authority, Lease Revenue Bonds,   12/16 at 100.00           AAA        2,130,412
                  School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 -
                  FSA Insured (UB)

-----
  50
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

$      1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00            AA    $   1,003,013
                  2006A, 5.000%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,230   Total Pennsylvania                                                                                         8,410,405
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 2.3% (1.4% of Total Investments)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00            AA        2,258,050
                  2005RR, 5.000%, 7/01/22 - FGIC Insured

       1,000   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 -    No Opt. Call          BBB-          924,490
                  CIFG Insured

       5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            AA          506,250
                  Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured

       2,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call            AA        1,987,600
                  Authority, Series 2003AA, 5.500%, 7/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,500   Total Puerto Rico                                                                                          5,676,390
------------------------------------------------------------------------------------------------------------------------------------

               Tennessee - 4.2% (2.5% of Total Investments)

       3,000   Blount County Public Building Authority, Tennessee, Local              6/15 at 100.00           Aa3        2,871,450
                  Government Improvement Loans, Oak Ridge General Obligation, 2005
                  Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 -
                  AMBAC Insured

       2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series    10/14 at 100.00           AAA        2,044,725
                  2004, 5.000%, 10/01/22 - FSA Insured

       5,000   Metropolitan Government of Nashville-Davidson County Health and       11/09 at 101.00           AAA        5,268,200
                  Educational Facilities Board, Tennessee, Revenue Bonds,
                  Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30
                  (Pre-refunded 11/15/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,055   Total Tennessee                                                                                           10,184,375
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 10.7% (6.4% of Total Investments)

      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00            A+        9,911,500
                  Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 -
                  FGIC Insured (Alternative Minimum Tax)

               North Harris County Regional Water Authority, Texas, Senior Water
               Revenue Bonds, Series 2003:
       4,565      5.250%, 12/15/20 - FGIC Insured                                    12/13 at 100.00            A+        4,450,099
       4,800      5.250%, 12/15/21 - FGIC Insured                                    12/13 at 100.00            A+        4,632,912

       7,600   San Antonio, Texas, Airport System Improvement Revenue Bonds,          7/11 at 101.00            A+        7,185,800
                  Series 2001, 5.375%, 7/01/16 - FGIC Insured (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
      29,465   Total Texas                                                                                               26,180,311
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 18.3% (11.0% of Total Investments)

       5,000   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00            AA        4,107,000
                  Consolidated System Revenue Bonds, Series 2001B, 5.600%, 1/01/36 -
                  MBIA Insured (Alternative Minimum Tax)

               King County School District 405, Bellevue, Washington, General
               Obligation Bonds, Series 2002:
      10,060      5.000%, 12/01/19 - FGIC Insured                                    12/12 at 100.00           AA+       10,174,282
      12,785      5.000%, 12/01/20 - FGIC Insured                                    12/12 at 100.00           AA+       12,850,076

               Pierce County School District 343, Dieringer, Washington, General
               Obligation Refunding Bonds, Series 2003:
       2,755      5.250%, 12/01/18 - FGIC Insured                                     6/13 at 100.00           Aa1        2,830,432
       2,990      5.250%, 12/01/19 - FGIC Insured                                     6/13 at 100.00           Aa1        3,054,494

       4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%,     10/11 at 100.00            AA        4,497,403
                  4/01/17 - FGIC Insured (Alternative Minimum Tax)

         895   Port of Seattle, Washington, Special Facility Revenue Bonds,           3/10 at 101.00           AAA          804,748
                  Terminal 18, Series 1999C, 6.000%, 9/01/29 - MBIA Insured
                  (Alternative Minimum Tax)

       1,265   Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%,    12/12 at 100.00            AA        1,285,948
                  12/01/18 - FGIC Insured

                                                                           -----
                                                                            51
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Washington (continued)

$      5,000   Washington, General Obligation Bonds, Series 2001C, 5.250%, 1/01/26 -  1/11 at 100.00           AAA    $   5,009,750
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,465   Total Washington                                                                                          44,614,133
------------------------------------------------------------------------------------------------------------------------------------
$    483,485   Total Long-Term Investments (cost $428,549,805) - 166.7%                                                 405,997,280
============------------------------------------------------------------------------------------------------------------------------

               Short-Term Investments - 0.7% (0.4% of Total Investments)

$      1,660   Golden State Tobacco Securitization Corporation, California,                                 VMIG-1        1,660,000
                  Tobacco Settlement Enhanced Revenue Bonds, Trust 1220, Variable
                  Rate Demand Obligations, 6.640%, 6/01/35 - FGIC Insured (5)
============------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $1,660,000)                                                             1,660,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $430,209,805) - 167.4%                                                           407,657,280
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.3)%                                                                       (15,345,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.5%                                                                       6,226,586
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (63.6)% (6)                                       (154,950,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 243,588,866
               =====================================================================================================================

        At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.0%.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  52
-----

NPX | Nuveen Insured Premium Income Municipal Fund 2
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 3.8% (2.3% of Total Investments)

$      3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series        6/15 at 100.00            A2    $   3,536,550
                  2005A, 5.000%, 6/01/24 - MBIA Insured

               Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
       1,395      5.000%, 4/01/22 - MBIA Insured                                      4/14 at 100.00            AA        1,187,940
       1,040      5.000%, 4/01/23 - MBIA Insured                                      4/14 at 100.00            AA          874,359

      11,135   Limestone County Water and Sewer Authority, Alabama, Water             3/17 at 100.00          BBB-        8,093,809
                  Revenue Bonds, Series 2007, 4.500%, 12/01/37 - SYNCORA GTY
                  Insured

       2,590   Montgomery Water and Sewerage Board, Alabama, Water and Sewerage       3/15 at 100.00           AAA        2,536,050
                  Revenue Bonds, Series 2005, 5.000%, 3/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,910   Total Alabama                                                                                             16,228,708
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 2.6% (1.6% of Total Investments)

      12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien            7/15 at 100.00           AAA       11,236,817
                  Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 -
                  MBIA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

               Arkansas - 3.2% (1.9% of Total Investments)

       7,745   Arkansas Development Finance Authority, State Facility Revenue         6/14 at 100.00           AAA        7,610,082
                  Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 -
                  FSA Insured

               University of Arkansas, Fayetteville, Revenue Bonds, Medical
               Sciences Campus, Series 2004B:
       2,000      5.000%, 11/01/27 - MBIA Insured                                    11/14 at 100.00           Aa3        1,924,060
       2,000      5.000%, 11/01/28 - MBIA Insured                                    11/14 at 100.00           Aa3        1,902,880

       2,480   University of Arkansas, Monticello Campus, Revenue Bonds, Series      12/13 at 100.00           Aa3        2,241,796
                  2005, 5.000%, 12/01/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,225   Total Arkansas                                                                                            13,678,818
------------------------------------------------------------------------------------------------------------------------------------

               California - 23.8% (14.3% of Total Investments)

      22,880   Alameda Corridor Transportation Authority, California, User Fee          No Opt. Call            AA        5,166,533
                  Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 -
                  MBIA Insured (UB)

          20   California Department of Water Resources, Water System Revenue        12/14 at 100.00           AAA           21,823
                  Bonds, Central Valley Project, Series 2005AC, 5.000%,
                  12/01/24 (Pre-refunded 12/01/14) - MBIA Insured

       1,980   California Department of Water Resources, Water System Revenue        12/14 at 100.00           AAA        1,951,963
                  Bonds, Central Valley Project, Series 2005AC, 5.000%,
                  12/01/24 - MBIA Insured (4)

       1,800   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00           Aa3        1,609,200
                  Occidental College, Series 2005A, 5.000%, 10/01/33 - MBIA
                  Insured

      31,200   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 24.23            AA        5,983,848
                  Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                  1/15/34 - MBIA Insured

       1,735   Fullerton Public Financing Authority, California, Tax Allocation       9/15 at 100.00            AA        1,566,028
                  Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

       1,750   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A           77,735
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2448, 0.891%, 6/01/35 - FGIC Insured (IF)

       1,870   Kern Community College District, California, General Obligation          No Opt. Call           AAA          783,773
                  Bonds, Series 2006, 0.000%, 11/01/23 - FSA Insured

                                                                           -----
                                                                            53
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      6,520   Los Angeles Unified School District, California, General               7/15 at 100.00            AA    $   6,487,661
                  Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                  Insured

       4,000   Los Angeles Unified School District, California, General               7/16 at 100.00           AA-        3,860,680
                  Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC Insured

      15,000   Orange County Sanitation District, California, Certificates of         8/13 at 100.00           AAA       16,446,899
                  Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded
                  8/01/13) - FGIC Insured

       1,750   Orange County Water District, California, Revenue Certificates         8/13 at 100.00           AA+(5)     1,645,613
                  of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA
                  Insured (ETM)

       8,250   Orange County Water District, California, Revenue Certificates         8/13 at 100.00           AA+        7,457,423
                  of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured

         750   Orange County Water District, California, Revenue Certificates         2/15 at 100.00           AA+          729,983
                  of Participation, Series 2005B, 5.000%, 8/15/24 - MBIA Insured

       1,435   Pasadena Area Community College District, Los Angeles County,          6/13 at 100.00           AA-(5)     1,554,765
                  California, General Obligation Bonds, Series 2003A, 5.000%,
                  6/01/22 (Pre-refunded 6/01/13) - FGIC Insured

      12,265   Sacramento City Financing Authority, California, Capital              12/09 at 102.00            AA(5)    13,062,224
                  Improvement Revenue Bonds, Solid Waste and Redevelopment
                  Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                  12/01/09) - AMBAC Insured

         735   Sacramento City Financing Authority, California, Capital              12/09 at 102.00            AA          758,366
                  Improvement Revenue Bonds, Solid Waste and Redevelopment
                  Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

               San Diego County, California, Certificates of Participation,
               Edgemoor Facility Project and Regional System, Series 2005:
       1,675      5.000%, 2/01/24 - AMBAC Insured                                     2/15 at 100.00           AA+        1,550,012
         720      5.000%, 2/01/25 - AMBAC Insured                                     2/15 at 100.00           AA+          660,557

               San Joaquin Hills Transportation Corridor Agency, Orange County,
               California, Toll Road Revenue Refunding Bonds, Series 1997A:
       3,825      0.000%, 1/15/32 - MBIA Insured                                        No Opt. Call            AA          797,819
      26,900      0.000%, 1/15/34 - MBIA Insured                                        No Opt. Call            AA        4,865,941

       2,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/14 at 100.00            AA        1,993,180
                  Merged Area Redevelopment Project, Series 2004A, 5.250%,
                  8/01/19 - MBIA Insured

       7,845   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00            AA        5,978,439
                  Merged Area Redevelopment Project, Series 2006C, 4.250%,
                  8/01/30 - MBIA Insured

       5,000   Torrance, California, Certificates of Participation, Series              No Opt. Call            AA        4,842,000
                  2005B, 5.000%, 6/01/24 - AMBAC Insured

      12,500   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00           Aa1       11,336,125
                  Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
     174,405   Total California                                                                                         101,188,590
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 11.2% (6.7% of Total Investments)

       1,940   Colorado Educational and Cultural Facilities Authority, Charter        6/13 at 100.00             A        1,865,368
                  School Revenue Bonds, Adams School District 12 - Pinnacle
                  School, Series 2003, 5.250%, 6/01/23 - SYNCORA GTY Insured

       3,405   Colorado Educational and Cultural Facilities Authority, Revenue       12/13 at 100.00             A        3,271,115
                  Bonds, Classical Academy Charter School, Series 2003, 5.250%,
                  12/01/23 - SYNCORA GTY Insured

       3,500   Colorado Health Facilities Authority, Revenue Bonds, Poudre           12/09 at 101.00           Aaa        3,687,320
                  Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                  (Pre-refunded 12/01/09) - FSA Insured

      17,145   Denver Convention Center Hotel Authority, Colorado, Senior            12/13 at 100.00           N/R(5)    18,205,417
                  Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%,
                  12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY Insured

       6,100   Denver School District 1, Colorado, General Obligation Bonds,         12/13 at 100.00           AAA        6,223,098
                  Series 2004, 5.000%, 12/01/18 - FSA Insured

      12,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA        2,621,400
                  Series 2000B, 0.000%, 9/01/30 - MBIA Insured

-----
  54
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$      1,325   El Paso County, Colorado, Certificates of Participation,              12/12 at 100.00            AA    $   1,226,606
                  Detention Facility Project, Series 2002B, 5.000%, 12/01/27 -
                  AMBAC Insured

               Jefferson County School District R1, Colorado, General
               Obligation Bonds, Series 2004:
       2,500      5.000%, 12/15/22 - FSA Insured (UB)                                12/14 at 100.00           AAA        2,462,575
       5,125      5.000%, 12/15/23 - FSA Insured (UB)                                12/14 at 100.00           AAA        5,018,349
       2,000      5.000%, 12/15/24 - FSA Insured (UB)                                12/14 at 100.00           AAA        1,945,960

       1,000   University of Colorado, Enterprise System Revenue Bonds, Series        6/15 at 100.00            AA          927,700
                  2005, 5.000%, 6/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      56,040   Total Colorado                                                                                            47,454,908
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 0.1% (0.1% of Total Investments)

       1,065   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00            AA          500,667
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                  Residuals 1606, 1.947%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 0.9% (0.6% of Total Investments)

       4,000   Florida State Board of Education, Full Faith and Credit Public         6/13 at 101.00           AAA        3,980,320
                  Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 4.2% (2.5% of Total Investments)

       4,000   Cobb County Development Authority, Georgia, Parking Revenue            7/14 at 100.00            A1        3,927,160
                  Bonds, Kennesaw State University, Series 2004, 5.000%,
                  7/15/24 - MBIA Insured

       1,925   Columbus, Georgia, Water and Sewerage Revenue Bonds, Series            5/14 at 100.00            AA        1,903,498
                  2005, 5.000%, 5/01/23 - MBIA Insured

               Municipal Electric Authority of Georgia, Combustion Turbine
               Revenue Bonds, Series 2003A:
       1,775      5.000%, 11/01/21 - MBIA Insured                                    11/13 at 100.00            AA        1,743,405
       2,580      5.000%, 11/01/22 - MBIA Insured                                    11/13 at 100.00            AA        2,514,133

       4,500   South Fulton Municipal Regional Water and Sewerage Authority,          1/13 at 100.00            A2(5)     4,819,770
                  Georgia, Water and Sewerage Revenue Bonds, Series 2003,
                  5.000%, 1/01/33 (Pre-refunded 1/01/13) - MBIA Insured

       3,000   Valdosta and Lowndes County Hospital Authority, Georgia, Revenue      10/12 at 101.00            AA        2,843,250
                  Certificates, South Georgia Medical Center, Series 2002,
                  5.200%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,780   Total Georgia                                                                                             17,751,216
------------------------------------------------------------------------------------------------------------------------------------

               Hawaii - 8.6% (5.1% of Total Investments)

       2,375   Hawaii County, Hawaii, General Obligation Bonds, Series 2003A,         7/13 at 100.00           AAA        2,405,590
                  5.000%, 7/15/19 - FSA Insured

      20,000   Hawaii Department of Budget and Finance, Special Purpose Revenue       7/10 at 101.00            AA       18,399,597
                  Refunding Bonds, Hawaiian Electric Company Inc., Series 2000,
                  5.700%, 7/01/20 - AMBAC Insured (Alternative Minimum Tax)

               Hawaii Department of Transportation, Airport System Revenue
               Refunding Bonds, Series 2000B:
       6,105      6.100%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)            7/10 at 101.00            A2        6,049,261
       9,500      6.625%, 7/01/17 - FGIC Insured (Alternative Minimum Tax)            7/10 at 101.00            A2        9,555,195
------------------------------------------------------------------------------------------------------------------------------------
      37,980   Total Hawaii                                                                                              36,409,643
------------------------------------------------------------------------------------------------------------------------------------

               Idaho - 0.1% (0.0% of Total Investments)

         290   Idaho Housing and Finance Association, Single Family Mortgage          1/09 at 100.75           Aaa          284,876
                  Bonds, Series 1998E, 5.450%, 7/01/18 - AMBAC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 3.5% (2.1% of Total Investments)

       1,015   Chicago Park District, Illinois, Limited Tax General Obligation        7/11 at 100.00            AA        1,041,380
                  Park Bonds, Series 2001C, 5.500%, 1/01/18 - FGIC Insured

               Illinois Health Facilities Authority, Revenue Bonds, Lutheran
               General Health System, Series 1993A:
       2,365      6.125%, 4/01/12 - FSA Insured (ETM)                                   No Opt. Call           AAA        2,500,680
       5,000      6.250%, 4/01/18 - FSA Insured (ETM)                                   No Opt. Call           AAA        5,606,250

                                                                           -----
                                                                            55
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

$      1,950   Illinois Health Facilities Authority, Revenue Refunding Bonds,           No Opt. Call            AA(5) $   2,246,420
                  SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 - MBIA
                  Insured (ETM)

       4,000   Illinois Municipal Electric Agency, Power Supply System Revenue        2/17 at 100.00            A+        3,404,160
                  Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured

         165   Peoria, Moline and Freeport, Illinois, GNMA Collateralized             4/09 at 102.00           AAA          167,308
                  Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%,
                  4/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,495   Total Illinois                                                                                            14,966,198
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 1.7% (1.0% of Total Investments)

               Hamilton County Public Building Corporation, Indiana, First
               Mortgage Bonds, Series 2004:
       2,105      5.000%, 8/01/23 - FSA Insured                                       8/14 at 100.00           AAA        2,085,339
       2,215      5.000%, 8/01/24 - FSA Insured                                       8/14 at 100.00           AAA        2,179,272

       3,730   Indiana Municipal Power Agency, Power Supply Revenue Bonds,            1/17 at 100.00            AA        3,047,373
                  Series 2007A, 5.000%, 1/01/42 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,050   Total Indiana                                                                                              7,311,984
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 0.3% (0.2% of Total Investments)

       1,500   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,              9/14 at 101.00           AAA        1,485,450
                  5.000%, 9/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 1.2% (0.7% of Total Investments)

       6,010   Kentucky Economic Development Finance Authority, Health System           No Opt. Call            AA        1,529,605
                  Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%,
                  10/01/28 - MBIA Insured

       3,575   Kentucky Turnpike Authority, Economic Development Road Revenue         7/15 at 100.00           AA+        3,487,913
                  Bonds, Revitalization Project, Series 2005B, 5.000%, 7/01/25 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,585   Total Kentucky                                                                                             5,017,518
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 5.1% (3.1% of Total Investments)

       4,455   Louisiana Public Facilities Authority, Revenue Bonds, Baton            7/14 at 100.00            AA        4,178,523
                  Rouge General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA
                  Insured

               Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
       1,200      5.000%, 5/01/25 - FGIC Insured                                      5/15 at 100.00            AA        1,150,536
       2,210      5.000%, 5/01/26 - FGIC Insured                                      5/15 at 100.00            AA        2,110,727
       2,500      5.000%, 5/01/27 - FGIC Insured                                      5/15 at 100.00            AA        2,369,925

               Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
       1,320      4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00           AAA        1,071,536
      14,265      4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00            AA       10,936,833
------------------------------------------------------------------------------------------------------------------------------------
      25,950   Total Louisiana                                                                                           21,818,080
------------------------------------------------------------------------------------------------------------------------------------

               Maryland - 0.8% (0.5% of Total Investments)

       1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00          BBB-        1,585,810
                  Bonds, Series 2006A, 5.250%, 9/01/26 - SYNCORA GTY Insured

       2,580   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00            AA        1,788,688
                  Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%,
                  7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,445   Total Maryland                                                                                             3,374,498
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 2.1% (1.3% of Total Investments)

       3,000   Massachusetts Development Finance Authority, Revenue Bonds, WGBH         No Opt. Call            AA        2,828,730
                  Educational Foundation, Series 2002A, 5.750%, 1/01/42 - AMBAC
                  Insured

-----
  56
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

$        290   Massachusetts Port Authority, Special Facilities Revenue Bonds,        1/11 at 101.00            AA    $     204,079
                  Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC
                  Insured (Alternative Minimum Tax)

               Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
               Series 2004:
       3,650      5.250%, 1/01/22 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(5)     3,796,037
       2,000      5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured               1/14 at 100.00             A(5)     2,080,020
------------------------------------------------------------------------------------------------------------------------------------
       8,940   Total Massachusetts                                                                                        8,908,866
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 0.8% (0.5% of Total Investments)

       3,170   Michigan Housing Development Authority, Rental Housing Revenue         4/09 at 100.00            AA        3,164,199
                  Bonds, Series 1997A, 6.000%, 4/01/16 - AMBAC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Minnesota - 0.2% (0.1% of Total Investments)

         885   Minnesota Housing Finance Agency, Rental Housing Bonds, Series         2/09 at 100.00           Aa1          887,186
                  1995D, 5.950%, 2/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 0.5% (0.3% of Total Investments)

       1,000   Jackson County Reorganized School District R-7, Lees Summit,           3/16 at 100.00           Aa2        1,004,760
                  Missouri, General Obligation Bonds, Series 2006, 5.250%,
                  3/01/25 - MBIA Insured

         450   Missouri Housing Development Commission, Multifamily Housing          12/08 at 100.00           AAA          450,023
                  Revenue Bonds, Brookstone Village Apartments, Series 1996A,
                  6.000%, 12/01/16 - FSA Insured (Alternative Minimum Tax)

         750   Missouri Western State College, Auxiliary System Revenue Bonds,       10/13 at 100.00            AA          649,275
                  Series 2003, 5.000%, 10/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,200   Total Missouri                                                                                             2,104,058
------------------------------------------------------------------------------------------------------------------------------------

               Nebraska - 2.8% (1.7% of Total Investments)

       1,000   Nebraska Public Power District, General Revenue Bonds, Series          1/15 at 100.00           AAA          979,310
                  2005A, 5.000%, 1/01/25 - FSA Insured

      12,520   Nebraska Public Power District, Power Supply System Revenue            1/16 at 100.00            AA       10,282,300
                  Bonds, Series 2006A, 5.000%, 1/01/41 - FGIC Insured

         865   Omaha Public Power District, Nebraska, Separate Electric System        2/17 at 100.00           AAA          768,674
                  Revenue Bonds, Nebraska City 2, Series 2006A, 14.495%,
                  2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
      14,385   Total Nebraska                                                                                            12,030,284
------------------------------------------------------------------------------------------------------------------------------------

               Nevada - 2.5% (1.5% of Total Investments)

       5,000   Clark County, Nevada, Industrial Development Revenue Bonds,            7/10 at 102.00           Aa3        3,567,050
                  Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 -
                  AMBAC Insured (Alternative Minimum Tax)

       3,280   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/14 at 100.00           Aa3        3,037,936
                  Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured

               Director of Nevada State Department of Business and Industry,
               Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
       5,055      0.000%, 1/01/27 - AMBAC Insured                                       No Opt. Call             A          807,587
       5,500      5.625%, 1/01/32 - AMBAC Insured                                     1/10 at 102.00            AA        3,316,115
------------------------------------------------------------------------------------------------------------------------------------
      18,835   Total Nevada                                                                                              10,728,688
------------------------------------------------------------------------------------------------------------------------------------

               New Jersey - 5.2% (3.1% of Total Investments)

               Essex County Improvement Authority, New Jersey, Guaranteed
               Revenue Bonds, Project Consolidation, Series 2004:
       2,000      5.125%, 10/01/21 - MBIA Insured                                    10/14 at 100.00            A1        2,006,480
       2,250      5.125%, 10/01/22 - MBIA Insured                                    10/14 at 100.00            A1        2,244,353

       1,560   Mount Olive Township Board of Education, Morris County, New            1/15 at 100.00           Aa2        1,564,009
                  Jersey, General Obligation Bonds, Series 2004, 5.000%,
                  1/15/22 - MBIA Insured

                                                                           -----
                                                                            57
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey (continued)

               New Jersey Economic Development Authority, Revenue Bonds, Motor
               Vehicle Surcharge, Series 2004A:
$      1,475      5.000%, 7/01/22 - MBIA Insured                                      7/14 at 100.00            AA  $     1,437,845
       1,475      5.000%, 7/01/23 - MBIA Insured                                      7/14 at 100.00            AA        1,428,700

               New Jersey State Transportation Trust Fund Authority, Revenue
               Bonds, Series 2006C:
      25,000      0.000%, 12/15/35 - AMBAC Insured (UB)                                 No Opt. Call            AA        4,807,500
      10,000      0.000%, 12/15/36 - AMBAC Insured (UB)                                 No Opt. Call            AA        1,799,800

       3,075   New Jersey Transit Corporation, Certificates of Participation            No Opt. Call           AAA        3,297,446
                  Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured

       3,315   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            1/15 at 100.00           AAA        3,316,525
                  5.000%, 1/01/25 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      50,150   Total New Jersey                                                                                          21,902,658
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 1.0% (0.6% of Total Investments)

               New Mexico Finance Authority, Public Project Revolving Fund
               Revenue Bonds, Series 2004C:
       1,415      5.000%, 6/01/22 - AMBAC Insured                                     6/14 at 100.00           AA+        1,408,038
       1,050      5.000%, 6/01/24 - AMBAC Insured                                     6/14 at 100.00           AA+        1,028,811

       2,000   New Mexico Finance Authority, Public Project Revolving Fund            6/15 at 100.00           Aa3        1,949,220
                  Revenue Bonds, Series 2005E, 5.000%, 6/15/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,465   Total New Mexico                                                                                           4,386,069
------------------------------------------------------------------------------------------------------------------------------------

               New York - 11.5% (6.9% of Total Investments)

       1,120   Dormitory Authority of the State of New York, FHA-Insured              2/15 at 100.00            AA        1,007,216
                  Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                  5.000%, 8/01/23 - FGIC Insured

       1,000   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00           AAA          990,420
                  Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                  AMBAC Insured

         120   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00            AA           49,426
                  Bonds, Driver Trust 1649, 2006, 4.745%, 2/15/47 - MBIA
                  Insured (IF)

       3,705   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00            AA        2,636,737
                  Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       2,700   Long Island Power Authority, New York, Electric System General        11/16 at 100.00            AA        2,007,207
                  Revenue Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

               Long Island Power Authority, New York, Electric System General
               Revenue Bonds, Series 2006A:
      10,675      5.000%, 12/01/23 - FGIC Insured                                     6/16 at 100.00            A-        9,925,081
       5,000      5.000%, 12/01/25 - FGIC Insured                                     6/16 at 100.00            A-        4,564,700

       1,755   Nassau County, New York, General Obligation Improvement Bonds,         3/10 at 100.00           AAA        1,839,767
                  Series 2000E, 6.000%, 3/01/16 (Pre-refunded 3/01/10) - FSA
                  Insured

       7,500   Nassau Health Care Corporation, New York, County Guaranteed            8/09 at 102.00           AAA        7,850,325
                  Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                  8/01/09) - FSA Insured

       5,000   New York City, New York, General Obligation Bonds, Fiscal Series      11/14 at 100.00           AAA        4,860,350
                  2004E, 5.000%, 11/01/21 - FSA Insured

       1,540   New York Convention Center Development Corporation, Hotel Fee         11/15 at 100.00            A2          917,809
                  Revenue Bonds, Trust 2364, 8.714%, 11/15/44 - AMBAC Insured
                  (IF)

       8,495   New York State Housing Finance Agency, Mortgage Revenue               11/08 at 100.00           AAA        8,495,850
                  Refunding Bonds, Housing Project, Series 1996A, 6.125%,
                  11/01/20 - FSA Insured

       3,770   New York State Thruway Authority, General Revenue Bonds, Series        7/15 at 100.00           AAA        3,732,639
                  2005G, 5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      52,380   Total New York                                                                                            48,877,527
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 1.9% (1.2% of Total Investments)

       1,250   Appalachian State University, North Carolina, Revenue Bonds,           7/15 at 100.00            A1        1,159,313
                  Series 2005, 5.000%, 7/15/30 - MBIA Insured

-----
  58
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina (continued)

               Mooresville, North Carolina, Enterprise System Revenue Bonds,
               Series 2004:
$      2,225      5.000%, 5/01/23 - FGIC Insured                                      5/14 at 100.00            AA    $   2,068,560
       2,335      5.000%, 5/01/24 - FGIC Insured                                      5/14 at 100.00            AA        2,150,185

       2,900   Raleigh Durham Airport Authority, North Carolina, Airport              5/15 at 100.00           Aa3        2,769,413
                  Revenue Bonds, Series 2005A, 5.000%, 5/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,710   Total North Carolina                                                                                       8,147,471
------------------------------------------------------------------------------------------------------------------------------------

               North Dakota - 4.2% (2.5% of Total Investments)

      10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare            6/10 at 101.00           AAA       10,735,359
                  Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA Insured

       8,000   North Dakota, Student Loan Trust Revenue Bonds, Series 2000B,         12/10 at 100.00            AA        7,222,000
                  5.850%, 12/01/25 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      18,715   Total North Dakota                                                                                        17,957,359
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 0.4% (0.2% of Total Investments)

       2,700   Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option         12/16 at 100.00            A2          839,673
                  Bond Trust 2706, 0.472%, 12/01/32 - AMBAC Insured (IF)

         700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,          12/13 at 100.00           AA+          691,117
                  5.250%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,400   Total Ohio                                                                                                 1,530,790
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 0.3% (0.2% of Total Investments)

       1,500   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00            AA        1,450,845
                  Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 3.7% (2.3% of Total Investments)

       1,520   Portland Housing Authority, Oregon, Multifamily Housing Revenue        7/10 at 100.00            A2        1,334,423
                  Bonds, Lovejoy Station Apartments, Series 2000, 6.000%,
                  7/01/33 - MBIA Insured (Alternative Minimum Tax)

               Portland, Oregon, Airport Way Urban Renewal and Redevelopment
               Bonds, Series 2000A:
       4,405      5.700%, 6/15/17 (Pre-refunded 6/15/10) - AMBAC Insured              6/10 at 101.00           Aa3(5)     4,686,215
       3,665      5.750%, 6/15/18 (Pre-refunded 6/15/10) - AMBAC Insured              6/10 at 101.00           Aa3(5)     3,901,869
       4,265      5.750%, 6/15/19 (Pre-refunded 6/15/10) - AMBAC Insured              6/10 at 101.00           Aa3(5)     4,540,647
       1,375      5.750%, 6/15/20 (Pre-refunded 6/15/10) - AMBAC Insured              6/10 at 101.00           Aa3(5)     1,463,866
------------------------------------------------------------------------------------------------------------------------------------
      15,230   Total Oregon                                                                                              15,927,020
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 13.9% (8.4% of Total Investments)

      12,620   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00           AAA       13,732,452
                  Insured Revenue Bonds, West Penn Allegheny Health System,
                  Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) - MBIA
                  Insured

       2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00            AA        1,836,720
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

       9,485   Berks County Municipal Authority, Pennsylvania, Hospital Revenue      11/09 at 102.00           AAA       10,033,707
                  Bonds, Reading Hospital and Medical Center, Series 1999,
                  6.000%, 11/01/19 (Pre-refunded 11/01/09) - FSA Insured

       4,235   Delaware County Authority, Pennsylvania, Revenue Bonds,                8/16 at 100.00            AA        4,086,944
                  Villanova University, Series 2006, 5.000%, 8/01/24 - AMBAC
                  Insured

       5,780   Pennsylvania Higher Educational Facilities Authority, Revenue          5/15 at 100.00            AA        5,443,546
                  Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                  MBIA Insured

       4,585   Pennsylvania Public School Building Authority, Lease Revenue          12/16 at 100.00           AAA        3,644,754
                  Bonds, School District of Philadelphia, Series 2006B, 4.500%,
                  6/01/32 - FSA Insured (UB)

       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00            AA        1,003,013
                  2006A, 5.000%, 12/01/26 - AMBAC Insured

                                                                           -----
                                                                            59
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

               Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
               Ordinance, Fifth Series 2004A-1:
$      5,235      5.000%, 9/01/24 - FSA Insured (UB)                                  9/14 at 100.00           AAA    $   4,907,708
       3,000      5.000%, 9/01/25 - FSA Insured (UB)                                  9/14 at 100.00           AAA        2,795,940

       2,360   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,       12/08 at 101.00           AAA        2,411,637
                  Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

       3,785   Reading School District, Berks County, Pennsylvania, General           1/16 at 100.00           AAA        3,710,663
                  Obligation Bonds, Series 2005, 5.000%, 1/15/25 - FSA Insured
                  (UB)

       1,705   Solebury Township, Pennsylvania, General Obligation Bonds,             6/15 at 100.00           Aa3        1,664,660
                  Series 2005, 5.000%, 12/15/25 - AMBAC Insured

       3,650   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA        3,895,025
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/29 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      59,490   Total Pennsylvania                                                                                        59,166,769
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 0.5% (0.3% of Total Investments)

       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00            AA        2,258,050
                  Series 2005RR, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 0.4% (0.3% of Total Investments)

       1,955   Greenville County School District, South Carolina, Installment        12/16 at 100.00           AAA        1,814,533
                  Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 - FSA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 18.1% (10.9% of Total Investments)

               Brazos River Authority, Texas, Revenue Refunding Bonds, Houston
               Industries Inc., Series 1998C:
      10,000      5.125%, 5/01/19 - AMBAC Insured                                    11/08 at 102.00            AA        9,601,400
       9,000      5.125%, 11/01/20 - AMBAC Insured                                   11/08 at 102.00           Aaa        8,457,750

               Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
       3,475      5.000%, 7/15/22 - FSA Insured (UB)                                  7/14 at 100.00           AAA        3,393,616
       3,645      5.000%, 7/15/23 - FSA Insured (UB)                                  7/14 at 100.00           AAA        3,537,655

       4,645   Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Tender      10/17 at 100.00           AAA        2,571,054
                  Option Bond Trust 2845, 6.500%, 10/01/32 - AMBAC Insured (IF)

      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/09 at 100.00            A+        9,911,500
                  Refunding and Improvement Bonds, Series 2001A, 5.500%,
                  11/01/35 - FGIC Insured (Alternative Minimum Tax)

       5,000   Harris County Hospital District, Texas, Revenue Bonds, Series          2/17 at 100.00            AA        4,161,050
                  2007A, 5.250%, 2/15/42 - MBIA Insured

       4,485   Lower Colorado River Authority, Texas, Contract Revenue                5/12 at 100.00           AAA        4,484,910
                  Refunding Bonds, Transmission Services Corporation, Series
                  2003B, 5.000%, 5/15/21 - FSA Insured

      10,000   Lower Colorado River Authority, Texas, Contract Revenue                5/13 at 100.00            AA        9,093,200
                  Refunding Bonds, Transmission Services Corporation, Series
                  2003C, 5.000%, 5/15/33 - AMBAC Insured

       4,151   Panhandle Regional Housing Finance Corporation, Texas, GNMA            7/12 at 105.00           Aaa        3,994,341
                  Collateralized Multifamily Housing Mortgage Revenue Bonds,
                  Renaissance of Amarillo Apartments, Series 2001A, 6.650%,
                  7/20/42

               Tarrant County Health Facilities Development Corporation, Texas,
               Hospital Revenue Bonds, Cook Children's Healthcare System,
               Series 2000A:
       6,725      5.750%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured             12/10 at 101.00           AAA        7,239,866
       1,170      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured             12/10 at 101.00           AAA        1,259,575
       6,330      5.750%, 12/01/24 (Pre-refunded 12/01/10) - FSA Insured             12/10 at 101.00           AAA        6,814,625

       2,300   Texas State University System, Financing Revenue Refunding             3/12 at 100.00           AAA        2,329,601
                  Bonds, Series 2002, 5.000%, 3/15/18 -
------------------------------------------------------------------------------------------------------------------------------------
      83,426   Total Texas                                                                                               76,850,143
------------------------------------------------------------------------------------------------------------------------------------

               Utah - 2.5% (1.5% of Total Investments)

       8,600   Intermountain Power Agency, Utah, Power Supply Revenue Refunding       7/13 at 100.00           AAA        8,760,562
                  Bonds, Series 2003A, 5.000%, 7/01/18 - FSA Insured (UB)

-----
  60
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Utah (continued)

$      2,385   Mountain Regional Water Special Service District, Utah, Water         12/13 at 100.00            AA  $     1,998,916
                  Revenue Bonds, Series 2003, 5.000%, 12/15/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,985   Total Utah                                                                                                10,759,478
------------------------------------------------------------------------------------------------------------------------------------

               Vermont - 0.3% (0.2% of Total Investments)

       1,320   Vermont Educational and Health Buildings Financing Agency,            12/10 at 101.00            AA        1,259,504
                  Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A,
                  6.000%, 12/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Virginia - 3.5% (2.1% of Total Investments)

               Greater Richmond Convention Center Authority, Virginia, Hotel
               Tax Revenue Bonds, Series 2005:
       5,880      5.000%, 6/15/20 - MBIA Insured                                      6/15 at 100.00            AA        5,850,482
       5,000      5.000%, 6/15/22 - MBIA Insured                                      6/15 at 100.00            AA        4,893,400

               Loudoun County Industrial Development Authority, Virginia, Lease
               Revenue Bonds, Public Safety Facilities, Series 2003A:
       1,150      5.250%, 12/15/22 - FSA Insured                                      6/14 at 100.00           AAA        1,161,063
         500      5.250%, 12/15/23 - FSA Insured                                      6/14 at 100.00           AAA          503,595

       2,250   Virginia Housing Development Authority, Multifamily Housing            1/09 at 101.00           Aa1        2,251,328
                  Bonds, Series 1997B, 6.050%, 5/01/17 - MBIA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,780   Total Virginia                                                                                            14,659,868
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 7.4% (4.4% of Total Investments)

      10,000   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00            AA        8,214,000
                  Consolidated System Revenue Bonds, Series 2001B, 5.600%,
                  1/01/36 - MBIA Insured (Alternative Minimum Tax)

       1,370   Clark County School District 101, La Center, Washington, General      12/12 at 100.00           Aaa        1,349,532
                  Obligation Bonds, Series 2002, 5.000%, 12/01/22 - FSA Insured

       5,230   Douglas County Public Utility District 1, Washington, Revenue          9/09 at 102.00            AA        4,773,630
                  Bonds, Wells Hydroelectric, Series 1999A, 6.125%, 9/01/29 -
                  MBIA Insured (Alternative Minimum Tax)

       1,545   Tacoma, Washington, General Obligation Bonds, Series 2004,            12/14 at 100.00            AA        1,564,730
                  5.000%, 12/01/19 - MBIA Insured

       3,950   Washington State Healthcare Facilities Authority, Revenue Bonds,      11/08 at 101.00           Aa3        3,280,633
                  Swedish Health Services, Series 1998, 5.125%, 11/15/22 -
                  AMBAC Insured

       6,200   Washington State, General Obligation Purpose Bonds, Series             7/12 at 100.00           AA+        6,249,104
                  2003A, 5.000%, 7/01/20 - FGIC Insured

      10,855   Washington, General Obligation Bonds, Series 2000S-5, 0.000%,            No Opt. Call           AA+        5,980,671
                  1/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      39,150   Total Washington                                                                                          31,412,300
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 1.9% (1.1% of Total Investments)

       8,000   Pleasants County, West Virginia, Pollution Control Revenue            11/08 at 100.00           AAA        8,020,880
                  Bonds, Monongahela Power Company Pleasants Station Project,
                  Series 1995C, 6.150%, 5/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 6.6% (3.9% of Total Investments)

       7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds,         No Opt. Call           Aaa        6,525,750
                  Northern States Power Company Project, Series 1996, 6.000%,
                  11/01/21 - MBIA Insured (Alternative Minimum Tax)

      12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds, Series            12/10 at 100.00            A1       11,163,645
                  2000A, 5.750%, 12/01/25 - FGIC Insured (Alternative
                  Minimum Tax)

       6,250   Wisconsin Health and Educational Facilities Authority, Revenue         2/09 at 100.00            AA        6,214,563
                  Bonds, Sinai Samaritan Medical Center Inc., Series 1996,
                  5.750%, 8/15/16 - MBIA Insured

       4,225   Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%,       5/16 at 100.00            AA        4,002,689
                  5/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      30,225   Total Wisconsin                                                                                           27,906,647
------------------------------------------------------------------------------------------------------------------------------------
$    856,881   Total Long-Term Investments (cost $752,113,187) - 163.3%                                                 694,799,483
============------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            61
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal
Amount (000)   Description (1)                                                                         Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 3.0% (1.8% of Total Investments)

$      2,000   Dormitory Authority of the State of New York, State Personal                                    A-2    $   2,000,000
                  Income Tax Revenue Bonds, Series 2005C, Variable Rate Demand
                  Obligations, 10.500%, 3/15/32 - AMBAC Insured (6)

       6,855   New Jersey State Transportation Trust Fund Authority, Revenue                                VMIG-1        6,855,000
                  Bonds, Variable Rate Demand Obligations, Series 2006C, ROCS
                  684Z, 2.720%, 12/15/36 - AMBAC Insured (6)

       4,120   Phoenix Civic Improvement Corporation, Arizona, Junior Lien                                  VMIG-1        4,120,000
                  Water System Revenue Bonds, Variable Rate Demand
                  Obligations, Series 2005, ROCS 674, 2.020%, 7/01/27 - MBIA
                  Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$     12,975   Total Short-Term Investments (cost $12,975,000)                                                           12,975,000
============------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $765,088,187) - 166.3%                                                           707,774,483
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (18.0)%                                                                      (76,590,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.2%                                                                      13,372,186
               ---------------------------------------------------------------------------------------------------------------------
               Variable Rate Demand Preferred Shares, at Liquidation Value -                                           (219,000,000)
                  (51.5)% (7)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 425,556,669
               =====================================================================================================================

            At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

      (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

      (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

      (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

            The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

      (4) Portion of investment has been pledged as collateral for Recourse Trusts.

      (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

      (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

      (7) Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 30.9%.

      N/R   Not rated.

    (ETM)   Escrowed to maturity.

     (IF)   Inverse floating rate investment.

     (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  62
-----

NVG | Nuveen Insured Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS

                                                                October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Municipal Bonds - 158.3% (98.6% of Total Investments)

              Alabama - 4.8% (3.0% of Total Investments)

$      5,310  Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002,     5/12 at 101.00           AA     $    5,036,854
                 5.300%, 5/01/32 - MBIA Insured

       3,045  Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%,        3/12 at 101.00           AA          3,061,260
                 3/01/20 - MBIA Insured

      10,000  Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00          AAA         10,189,800
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,355  Total Alabama                                                                                              18,287,914
------------------------------------------------------------------------------------------------------------------------------------

              Alaska - 4.2% (2.6% of Total Investments)

      15,000  Alaska, International Airport System Revenue Bonds, Series 2002B,     10/12 at 100.00           AA(4)      16,154,549
                 5.250%, 10/01/27 (Pre-refunded 10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

              Arizona - 2.1% (1.3% of Total Investments)

       5,000  Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport   7/12 at 100.00           AA          3,913,350
                 Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

       6,000  Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call           AA          4,008,000
                 Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      11,000  Total Arizona                                                                                               7,921,350
------------------------------------------------------------------------------------------------------------------------------------

              California - 13.1% (8.2% of Total Investments)

       2,000  Alameda Corridor Transportation Authority, California, Subordinate       No Opt. Call           AA          1,000,820
                 Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 - AMBAC
                 Insured

              California Educational Facilities Authority, Revenue Bonds,
              Occidental College, Series 2005A:
       1,485     5.000%, 10/01/26 - MBIA Insured                                    10/15 at 100.00          Aa3          1,412,369
       1,565     5.000%, 10/01/27 - MBIA Insured                                    10/15 at 100.00          Aa3          1,477,141

              California, General Obligation Bonds, Series 2000:
         375     5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured               9/10 at 100.00           AA(4)         393,705
         190     5.250%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured               9/10 at 100.00           AA(4)         200,389

      10,000  California, General Obligation Refunding Bonds, Series 2002, 5.000%,   2/12 at 100.00           AA          9,789,800
                 2/01/23 - MBIA Insured

       8,890  California, General Obligation Veterans Welfare Bonds, Series 1997BH, 12/08 at 101.00          AA-          8,922,271
                 5.400%, 12/01/14 (Alternative Minimum Tax)

       3,000  California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 12/08 at 100.00           AA          2,684,070
                 5.375%, 12/01/24 - MBIA Insured (Alternative Minimum Tax)

       2,425  Fullerton Public Financing Authority, California, Tax Allocation       9/15 at 100.00           AA          2,188,829
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

              Golden State Tobacco Securitization Corporation, California,
              Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
         365     5.125%, 6/01/47                                                     6/17 at 100.00          BBB            215,533
       1,000     5.750%, 6/01/47                                                     6/17 at 100.00          BBB            658,280

       4,670  Golden State Tobacco Securitization Corporation, California, Tobacco   6/15 at 100.00            A            207,441
                 Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2448,
                 0.891%, 6/01/35 - FGIC Insured (IF)

       1,990  Kern Community College District, California, General Obligation          No Opt. Call          AAA            731,683
                 Bonds, Series 2006, 0.000%, 11/01/25 - FSA Insured

                                                                           -----
                                                                            63
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              California (continued)

 $     7,935  Los Angeles, California, Certificates of Participation, Series 2002,   4/12 at 100.00           AA     $    7,612,125
                 5.300%, 4/01/32 - AMBAC Insured

       2,220  Northern California Power Agency, Revenue Refunding Bonds,             7/10 at 100.00          AAA          2,093,060
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 - MBIA
                 Insured

       2,320  Sacramento Municipal Utility District, California, Electric Revenue    8/11 at 100.00          AAA          2,360,043
                 Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured (5)

              San Francisco Unified School District, California, General
              Obligation Bonds, Series 2007A:
       1,000     3.000%, 6/15/25 - FSA Insured                                       6/17 at 100.00          AAA            678,700
       1,180     3.000%, 6/15/26 - FSA Insured                                       6/17 at 100.00          AAA            808,229

       6,720  San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00           AA          5,121,110
                 Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 -
                 MBIA Insured

       1,690  Ventura County Community College District, California, General         8/15 at 100.00           AA          1,583,040
                 Obligation Bonds, Series 2005B, 5.000%, 8/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      61,020  Total California                                                                                           50,138,638
------------------------------------------------------------------------------------------------------------------------------------

              Colorado - 5.9% (3.7% of Total Investments)

      17,300  Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte     8/15 at 100.00           AA         16,500,220
                 Valley Medical Center, Series 2005, 5.000%, 8/01/24 - MBIA
                 Insured

         750  Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00          BBB            604,523
                 Series 2006, 5.250%, 10/01/32 - SYNCORA GTY Insured

      17,000  E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call           AA          5,461,930
                 Series 2000B, 0.000%, 9/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      35,050  Total Colorado                                                                                             22,566,673
------------------------------------------------------------------------------------------------------------------------------------

              District of Columbia - 1.4% (0.9% of Total Investments)

       6,805  District of Columbia, Revenue Bonds, Georgetown University, Series     4/17 at 100.00           AA          5,012,223
                 2007A, 4.500%, 4/01/42 - AMBAC Insured

         935  Washington Convention Center Authority, District of Columbia, Senior  10/16 at 100.00           AA            439,553
                 Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606,
                 1.947%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       7,740  Total District of Columbia                                                                                  5,451,776
------------------------------------------------------------------------------------------------------------------------------------

              Florida - 12.1% (7.5% of Total Investments)

              Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
       2,305     5.250%, 12/01/17 - MBIA Insured                                    12/13 at 100.00           AA          2,326,068
       1,480     5.250%, 12/01/18 - MBIA Insured                                    12/13 at 100.00           AA          1,481,036

      11,600  Greater Orlando Aviation Authority, Florida, Airport Facilities       10/12 at 100.00          AAA         10,032,028
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

       8,155  Lee County, Florida, Solid Waste System Revenue Refunding Bonds,      10/11 at 100.00           A2          8,214,368
                 Series 2001, 5.625%, 10/01/13 - MBIA Insured (Alternative Minimum
                 Tax)

              Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
              International Airport, Series 2002:
       7,165     5.625%, 10/01/15 - FGIC Insured (Alternative Minimum Tax)          10/12 at 100.00           A2          6,951,340
       5,600     5.750%, 10/01/16 - FGIC Insured (Alternative Minimum Tax)          10/12 at 100.00           A2          5,416,712
      10,000     5.125%, 10/01/21 - FGIC Insured (Alternative Minimum Tax)          10/12 at 100.00           A2          8,532,400
       2,000     5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)          10/12 at 100.00           A2          1,706,080

       1,000  South Miami Health Facilities Authority, Florida, Hospital Revenue,    8/17 at 100.00          AA-            786,750
                 Baptist Health System Obligation Group, Series 2007, 5.000%,
                 8/15/42 (UB)

       1,000  Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,       10/15 at 100.00           AA            949,170
                 5.000%, 10/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      50,305  Total Florida                                                                                              46,395,952
------------------------------------------------------------------------------------------------------------------------------------

              Georgia - 2.3% (1.4% of Total Investments)

       6,925  Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed   12/15 at 100.00           AA          6,426,677
                 Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 -
                 MBIA Insured

-----
  64
-----

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Georgia (continued)

$      1,000  Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004,    11/14 at 100.00          AAA     $      977,660
                 5.000%, 11/01/22 - FSA Insured

       1,695  Georgia Housing and Finance Authority, Single Family Mortgage Bonds,  12/11 at 100.00          AAA          1,401,680
                 Series 2002B-2, 5.500%, 6/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       9,620  Total Georgia                                                                                               8,806,017
------------------------------------------------------------------------------------------------------------------------------------

              Idaho - 1.1% (0.7% of Total Investments)

              Idaho Housing and Finance Association, Grant and Revenue
              Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
       3,000     5.000%, 7/15/23 - MBIA Insured                                      7/16 at 100.00          Aa3          3,020,760
       1,130     5.000%, 7/15/24 - MBIA Insured                                      7/16 at 100.00          Aa3          1,133,503
------------------------------------------------------------------------------------------------------------------------------------
       4,130  Total Idaho                                                                                                 4,154,263
------------------------------------------------------------------------------------------------------------------------------------

              Illinois - 12.1% (7.5% of Total Investments)

      10,000  Bolingbrook, Illinois, General Obligation Bonds, Series 2002A,         1/12 at 100.00           A2(4)      10,713,500
                 5.375%, 1/01/38 (Pre-refunded 1/01/12) - FGIC Insured

       1,305  Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.500%,     1/11 at 101.00           AA          1,251,887
                 1/01/38 - MBIA Insured

              Chicago, Illinois, General Obligation Bonds, Series 2001A:
          50     5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured               1/11 at 101.00           AA(4)          53,435
       3,645     5.500%, 1/01/38 (Pre-refunded 1/01/11) - MBIA Insured               1/11 at 101.00           AA(4)       3,889,835

              Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
              Bonds, O'Hare International Airport, Series 2001C:
       4,250     5.500%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00           AA          4,086,673
       4,485     5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00           AA          4,260,974
       4,730     5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00           AA          4,431,537
       2,930     5.500%, 1/01/19 - AMBAC Insured (Alternative Minimum Tax)           1/11 at 101.00           AA          2,708,023

       3,600  Chicago, Illinois, Third Lien General Airport Revenue Bonds, O'Hare    1/16 at 100.00           AA          3,419,172
                 International Airport, Series 2005A, 5.250%, 1/01/24 - MBIA
                 Insured

       3,000  Chicago, Illinois, Third Lien General Airport Revenue Refunding        1/12 at 100.00           AA          2,891,910
                 Bonds, O'Hare International Airport, Series 2002A, 5.750%,
                 1/01/17 - MBIA Insured (Alternative Minimum Tax)

       4,000  Cicero, Cook County, Illinois, General Obligation Corporate Purpose   12/12 at 101.00           AA          3,877,720
                 Bonds, Series 2002, 5.000%, 12/01/21 - MBIA Insured

         480  DuPage County Community School District 200, Wheaton, Illinois,       10/13 at 100.00          Aaa            485,150
                 General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 - FSA
                 Insured

              DuPage County Community School District 200, Wheaton, Illinois,
              General Obligation Bonds, Series 2003C:
         770     5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured             10/13 at 100.00          Aaa            839,616
         250     5.250%, 10/01/22 (Pre-refunded 10/01/13) - FSA Insured             10/13 at 100.00          Aaa            272,603

       3,500  Illinois Municipal Electric Agency, Power Supply System Revenue        2/17 at 100.00           A+          2,978,640
                 Bonds, Series 2007A, 5.000%, 2/01/35 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      46,995  Total Illinois                                                                                             46,160,675
------------------------------------------------------------------------------------------------------------------------------------

              Indiana - 18.0% (11.2% of Total Investments)

       3,380  Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series    7/13 at 100.00           AA          3,295,230
                 2003A, 5.000%, 7/01/20 - AMBAC Insured

              Indiana Bond Bank, Special Program Bonds, Hendricks County
              Redevelopment District, Series 2002D:
       2,500     5.375%, 4/01/23 (Pre-refunded 4/01/12) - AMBAC Insured              4/12 at 100.00           AA(4)       2,686,750
       7,075     5.250%, 4/01/26 (Pre-refunded 4/01/12) - AMBAC Insured              4/12 at 100.00           AA(4)       7,575,061
       7,000     5.250%, 4/01/30 (Pre-refunded 4/01/12) - AMBAC Insured              4/12 at 100.00           AA(4)       7,494,760

      10,000  Indiana Health Facility Financing Authority, Hospital Revenue Bonds,   7/12 at 100.00           AA          8,766,400
                 Marion General Hospital, Series 2002, 5.250%, 7/01/32 - AMBAC
                 Insured

       3,200  Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00           AA          2,614,368
                 2007A, 5.000%, 1/01/42 - MBIA Insured

                                                                           -----
                                                                            65
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Indiana (continued)

$     25,000  Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks   7/12 at 100.00          AAA     $   26,861,745
                 Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) -
                 MBIA Insured

              Northern Wells Community School Building Corporation, Wells County,
                 Indiana, First Mortgage Bonds, Series 2001:
         420     5.250%, 1/15/19 (Pre-refunded 7/15/12) - FGIC Insured               7/12 at 100.00          AA+(4)         452,004
         430     5.250%, 7/15/19 (Pre-refunded 7/15/12) - FGIC Insured               7/12 at 100.00          AA+(4)         462,766
       1,675     5.400%, 7/15/23 (Pre-refunded 7/15/12) - FGIC Insured               7/12 at 100.00          AA+(4)       1,811,362

       6,960  Valparaiso Middle School Building Corporation, Indiana, First          1/13 at 100.00          AA+          6,847,944
                 Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 - MBIA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      67,640  Total Indiana                                                                                              68,868,390
------------------------------------------------------------------------------------------------------------------------------------

              Louisiana - 4.8% (3.0% of Total Investments)

      10,000  Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of   7/17 at 100.00         Baa2          6,933,900
                 New Orleans, Series 2007, 4.500%, 7/01/37 - CIFG Insured

       1,500  Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge      7/14 at 100.00           AA          1,406,910
                 General Hospital, Series 2004, 5.250%, 7/01/24 - MBIA Insured

              Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
         770     4.750%, 5/01/39 - FSA Insured (UB)                                  5/16 at 100.00          AAA            625,063
       8,270     4.500%, 5/01/41 - FGIC Insured (UB)                                 5/16 at 100.00           AA          6,340,527

           3  Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals    5/16 at 100.00           AA                223
                 660-3, 10.838%, 5/01/41 - FGIC Insured (IF)

       3,085  New Orleans, Louisiana, General Obligation Refunding Bonds, Series     9/12 at 100.00           AA          2,925,629
                 2002, 5.125%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,628  Total Louisiana                                                                                            18,232,252
------------------------------------------------------------------------------------------------------------------------------------

              Massachusetts - 0.6% (0.3% of Total Investments)

       2,775  Massachusetts Water Resources Authority, General Revenue Bonds,        2/17 at 100.00          AAA          2,140,829
                 4.500%, 8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

              Michigan - 0.3% (0.2% of Total Investments)

       1,500  Michigan State Hospital Finance Authority, Revenue Bonds, Trinity     12/16 at 100.00          Aa2          1,285,425
                 Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)
------------------------------------------------------------------------------------------------------------------------------------

              Missouri - 0.4% (0.3% of Total Investments)

       1,600  St. Louis County Pattonville School District R3, Missouri, General     3/14 at 100.00          AAA          1,641,744
                 Obligation Bonds, Series 2004, 5.250%, 3/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

              Nebraska - 2.1% (1.3% of Total Investments)

       6,360  Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005,         9/15 at 100.00           AA          5,860,804
                 5.000%, 9/01/32

              Municipal Energy Agency of Nebraska, Power Supply System Revenue
                 Bonds, Series 2003A:
       1,000     5.250%, 4/01/20 - FSA Insured                                       4/13 at 100.00          AAA          1,008,570
       1,000     5.250%, 4/01/21 - FSA Insured                                       4/13 at 100.00          AAA          1,000,730
------------------------------------------------------------------------------------------------------------------------------------
       8,360  Total Nebraska                                                                                              7,870,104
------------------------------------------------------------------------------------------------------------------------------------

              Nevada - 2.4% (1.5% of Total Investments)

       8,750  Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Series   7/11 at 100.00          AAA          9,309,563
                 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

              New Jersey - 0.6% (0.3% of Total Investments)

       2,150  New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-          2,175,069
                 System Bonds, Series 2006A, 5.250%, 12/15/20
------------------------------------------------------------------------------------------------------------------------------------

-----
  66
-----

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              New York - 5.0% (3.1% of Total Investments)

$      1,120  Dormitory Authority of the State of New York, FHA-Insured Mortgage     2/15 at 100.00           AA     $    1,007,216
                 Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 -
                 FGIC Insured

       3,660  Dormitory Authority of the State of New York, Revenue Bonds, Mental    2/15 at 100.00           AA          3,547,089
                 Health Services Facilities Improvements, Series 2005B, 5.000%,
                 2/15/23 - AMBAC Insured

       3,130  Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00           AA          2,227,527
                 Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

       2,400  Long Island Power Authority, New York, Electric System Revenue        11/16 at 100.00           AA          1,784,184
                 Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

       1,500  Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00           AA          1,326,240
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 - AMBAC Insured

      10,000  Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00          AAA          9,233,600
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 - FSA
                 Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,810  Total New York                                                                                             19,125,856
------------------------------------------------------------------------------------------------------------------------------------

              North Carolina - 0.6% (0.3% of Total Investments)

       2,125  North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue  10/13 at 100.00          AAA          2,077,145
                 Bonds, Betsy Johnson Regional Hospital Project, Series 2003,
                 5.375%, 10/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

              Ohio - 0.5% (0.3% of Total Investments)

              Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
              Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
          70     5.125%, 6/01/24                                                     6/17 at 100.00          BBB             54,866
         710     5.875%, 6/01/30                                                     6/17 at 100.00          BBB            497,717
         685     5.750%, 6/01/34                                                     6/17 at 100.00          BBB            456,210
       1,570     5.875%, 6/01/47                                                     6/17 at 100.00          BBB            982,208
------------------------------------------------------------------------------------------------------------------------------------
       3,035  Total Ohio                                                                                                  1,991,001
------------------------------------------------------------------------------------------------------------------------------------

              Oklahoma - 0.4% (0.3% of Total Investments)

       2,000  Oklahoma Development Finance Authority, Revenue Bonds, Saint John      2/17 at 100.00          AA-          1,653,940
                 Health System, Series 2007, 5.000%, 2/15/37
------------------------------------------------------------------------------------------------------------------------------------

              Oregon - 1.5% (1.0% of Total Investments)

              Oregon, General Obligation Veterans Welfare Bonds, Series 82:
       4,530     5.375%, 12/01/31                                                   12/11 at 100.00           AA          4,074,191
       2,115     5.500%, 12/01/42                                                   12/11 at 100.00           AA          1,862,744
------------------------------------------------------------------------------------------------------------------------------------
       6,645  Total Oregon                                                                                                5,936,935
------------------------------------------------------------------------------------------------------------------------------------

              Pennsylvania - 3.6% (2.3% of Total Investments)

       4,500  Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds,         No Opt. Call           AA          4,539,330
                 Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 -
                 MBIA Insured (Alternative Minimum Tax)

       4,130  Pennsylvania Public School Building Authority, Lease Revenue Bonds,   12/16 at 100.00          AAA          3,283,061
                 School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 -
                 FSA Insured (UB)

       1,050  Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AA          1,003,013
                 2006A, 5.000%, 12/01/26 - AMBAC Insured

       2,000  Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds,  11/13 at 100.00          AAA          2,037,120
                 Series 2003B, 5.250%, 11/15/18 - FSA Insured

       2,000  Reading School District, Berks County, Pennsylvania, General           1/16 at 100.00          AAA          2,037,160
                 Obligation Bonds, Series 2005, 5.000%, 1/15/19 - FSA Insured (UB)

       1,000  State Public School Building Authority, Pennsylvania, Lease Revenue    6/13 at 100.00          AAA          1,067,130
                 Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23
                 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,680  Total Pennsylvania                                                                                         13,966,814
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            67
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Puerto Rico - 0.4% (0.3% of Total Investments)

$      1,225  Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 -    No Opt. Call         BBB-     $    1,132,500
                 CIFG Insured

       5,000  Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call           A+            506,250
                 Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,225  Total Puerto Rico                                                                                           1,638,750
------------------------------------------------------------------------------------------------------------------------------------

              South Carolina - 1.6% (1.0% of Total Investments)

       1,950  Greenville County School District, South Carolina, Installment        12/16 at 100.00          AAA          1,809,893
                 Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 - FSA
                 Insured

              Greenville, South Carolina, Tax Increment Revenue Improvement Bonds,
              Series 2003:
       1,000     5.500%, 4/01/17 - MBIA Insured                                      4/13 at 100.00           AA          1,036,410
       2,300     5.000%, 4/01/21 - MBIA Insured                                      4/13 at 100.00           AA          2,245,881

       1,000  Scago Educational Facilities Corporation, South Carolina,             10/15 at 100.00          AAA          1,003,610
                 Installment Purchase Revenue Bonds, Spartanburg County School
                 District 5, Series 2005, 5.000%, 4/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,250  Total South Carolina                                                                                        6,095,794
------------------------------------------------------------------------------------------------------------------------------------

              Tennessee - 11.2% (6.9% of Total Investments)

              Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
       1,495     5.000%, 10/01/19 - FSA Insured                                     10/14 at 100.00          AAA          1,518,651
       1,455     5.000%, 10/01/20 - FSA Insured                                     10/14 at 100.00          AAA          1,465,301
       1,955     5.000%, 10/01/21 - FSA Insured                                     10/14 at 100.00          AAA          1,954,922

      10,000  Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds,     11/12 at 100.00           AA(4)      10,747,700
                 Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded
                 11/01/12) - AMBAC Insured

      10,000  Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds,     11/12 at 100.00           AA(4)      10,747,700
                 Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded
                 11/01/12) - AMBAC Insured

      15,195  Tennessee State School Bond Authority, Higher Educational Facilities   5/12 at 100.00          AAA         16,262,904
                 Second Program Bonds, Series 2002A, 5.250%, 5/01/32 (Pre-refunded
                 5/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      40,100  Total Tennessee                                                                                            42,697,178
------------------------------------------------------------------------------------------------------------------------------------

              Texas - 24.8% (15.5% of Total Investments)

       3,500  Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00           A+          3,504,760
                 Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 -
                 FGIC Insured (Alternative Minimum Tax)

      10,000  Gainesville Hospital District, Texas, Limited Tax General Obligation   8/11 at 100.00           A2(4)      10,622,400
                 Bonds, Series 2002, 5.375%, 8/15/32 (Pre-refunded 8/15/11) - MBIA
                 Insured

       1,210  Galveston, Texas, General Obligation Bonds, Series 2001, 5.250%,       5/11 at 100.00          AAA          1,212,807
                 5/01/21 - AMBAC Insured

              Harris County Health Facilities Development Corporation, Texas,
              Thermal Utility Revenue Bonds, TECO Project, Series 2003:
       2,240     5.000%, 11/15/16 - MBIA Insured                                    11/13 at 100.00           AA          2,261,795
       2,355     5.000%, 11/15/17 - MBIA Insured                                    11/13 at 100.00           AA          2,365,974

      13,000  Houston Area Water Corporation, Texas, Contract Revenue Bonds,         3/12 at 100.00          N/R(4)      13,850,459
                 Northeast Water Purification Plant, Series 2002, 5.125%, 3/01/32
                 (Pre-refunded 3/01/12) - FGIC Insured

       1,000  Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00           AA            931,550
                 Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       4,345  San Antonio, Texas, Water System Senior Lien Revenue Refunding Bonds,  5/12 at 100.00          AAA          4,593,100
                 Series 2002, 5.500%, 5/15/17 - FSA Insured

       5,510  Texas Department of Housing and Community Affairs, Residential         7/11 at 100.00          AAA          5,240,396
                 Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33
                 (Alternative Minimum Tax)

       8,350  Texas Department of Housing and Community Affairs, Single Family       3/12 at 100.00          AAA          6,873,637
                 Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 - MBIA Insured
                 (Alternative Minimum Tax)

              Texas Public Finance Authority, Revenue Bonds, Texas Southern
              University Financing System, Series 2002:
       3,520     5.125%, 11/01/20 - MBIA Insured                                     5/12 at 100.00           A2          3,077,008
       3,520     5.125%, 11/01/21 - MBIA Insured                                     5/12 at 100.00           A2          3,025,194

-----
  68
-----

   Principal                                                                         Optional Call
Amount (000)  Description (1)                                                        Provisions (2)  Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Texas (continued)

              Texas Student Housing Authority, Revenue Bonds, Austin Project,
              Senior Series 2001A:
$      9,400     5.375%, 1/01/23 - MBIA Insured                                      1/12 at 102.00           A2     $    7,230,480
      11,665     5.500%, 1/01/33 - MBIA Insured                                      1/12 at 102.00           A2          8,251,938

       5,000  Texas Water Development Board, Senior Lien State Revolving Fund        1/10 at 100.00          AAA          5,118,550
                 Revenue Bonds, Series 1999B, 5.250%, 7/15/17

       9,145  Texas, General Obligation Bonds, Veterans Housing Assistance Program   6/12 at 100.00          Aa1          8,336,216
                 Fund II, Series 2002A-1, 5.250%, 12/01/22 (Alternative Minimum
                 Tax)

              Williamson County, Texas, General Obligation Bonds, Series 2002:
       3,000     5.250%, 2/15/22 (Pre-refunded 2/15/12) - FSA Insured                2/12 at 100.00          AAA          3,205,890
       5,000     5.250%, 2/15/25 (Pre-refunded 2/15/12) - FSA Insured                2/12 at 100.00          AAA          5,343,150
------------------------------------------------------------------------------------------------------------------------------------
     101,760  Total Texas                                                                                                95,045,304
------------------------------------------------------------------------------------------------------------------------------------

              Utah - 1.6% (1.0% of Total Investments)

       7,290  Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust    6/18 at 100.00          AAA          6,279,679
                 1193, 7.752%, 6/15/36 - FSA Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

              Washington - 15.4% (9.6% of Total Investments)

       5,385  Energy Northwest, Washington Public Power, Nine Canyon Wind Project    7/16 at 100.00           AA          4,334,225
                 Revenue Bonds, Series 2006A, 4.500%, 7/01/30 - AMBAC Insured

       6,600  Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00          AAA          6,713,586
                 Columbia Generating Station - Nuclear Project 2, Series 2002B,
                 5.350%, 7/01/18 - FSA Insured

       7,675  Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00          Aaa          8,056,908
                 Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 - MBIA Insured

       2,500  Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D,   11/12 at 100.00           AA          2,441,450
                 5.750%, 11/01/15 - FGIC Insured (Alternative Minimum Tax)

       2,200  Snohomish County School District 2, Everett, Washington, General      12/13 at 100.00          AAA          2,263,096
                 Obligation Bonds, Series 2003B, 5.000%, 6/01/17 - FSA Insured

       3,255  Thurston and Pierce Counties School District, Washington, General      6/13 at 100.00          Aaa          3,401,833
                 Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%,
                 12/01/16 - FSA Insured

      10,000  University of Washington, General Revenue Bonds, Refunding Series      6/17 at 100.00          AA+          8,940,400
                 2007, 5.000%, 6/01/37 - AMBAC Insured

              Washington State Economic Development Finance Authority, Wastewater
              Revenue Bonds, LOTT Project, Series 2002:
       2,000     5.500%, 6/01/17 - AMBAC Insured                                     6/12 at 100.00          Aa3          2,069,700
       4,325     5.125%, 6/01/22 - AMBAC Insured                                     6/12 at 100.00          Aa3          4,252,167

      15,000  Washington State Healthcare Facilities Authority, Revenue Bonds,       8/13 at 102.00           AA         11,403,150
                 Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 - AMBAC
                 Insured

       5,170  Whitman County School District 267, Pullman, Washington, General       6/12 at 100.00          Aaa          5,193,317
                 Obligation Bonds, Series 2002, 5.000%, 12/01/20 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      64,110  Total Washington                                                                                           59,069,832
------------------------------------------------------------------------------------------------------------------------------------

              Wisconsin - 3.4% (2.1% of Total Investments)

      11,950  Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1,      7/12 at 100.00          AA+(4)      12,801,438
                 5.125%, 7/01/18 (Pre-refunded 7/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$    663,598  Total Municipal Bonds (cost $641,787,614)                                                                 605,940,849
============------------------------------------------------------------------------------------------------------------------------

      Shares  Description (1)                                                                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
              Investment Companies - 0.3% (0.2% of Total Investments)

      21,650  BlackRock MuniHoldings Fund Inc.                                                                              232,305
      13,600  BlackRock MuniEnhanced Fund Inc.                                                                               99,280
       7,920  Dreyfus Strategic Municipal Fund                                                                               48,312
       7,600  Morgan Stanley Dean Witter Insured Municipal Income Trust                                                      81,776

                                                                           -----
                                                                            69
                                                                           -----

      Portfolio of INVESTMENTS October 31, 2008

      Shares  Description (1)                                                                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
              Investment Companies (continued)

       9,668  Morgan Stanley Quality Municipal Income Trust                                                          $       89,139

      26,280  PIMCO Municipal Income Fund II                                                                                243,616

       9,500  Van Kampen Advantage Municipal Income Fund II                                                                  79,800

      28,680  Van Kampen Investment Grade Municipal Trust                                                                   289,955

       6,240  Van Kampen Municipal Trust                                                                                     63,337
------------------------------------------------------------------------------------------------------------------------------------
              Total Investment Companies (cost $1,690,861)                                                                1,227,520
              ----------------------------------------------------------------------------------------------------------------------
              Total Long-Term Investments (cost $643,478,475) - 158.6%                                                  607,168,369
              ----------------------------------------------------------------------------------------------------------------------

   Principal
Amount (000)  Description (1)                                                                        Ratings (3)              Value
------------------------------------------------------------------------------------------------------------------------------------
              Short-Term Investments - 1.8% (1.2% of Total Investments)

       2,075  New Jersey Housing and Mortgage Finance Agency, Capital Fund Program Revenue Bonds,         VMIG-1          2,075,000
                 Tender Option Bond, Trust 2008-3034X, Variable Rate Demand Obligations, 2.720%,
                 5/01/27 - FSA Insured (6)

       5,000  Sacramento Municipal Utility District, California, Electric Revenue Bonds, Refunding          A-1+          5,000,000
                 Series 2008 Trust 3301, Variable Rate Demand Obligations, 2.720%, 8/15/26 - FSA
                 Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$      7,075  Total Short-Term Investments (cost $7,075,000)                                                              7,075,000
============------------------------------------------------------------------------------------------------------------------------
              Total Investments (cost $650,553,475) - 160.4%                                                            614,243,369
              ----------------------------------------------------------------------------------------------------------------------
              Floating Rate Obligations - (4.5)%                                                                        (17,343,334)
              ----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 3.4%                                                                       13,110,160
              ----------------------------------------------------------------------------------------------------------------------
              Auction Rate Preferred Shares, at Liquidation Value - (59.3)% (7)                                        (226,975,000)
              ----------------------------------------------------------------------------------------------------------------------
              Net Assets Applicable to Common Shares - 100%                                                          $  383,035,195
              ======================================================================================================================

Forward Swaps outstanding at October 31, 2008:

                                      Fund                                       Fixed Rate                              Unrealized
                   Notional    Pay/Receive      Floating Rate    Fixed Rate         Payment  Effective  Termination    Appreciation
Counterparty         Amount  Floating Rate              Index  (Annualized)       Frequency   Date (8)         Date  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs   $25,250,000            Pay  3-Month USD-LIBOR         5.052%  Semi-Annually    7/29/09      7/29/24  $    1,124,391
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5)  Portion of investment has been pledged as collateral for Recourse Trusts.

 (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

 (7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.0%.

 (8) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  70
-----

NEA | Nuveen Insured Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS
                                                                October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 9.5% (6.0% of Total Investments)

$      1,000   Alabama Special Care Facilities Financing Authority, Revenue          11/16 at 100.00           Aa1    $     826,500
                  Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)

       5,655   Colbert County-Northwest Health Care Authority, Alabama, Revenue       6/13 at 101.00          Baa3        4,670,973
                  Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27

       3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series        5/12 at 102.00            AA(4)     3,343,815
                  1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) - MBIA Insured

       6,280   Jefferson County, Alabama, Sewer Revenue Capital Improvement           8/12 at 100.00           AAA        6,707,794
                  Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) -
                  FGIC Insured

       1,750   Montgomery, Alabama, General Obligation Warrants, Series 2003,         5/12 at 101.00            AA        1,750,000
                  5.000%, 5/01/21 - AMBAC Insured

       4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%,       7/13 at 100.00           Aa3        4,412,565
                  7/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,285   Total Alabama                                                                                             21,711,647
------------------------------------------------------------------------------------------------------------------------------------

               Arizona - 5.5% (3.5% of Total Investments)

      10,000   Maricopa County Pollution Control Corporation, Arizona, Revenue       11/12 at 100.00            AA        8,305,200
                  Bonds, Arizona Public Service Company - Palo Verde Project,
                  Series 2002A, 5.050%, 5/01/29 - AMBAC Insured

       6,545   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call            AA        4,372,060
                  Series 2005B, 0.000%, 7/01/37 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,545   Total Arizona                                                                                             12,677,260
------------------------------------------------------------------------------------------------------------------------------------

               California - 24.5% (15.4% of Total Investments)

      26,300   California State Public Works Board, Lease Revenue Bonds,             12/12 at 100.00            AA       23,721,021
                  Department of General Services, Capital East End Project,
                  Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

         250   California State, General Obligation Bonds, Series 2002, 5.250%,       4/12 at 100.00            A1          236,765
                  4/01/30 - SYNCORA GTY Insured

           5   California State, General Obligation Bonds, Series 2004, 5.000%,       4/14 at 100.00            AA            4,625
                  4/01/31 - AMBAC Insured

       7,495   California State, General Obligation Bonds, Series 2004, 5.000%,       4/14 at 100.00           AAA        8,120,158
                  4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

       2,910   Cathedral City Public Financing Authority, California, Tax             8/12 at 102.00            AA        2,730,511
                  Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%,
                  8/01/26 - MBIA Insured

         250   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00           BBB          147,625
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.125%, 6/01/47

       2,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00             A           88,840
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  Trust 2448, 0.891%, 6/01/35 - FGIC Insured (IF)

       2,500   Irvine Public Facilities and Infrastructure Authority,                 9/13 at 100.00            AA        2,297,950
                  California, Assessment Revenue Bonds,
                  Series 2003C, 5.000%, 9/02/23 - AMBAC Insured

       4,000   Montara Sanitation District, California, General Obligation            8/11 at 101.00            A+        3,683,640
                  Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

               Plumas County, California, Certificates of Participation, Capital
               Improvement Program, Series 2003A:
       1,130      5.250%, 6/01/19 - AMBAC Insured                                     6/13 at 101.00            AA        1,127,311
       1,255      5.250%, 6/01/21 - AMBAC Insured                                     6/13 at 101.00            AA        1,219,283

       1,210   Redding Joint Powers Financing Authority, California, Lease            3/13 at 100.00            AA        1,167,892
                  Revenue Bonds, Capital Improvement Projects, Series 2003A,
                  5.000%, 3/01/23 - AMBAC Insured

                                                                           -----
                                                                            71
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$      3,750   Sacramento Municipal Utility District, California, Electric Revenue    8/13 at 100.00            AA    $   3,423,975
                  Bonds, Series 2003R, 5.000%, 8/15/28 - MBIA Insured

       1,500   San Diego Community College District, California, General              5/13 at 100.00           AAA        1,447,470
                  Obligation Bonds, Series 2003A, 5.000%, 5/01/28 - FSA Insured

       1,055   Turlock Irrigation District, California, Certificates of               1/13 at 100.00            AA          994,105
                  Participation, Series 2003A, 5.000%, 1/01/28 - MBIA Insured

       6,300   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00           Aa1        5,713,407
                  Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
      61,910   Total California                                                                                          56,124,578
------------------------------------------------------------------------------------------------------------------------------------

               Colorado - 7.5% (4.7% of Total Investments)

               Bowles Metropolitan District, Colorado, General Obligation Bonds,
               Series 2003:
       4,300      5.500%, 12/01/23 - FSA Insured                                     12/13 at 100.00           AAA        4,356,760
       3,750      5.500%, 12/01/28 - FSA Insured                                     12/13 at 100.00           AAA        3,751,463

       1,450   Colorado Educational and Cultural Facilities Authority, Charter        8/14 at 100.00             A        1,382,532
                  School Revenue Bonds, Peak-to-Peak Charter School, Series 2004,
                  5.250%, 8/15/24 - SYNCORA GTY Insured

       8,250   Colorado Health Facilities Authority, Colorado, Revenue Bonds,         4/18 at 100.00           AAA        6,593,400
                  Catholic Health Initiatives, Series 2006C-1, Trust 1090, 6.761%,
                  10/01/41 - FSA Insured (IF)

       3,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call            AA          655,350
                  Series 2000B, 0.000%, 9/01/30 - MBIA Insured

       2,900   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call            AA          471,134
                  Series 2004A, 0.000%, 9/01/34 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      23,650   Total Colorado                                                                                            17,210,639
------------------------------------------------------------------------------------------------------------------------------------

               District of Columbia - 0.1% (0.1% of Total Investments)

         665   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00            AA          312,623
                  Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals
                  1606, 1.947%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

               Florida - 2.1% (1.3% of Total Investments)

       2,500   Florida State Board of Education, Public Education Capital Outlay      6/18 at 101.00           AAA        1,530,900
                  Bonds, Series 2008, Trust 2929, 0.054%,
                  6/01/38 - AGC Insured (IF)

       3,000   Pinellas County Health Facilities Authority, Florida, Revenue          5/13 at 100.00           Aa3(4)     3,284,010
                  Bonds, Baycare Health System, Series 2003, 5.500%,
                  11/15/27 (Pre-refunded 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------
       5,500   Total Florida                                                                                              4,814,910
------------------------------------------------------------------------------------------------------------------------------------

               Georgia - 2.4% (1.5% of Total Investments)

       1,410   DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series         10/16 at 100.00           AAA        1,317,123
                  2006A, 5.000%, 10/01/35 - FSA Insured

       3,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax       1/13 at 100.00           AA+(4)     4,096,805
                  Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32
                  (Pre-refunded 1/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,235   Total Georgia                                                                                              5,413,928
------------------------------------------------------------------------------------------------------------------------------------

               Illinois - 3.7% (2.3% of Total Investments)

               Cook County School District 145, Arbor Park, Illinois, General
               Obligation Bonds, Series 2004:
       3,285      5.125%, 12/01/20 - FSA Insured                                     12/14 at 100.00           Aaa        3,327,114
       2,940      5.125%, 12/01/23 - FSA Insured                                     12/14 at 100.00           Aaa        2,945,204

       2,500   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/13 at 100.00            A-        2,159,275
                  Hospital, Series 2003, 5.250%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
       8,725   Total Illinois                                                                                             8,431,593
------------------------------------------------------------------------------------------------------------------------------------

               Indiana - 11.0% (7.0% of Total Investments)

       2,500   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series    7/13 at 100.00            AA        2,372,675
                  2003A, 5.000%, 7/01/23 - AMBAC Insured

-----
  72
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana (continued)

$      2,190   Indiana Bond Bank, Advance Purchase Funding Bonds, Common School       8/13 at 100.00            AA    $   2,110,262
                  Fund, Series 2003B, 5.000%, 8/01/19 - MBIA Insured

       1,860   Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series     1/17 at 100.00            AA        1,519,601
                  2007A, 5.000%, 1/01/42 - MBIA Insured

       1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,           8/13 at 100.00           Aa1          995,010
                  5.000%, 8/01/22 - FGIC Insured

               IPS Multi-School Building Corporation, Indiana, First Mortgage
               Revenue Bonds, Series 2003:
      11,020      5.000%, 7/15/19 (Pre-refunded 7/15/13) - MBIA Insured               7/13 at 100.00            AA(4)    11,830,740
       6,000      5.000%, 7/15/20 (Pre-refunded 7/15/13) - MBIA Insured               7/13 at 100.00            AA(4)     6,441,420
------------------------------------------------------------------------------------------------------------------------------------
      24,570   Total Indiana                                                                                             25,269,708
------------------------------------------------------------------------------------------------------------------------------------

               Kansas - 2.2% (1.4% of Total Investments)

       5,000   Kansas Development Finance Authority, Board of Regents, Revenue        4/13 at 102.00            AA        4,975,000
                  Bonds, Scientific Research and Development Facilities Projects,
                  Series 2003C, 5.000%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Kentucky - 0.5% (0.3% of Total Investments)

         985   Kentucky State Property and Buildings Commission, Revenue Refunding    8/13 at 100.00            AA(4)     1,061,072
                  Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded
                  8/01/13) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Louisiana - 2.3% (1.4% of Total Investments)

       5,785   New Orleans, Louisiana, General Obligation Refunding Bonds, Series    12/12 at 100.00          Baa3        5,267,011
                  2002, 5.300%, 12/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Massachusetts - 0.5% (0.3% of Total Investments)

       1,125   Massachusetts Development Finance Authority, Revenue Bonds,            9/13 at 100.00            A1        1,086,930
                  Middlesex School, Series 2003, 5.125%, 9/01/23
------------------------------------------------------------------------------------------------------------------------------------

               Michigan - 12.5% (7.9% of Total Investments)

       6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/13 at 100.00            AA(4)     6,597,658
                  Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) - MBIA
                  Insured

       4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue             7/13 at 100.00            AA        4,198,975
                  Refunding Bonds, Series 2003C, 5.000%, 7/01/22 - MBIA Insured

       1,000   Michigan State Hospital Finance Authority, Revenue Bonds, Trinity     12/16 at 100.00            AA          856,950
                  Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)

      10,800   Michigan Strategic Fund, Limited Obligation Resource Recovery         12/12 at 100.00          Baa1        8,827,920
                  Revenue Refunding Bonds, Detroit Edison Company, Series 2002D,
                  5.250%, 12/15/32 - SYNCORA GTY Insured

       2,250   Romulus Community Schools, Wayne County, Michigan, General             5/11 at 100.00           AA-        2,230,403
                  Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25

       6,500   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00            AA        6,016,660
                  Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                  Series 2001A, 5.000%, 12/01/30 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      31,145   Total Michigan                                                                                            28,728,566
------------------------------------------------------------------------------------------------------------------------------------

               Missouri - 1.3% (0.8% of Total Investments)

         240   Clay County Public School District 53, Liberty, Missouri, General      3/14 at 100.00           AAA          241,090
                  Obligation Bonds, Series 2004, 5.250%, 3/01/24 - FSA Insured

         215   Clay County Public School District 53, Liberty, Missouri, General      3/14 at 100.00           AAA          216,473
                  Obligation Bonds, Series 2004, 5.250%, 3/01/23 - FSA Insured

               Clay County Public School District 53, Liberty, Missouri, General
               Obligation Bonds, Series 2004:
       1,110      5.250%, 3/01/23 (Pre-refunded 3/01/14) - FSA Insured                3/14 at 100.00           AAA        1,204,716
       1,260      5.250%, 3/01/24 (Pre-refunded 3/01/14) - FSA Insured                3/14 at 100.00           AAA        1,367,516
------------------------------------------------------------------------------------------------------------------------------------
       2,825   Total Missouri                                                                                             3,029,795
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            73
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.1% (1.3% of Total Investments)

$      5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding          6/13 at 100.00           AA+    $   4,753,700
                  Bonds, Series 2003, 5.000%, 6/15/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               New Mexico - 0.9% (0.6% of Total Investments)

       1,975   New Mexico State University, Revenue Bonds, Series 2004, 5.000%,       4/14 at 100.00            AA        2,003,914
                  4/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               New York - 11.0% (6.9% of Total Investments)

          20   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA            8,238
                  Driver Trust 1649, 2006, 4.745%, 2/15/47 - MBIA Insured (IF)

       1,960   Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,      2/17 at 100.00            AA        1,394,873
                  Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

      25,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00            AA       21,956,499
                  Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 - MBIA
                  Insured

       1,850   New York State Urban Development Corporation, State Personal Income    3/15 at 100.00           AAA        1,817,459
                  Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 - FSA Insured
                  (UB)
------------------------------------------------------------------------------------------------------------------------------------
      28,830   Total New York                                                                                            25,177,069
------------------------------------------------------------------------------------------------------------------------------------

               North Carolina - 2.8% (1.8% of Total Investments)

       8,700   North Carolina Medical Care Commission, Revenue Bonds, Maria Parham   10/13 at 100.00          BBB+        6,434,172
                  Medical Center, Series 2003, 5.375%, 10/01/33 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------

               Ohio - 0.9% (0.5% of Total Investments)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien,
               Series 2007A-2:
          70      5.125%, 6/01/24                                                     6/17 at 100.00           BBB           54,866
         710      5.875%, 6/01/30                                                     6/17 at 100.00           BBB          497,717
         685      5.750%, 6/01/34                                                     6/17 at 100.00           BBB          456,210
       1,570      5.875%, 6/01/47                                                     6/17 at 100.00           BBB          982,208
------------------------------------------------------------------------------------------------------------------------------------
       3,035   Total Ohio                                                                                                 1,991,001
------------------------------------------------------------------------------------------------------------------------------------

               Oklahoma - 0.4% (0.3% of Total Investments)

       1,000   Oklahoma Capitol Improvement Authority, State Facilities Revenue       7/15 at 100.00            AA          967,230
                  Bonds, Series 2005F, 5.000%, 7/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Oregon - 3.1% (1.9% of Total Investments)

       8,350   Oregon Health Sciences University, Revenue Bonds, Series 2002A,        1/13 at 100.00            AA        7,045,814
                  5.000%, 7/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               Pennsylvania - 8.7% (5.4% of Total Investments)

       3,000   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00           AAA        3,282,540
                  Revenue Bonds, St. Luke's Hospital of Bethlehem,
                  Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)

       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00           AAA        1,736,980
                  Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured (UB)

         925   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,       12/08 at 101.00           AAA          945,239
                  Series 1997A, 5.125%, 8/01/27 - AMBAC Insured (ETM)

      13,000   State Public School Building Authority, Pennsylvania, Lease Revenue    6/13 at 100.00           AAA       13,872,689
                  Bonds, Philadelphia School District, Series 2003, 5.000%,
                  6/01/33 (Pre-refunded 6/01/13) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,925   Total Pennsylvania                                                                                        19,837,448
------------------------------------------------------------------------------------------------------------------------------------

               Puerto Rico - 0.4% (0.3% of Total Investments)

      10,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call            AA          944,200
                  Bonds, Series 2007A, 0.000%, 8/01/43 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

               South Carolina - 5.6% (3.6% of Total Investments)

       5,000   Florence County, South Carolina, Hospital Revenue Bonds, McLeod       11/14 at 100.00           AAA        4,943,800
                  Regional Medical Center, Series 2004A, 5.250%, 11/01/23 - FSA
                  Insured

-----
  74
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina (continued)

               Greenville County School District, South Carolina, Installment
               Purchase Revenue Bonds, Series 2008, Trust 3219:
$        750      13.014%, 12/01/22 (IF)                                             12/13 at 100.00            AA    $     618,360
         585      10.468%, 12/01/23 (IF)                                             12/13 at 100.00            AA          497,812

       8,000   South Carolina Transportation Infrastructure Bank, Revenue Bonds,     10/12 at 100.00           Aa3        6,925,600
                  Series 2002A, 5.000%, 10/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,335   Total South Carolina                                                                                      12,985,572
------------------------------------------------------------------------------------------------------------------------------------

               Texas - 12.8% (8.1% of Total Investments)

       7,975   Fort Bend Independent School District, Fort Bend County, Texas,        8/10 at 100.00           AAA        7,920,690
                  General Obligation Bonds, Series 2000, 5.000%, 8/15/25

      12,500   Grand Prairie Independent School District, Dallas County, Texas,       2/13 at 100.00           AAA       13,466,999
                  General Obligation Bonds, Series 2003, 5.125%, 2/15/31
                  (Pre-refunded 2/15/13) - FSA Insured

       2,000   Houston, Texas, First Lien Combined Utility System Revenue Bonds,      5/14 at 100.00            AA        1,946,100
                  Series 2004A, 5.250%, 5/15/25 - MBIA Insured

       5,515   Houston, Texas, General Obligation Refunding Bonds, Series 2002,       3/12 at 100.00            AA        5,551,399
                  5.250%, 3/01/20 - MBIA Insured

         465   Katy Independent School District, Harris, Fort Bend and Waller         2/12 at 100.00           AAA          475,086
                  Counties, Texas, General Obligation Bonds,
                  Series 2002A, 5.125%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
      28,455   Total Texas                                                                                               29,360,274
------------------------------------------------------------------------------------------------------------------------------------

               Virginia - 0.6% (0.4% of Total Investments)

       1,500   Hampton, Virginia, Revenue Bonds, Convention Center Project, Series    1/13 at 100.00            AA        1,437,105
                  2002, 5.125%, 1/15/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Washington - 12.8% (8.0% of Total Investments)

       4,945   Broadway Office Properties, King County, Washington, Lease Revenue    12/12 at 100.00           AAA        4,544,999
                  Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 - MBIA
                  Insured

       5,250   Chelan County Public Utility District 1, Washington, Hydro             7/12 at 100.00            AA        4,858,928
                  Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 -
                  AMBAC Insured

       7,500   King County, Washington, Sewer Revenue Bonds, Series 2006-2,           1/17 at 100.00           AAA        6,151,875
                  6.563%, 1/01/31 - FSA Insured (IF)

       2,135   Kitsap County Consolidated Housing Authority, Washington, Revenue      7/13 at 100.00            A1        1,991,635
                  Bonds, Bremerton Government Center,  Series 2003,
                  5.000%, 7/01/23 - MBIA Insured

       1,935   Pierce County School District 343, Dieringer, Washington, General      6/13 at 100.00           Aa1        1,992,818
                  Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 - FGIC
                  Insured

       9,670   Washington State, General Obligation Bonds, Series 2003D, 5.000%,      6/13 at 100.00           AA+        9,709,647
                  12/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      31,435   Total Washington                                                                                          29,249,902
------------------------------------------------------------------------------------------------------------------------------------

               West Virginia - 1.3% (0.8% of Total Investments)

       3,000   West Virginia State Building Commission, Lease Revenue Refunding         No Opt. Call            AA        2,910,000
                  Bonds, Regional Jail and Corrections Facility, Series 1998A,
                  5.375%, 7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               Wisconsin - 7.1% (4.5% of Total Investments)

       1,190   Sun Prairie Area School District, Dane County, Wisconsin, General      3/14 at 100.00           Aaa        1,277,108
                  Obligation Bonds, Series 2004C, 5.250%, 3/01/24 - FSA Insured

       4,605   Wisconsin Health and Educational Facilities Authority, Revenue         9/13 at 100.00          BBB+(4)     5,120,069
                  Bonds, Franciscan Sisters of Christian Charity Healthcare
                  Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)

       3,000   Wisconsin Health and Educational Facilities Authority, Revenue           No Opt. Call            A1        3,044,310
                  Bonds, Meriter Hospital Inc.,
                  Series 1992A, 6.000%, 12/01/22 - FGIC Insured
       3,600   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00            A-        2,217,024
                  Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%,
                  8/15/33

                                                                           -----
                                                                            75
                                                                           -----

    | Portfolio of INVESTMENTS October 31, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin (continued)

$      4,750   Wisconsin Health and Educational Facilities Authority, Revenue         2/09 at 102.00            AA    $   4,557,957
                  Refunding Bonds, Wausau Hospital Inc.,
                  Series 1998A, 5.125%, 8/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,145   Total Wisconsin                                                                                           16,216,468
------------------------------------------------------------------------------------------------------------------------------------
$    397,635   Total Long-Term Investments (cost $384,085,763) - 156.1%                                                 357,429,129
===============---------------------------------------------------------------------------------------------------------------------

               Short-Term Investments - 2.6% (1.7% of Total Investments)

       2,000   Florida Board of Education, Lottery Revenue Bonds, Series 2001B,                                A-1        2,000,000
                  Trust 570, Variable Rate Demand Obligations,
                  3.000%, 7/01/14 - FGIC Insured (5)

       2,000   Maryland Health and Higher Educational Facilities Authority,                                   A-1+        2,000,000
                  Goucher College, Series 2007, Variable Rate Demand Obligations,
                  1.450%, 7/01/37 (5)

       2,000   Port of Tacoma, Washington, General Obligation Bonds, Tender Option                             Aa3        2,000,000
                  Bond, Trust 2006-86, Variable Rate Demand Obligations, 3.320%,
                  6/01/25 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$      6,000   Total Short-Term Investments (cost $6,000,000)                                                             6,000,000
===============---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $390,085,763) - 158.7%                                                           363,429,129
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.2)%                                                                        (9,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.5%                                                                       8,046,283
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (58.0)% (6)                                       (132,800,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 229,075,412
               =====================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

  (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.5%.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

-----
  76
-----

    | Statement of
    | ASSETS & LIABILITIES
                                                                October 31, 2008

                                                                                                             Insured        Insured
                                         Insured          Insured          Premier            Insured       Dividend       Tax-Free
                                         Quality      Opportunity   Insured Income   Premium Income 2      Advantage      Advantage
                                            (NQI)            (NIO)            (NIF)              (NPX)          (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost
   $856,018,243,
   $1,793,384,594,
   $430,209,805,
   $765,088,187, $650,553,475
   and $390,085,763,
   respectively)                   $ 775,625,257  $ 1,683,555,059  $   407,657,280   $    707,774,483  $ 614,243,369  $ 363,429,129
Cash                                   7,632,112       24,694,557          320,850            274,739      3,949,053      2,896,158
Unrealized appreciation on
   forward swaps                              --               --               --                 --      1,124,391             --
Receivables:
   Dividends and Interest             11,712,921       27,871,203        6,900,471         13,024,538      9,798,593      6,445,289
   Investments sold                      315,000          560,000          301,383             50,032        371,509             --
Deferred offering costs                       --               --               --          2,515,094             --             --
Other assets                              97,081          185,630           54,183             75,865         52,965         27,274
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                   795,382,371    1,736,866,449      415,234,167        723,714,751    629,539,880    372,797,850
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Unrealized depreciation on
   Recourse Trusts                            --           23,850               --                 --             --             --
Variable Rate Demand
   Preferred shares, at
   liquidation value                          --               --               --        219,000,000             --             --
Floating rate obligations             46,750,000       97,378,333       15,345,000         76,590,000     17,343,334      9,600,000
Payables:
   Investments purchased                      --        5,214,363               --                 --             --             --
   Common share dividends              1,987,121        4,136,839          942,947          1,711,395      1,730,177      1,058,838
   Auction Rate Preferred share
      dividends                           80,800          141,765           39,356                 --         54,516         27,732
   Offering costs                             --               --               --            252,314             --             --
Accrued expenses:
   Management fees                       394,947          842,533          213,044            339,643        220,990        120,660
   Other                                 281,493          560,797          154,954            264,730        180,668        115,208
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities               49,494,361      108,298,480       16,695,301        298,158,082     19,529,685     10,922,438
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
   shares, at liquidation
   value                             298,425,000      623,350,000      154,950,000                 --    226,975,000    132,800,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                   $ 447,463,010  $ 1,005,217,969   $  243,588,866   $    425,556,669  $ 383,035,195  $ 229,075,412
====================================================================================================================================
Common shares outstanding             38,295,278       81,138,036       19,419,608         37,353,512     29,813,300     18,525,697
====================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to
   Common shares, divided by
   Common shares outstanding)      $       11.68  $         12.39  $         12.54   $          11.39  $       12.85  $       12.37
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares consist of:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share $                           382,953  $       811,380  $       194,196   $        373,535  $     298,133  $     185,257
Paid-in surplus                      534,535,198    1,128,874,275      269,465,714        491,625,646    423,568,038    261,630,932
Undistributed
   (Over-distribution of) net
   investment income                  (1,704,040)      (2,109,393)        (488,406)        (1,790,058)      (853,988)    (1,056,455)
Accumulated net realized gain
   (loss) from investments
   and derivative transactions        (5,358,115)     (12,504,908)      (3,030,113)        (7,338,750)    (4,791,273)    (5,027,688)
Net unrealized appreciation
   (depreciation) of
   investments and derivative
   transactions                      (80,392,986)    (109,853,385)     (22,552,525)       (57,313,704)   (35,185,715)   (26,656,634)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                   $ 447,463,010  $ 1,005,217,969  $   243,588,866   $    425,556,669  $ 383,035,195  $ 229,075,412
====================================================================================================================================
Authorized shares:
   Common                            200,000,000      200,000,000      200,000,000          Unlimited      Unlimited      Unlimited
   Auction Rate Preferred and
     Variable
   Rate Demand Preferred               1,000,000        1,000,000        1,000,000          Unlimited      Unlimited      Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            77
                                                                           -----

    | Statement of
    | OPERATIONS
                                                     Year Ended October 31, 2008

                                                                                                             Insured        Insured
                                         Insured          Insured          Premier            Insured       Dividend       Tax-Free
                                         Quality      Opportunity   Insured Income   Premium Income 2      Advantage      Advantage
                                            (NQI)            (NIO)            (NIF)              (NPX)          (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                  $  45,694,660  $    95,322,713  $    22,538,840  $      40,377,143  $  33,934,835  $  19,814,712
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Management fees                        5,210,119       10,976,183        2,720,299          4,609,202      4,109,277      2,527,989
Auction fees                             786,770        1,663,913          399,923            615,859        579,990        355,258
Dividend disbursing agent fees            50,000           69,996           30,000             53,542         30,000         20,009
Shareholders' servicing agent
   fees and expenses                      67,996          110,001           27,362             39,156          6,726          3,839
Interest expense                       1,399,649        2,785,237          488,067          4,309,811        646,976        166,661
Custodian's fees and expenses            138,371          266,698           85,173            139,665        123,872         66,157
Directors'/Trustees' fees and
   expenses                               17,834           37,489            8,965             15,719         13,945          8,134
Professional fees                         59,041          113,791           28,529             31,212         45,361         32,284
Shareholders' reports -
   printing and mailing
   expenses                              106,632          236,259           53,774             93,706         81,115         51,802
Stock exchange listing fees               13,248           28,052            9,293             12,914          3,939          2,447
Investor relations expense               108,405          231,260           56,168             89,805         81,368         50,680
Portfolio insurance expense                   --            9,119               --                 --             --             --
Other expenses                            46,231           67,900           28,253            428,298         25,915         22,103
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit and
   expense reimbursement               8,004,296       16,595,898        3,935,806         10,438,889      5,748,484      3,307,363
   Custodian fee credit                 (101,791)        (213,160)         (74,118)          (107,031)      (101,140)       (33,990)
   Expense reimbursement                      --               --               --                 --     (1,475,511)    (1,000,082)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                           7,902,505       16,382,738        3,861,688         10,331,858      4,171,833      2,273,291
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                 37,792,155       78,939,975       18,677,152         30,045,285     29,763,002     17,541,421
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
   Investments                        (4,746,677)     (12,623,776)      (2,431,194)        (7,350,763)    (1,658,018)     1,751,437
   Forward swaps                              --               --               --              5,200             --             --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                      (115,993,313)    (199,798,296)     (43,684,607)       (79,485,056)   (66,810,547)   (44,503,698)
   Forward swaps                              --               --               --           (165,919)     1,124,391             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                      (120,739,990)    (212,422,072)     (46,115,801)       (86,996,538)   (67,344,174)   (42,752,261)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Auction Rate
   Preferred Shareholders
From net investment income           (11,668,364)     (24,746,755)      (5,924,805)        (7,428,415)    (8,645,473)    (5,024,148)
From accumulated net realized
   gains                                      --          (61,352)              --                 --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Auction Rate Preferred
   shareholders                      (11,668,364)     (24,808,107)      (5,924,805)        (7,428,415)    (8,645,473)    (5,024,148)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares from
   operations                      $ (94,616,199) $  (158,290,204) $   (33,363,454) $     (64,379,668) $ (46,226,645) $ (30,234,988)
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  78
-----

    | Statement of
    | CHANGES in NET ASSETS

                                                                  Insured Quality (NQI)               Insured Opportunity (NIO)
                                                           ----------------------------------    -----------------------------------
                                                                      Year               Year               Year               Year
                                                                     Ended              Ended              Ended              Ended
                                                                  10/31/08           10/31/07           10/31/08           10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $    37,792,155    $    37,781,613    $    78,939,975    $    79,137,275
Net realized gain (loss) from:
   Investments                                                  (4,746,677)           402,678        (12,623,776)           213,800
   Forward swaps                                                        --                 --                 --                 --
Change in net unrealized appreciation (depreciation)
   of:
   Investments                                                (115,993,313)       (19,111,081)      (199,798,296)       (36,626,210)
   Forward swaps                                                        --                 --                 --                 --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                  (11,668,364)       (11,240,731)       (24,746,755)       (23,971,401)
   From accumulated net realized gains                                  --                 --            (61,352)          (491,009)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (94,616,199)         7,832,479       (158,290,204)        18,262,455
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                     (27,878,967)       (27,802,379)       (56,634,349)       (59,595,899)
From accumulated net realized gains                                     --                 --           (154,162)        (1,541,606)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                   (27,878,967)       (27,802,379)       (56,788,511)       (61,137,505)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                        --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                              (122,495,166)       (19,969,900)      (215,078,715)       (42,875,050)
Net assets applicable to Common shares at the
   beginning of year                                           569,958,176        589,928,076      1,220,296,684      1,263,171,734
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $   447,463,010    $   569,958,176    $ 1,005,217,969    $ 1,220,296,684
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $    (1,704,040)   $       171,284    $    (2,109,393)   $       454,850
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            79
                                                                           -----

    | Statement of
    | CHANGES in NET ASSETS (continued)

                                                                     Premier Insured                       Insured Premium
                                                                      Income (NIF)                         Income 2 (NPX)
                                                           ----------------------------------    -----------------------------------
                                                                      Year               Year               Year               Year
                                                                     Ended              Ended              Ended              Ended
                                                                  10/31/08           10/31/07           10/31/08           10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $    18,677,152    $    18,776,763    $    30,045,285    $    32,219,139
Net realized gain (loss) from:
   Investments                                                  (2,431,194)          (437,572)        (7,350,763)           670,365
   Forward swaps                                                        --                 --              5,200                 --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 (43,684,607)        (8,470,828)       (79,485,056)       (15,396,052)
   Forward swaps                                                        --                 --           (165,919)           165,919
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                   (5,924,805)        (5,720,025)        (7,428,415)        (9,604,218)
   From accumulated net realized gains                                  --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (33,363,454)         4,148,338        (64,379,668)         8,055,153
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                     (12,447,970)       (13,749,084)       (23,084,472)       (24,018,307)
From accumulated net realized gains                                     --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                   (12,447,970)       (13,749,084)       (23,084,472)       (24,018,307)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                        --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                               (45,811,424)        (9,600,746)       (87,464,140)       (15,963,154)
Net assets applicable to Common shares at the
   beginning of year                                           289,400,290        299,001,036        513,020,809        528,983,963
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $   243,588,866    $   289,400,290    $   425,556,669    $   513,020,809
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $      (488,406)   $      (789,440)   $    (1,790,058)   $    (1,335,549)
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  80
-----

                                                                    Insured Dividend                      Insured Tax-Free
                                                                     Advantage (NVG)                       Advantage (NEA)
                                                           ----------------------------------    -----------------------------------
                                                                      Year               Year               Year               Year
                                                                     Ended              Ended              Ended              Ended
                                                                  10/31/08           10/31/07           10/31/08           10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $    29,763,002    $    29,786,960    $    17,541,421    $    17,879,592
Net realized gain (loss) from:
   Investments                                                  (1,658,018)         1,658,186          1,751,437            683,061
   Forward swaps                                                        --                 --                 --                 --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 (66,810,547)       (12,888,832)       (44,503,698)        (4,723,249)
   Forward swaps                                                 1,124,391                 --                 --                 --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                   (8,645,473)        (8,411,541)        (5,024,148)        (4,960,330)
   From accumulated net realized gains                                  --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (46,226,645)        10,144,773        (30,234,988)         8,879,074
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                                     (20,720,244)       (22,283,514)       (13,115,689)       (13,111,078)
From accumulated net realized gains                                     --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                   (20,720,244)       (22,283,514)       (13,115,689)       (13,111,078)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                 --             84,005             34,771            117,345
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                        --             84,005             34,771            117,345
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                               (66,946,889)       (12,054,736)       (43,315,906)        (4,114,659)
Net assets applicable to Common shares at the
   beginning of year                                           449,982,084        462,036,820        272,391,318        276,505,977
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $   383,035,195    $   449,982,084    $   229,075,412    $   272,391,318
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $      (853,988)   $    (1,234,207)   $    (1,056,455)   $      (507,596)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            81
                                                                           -----

    | Statement of
    | CASH FLOWS

                                                     Year Ended October 31, 2008

                                                                                                                            Insured
                                                                                                                   Premium Income 2
                                                                                                                               (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common shares from Operations                                  $    (64,379,668)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                             (66,664,771)
   Proceeds from sales and maturities of investments                                                                    147,494,953
   Proceeds from (Purchases of) short-term investments, net                                                             (11,875,000)
   Proceeds from terminated forward swaps                                                                                     5,200
   Amortization (Accretion) of premiums and discounts, net                                                                  340,855
   (Increase) Decrease in receivable for dividends and interest                                                             824,822
   (Increase) Decrease in receivable for investments sold                                                                        95
   (Increase) Decrease in other assets                                                                                        2,930
   Increase (Decrease) in Auction Rate Preferred share dividends payable                                                    (92,718)
   Increase (Decrease) in accrued management fees                                                                           (65,949)
   Increase (Decrease) in accrued other liabilities                                                                         (54,626)
   Net realized (gain) loss from investments                                                                              7,350,763
   Net realized (gain) loss from forward swaps                                                                               (5,200)
   Change in net unrealized (appreciation) depreciation of investments                                                   79,485,056
   Change in net unrealized (appreciation) depreciation of forward swaps                                                    165,919
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                   92,532,661
------------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations                                                                        (17,310,000)
Cash distributions paid to Common shareholders                                                                          (23,073,630)
Increase (Decrease) in Variable Rate Demand Preferred shares                                                            219,000,000
(Increase) Decrease in deferred offering costs                                                                           (2,515,094)
Increase (Decrease) in offering costs payable                                                                               252,314
Increase (Decrease) in Auction Rate Preferred shares                                                                   (268,900,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                  (92,546,410)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                                                                             (13,749)
Cash at the beginning of year                                                                                               288,488
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                                                                            $        274,739
====================================================================================================================================

Supplemental Disclosure of Cash Flow Information

Cash paid by insured Premium Income 2 (NPX) for interest (excluding amortization of offering costs) was $4,289,894.

                                 See accompanying notes to financial statements.

-----
  82
-----

| Notes to
| FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (collectively, the "Funds"). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, Insured Opportunity (NIO) had outstanding when issued/delayed delivery purchase commitments of $5,214,363. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

                                                                           -----
                                                                            83
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

-----
  84
-----

Auction Rate Preferred Shares

The Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                Premier     Insured     Insured
                        Insured       Insured   Insured    Dividend    Tax-Free
                        Quality   Opportunity    Income   Advantage   Advantage
                           (NQI)         (NIO)     (NIF)       (NVG)       (NEA)
--------------------------------------------------------------------------------
Number of shares:
   Series M               2,440         3,666        --       3,079          --
   Series T               2,440         3,666        --       3,000       2,656
   Series W               2,440         3,667       808          --       2,656
   Series W2                 --         2,934        --          --          --
   Series TH              2,177         3,667     2,695       3,000          --
   Series TH2                --         3,668        --          --          --
   Series F               2,440         3,666     2,695          --          --
--------------------------------------------------------------------------------
Total                    11,937        24,934     6,198       9,079       5,312
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended October 31, 2008, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) redeemed $19,575,000, $56,650,000, $6,050,000, $6,025,000 and $11,200,000 of their outstanding Auction Rate Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured Premium Income 2 (NPX) issued 2,190 Series 1 Variable Rate Demand Preferred (VRDP) shares, $100,000 liquidation value per share, through a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Proceeds of this offering along with the proceeds from the Fund's creation of TOBs, discussed above, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $268,900,000. The VRDP shares have a maturity date of August 1, 2038. Dividends on the VRDP shares are set through a weekly remarketing process at a rate established by a remarketing agent, which is intended to result in the value of the VRDP shares approximately equaling their liquidation value. VRDP shares include a liquidity feature that allows VRDP shareholders who are tendering shares for remarketing to have their shares purchased by a liquidity provider, Deutsche Bank AG (acting through its New York branch), in the event that the remarketing agent is not able to sell the tendered VRDP shares to other qualified institutional buyers.

Subject to certain conditions, VRDP shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

                                                                           -----
                                                                            85
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

The terms of the VRDP shares provide that, if any VRDP shares tendered to the liquidity provider cannot be successfully remarketed, the dividend rate for all VRDP shares will be set at the Maximum Rate determined under a formula set forth in the Fund's organizational documents. The Maximum Rate is generally equal to a stated percentage spread in excess of the seven-day London Inter-Bank Offered Rate (LIBOR). If remarketings for these shares continue to be unsuccessful, the Maximum Rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP shares. This would increase the Fund's cost of leverage over time and reduce the Fund's Common share net earnings. There are various potential factors that could result in unsuccessful remarketings. These include periods of market stress, an actual or potential downgrade of the liquidity provider's credit ratings as well as changes in market perceptions regarding the financial strength of the Fund's liquidity provider.

Insured Premium Income 2 (NPX) had $219,000,000 VRDP shares outstanding for the period August 7, 2008 through October 31, 2008 with an average annualized dividend (interest) rate of 3.56%.

For financial reporting purposes only, VRDP shares, at their liquidation value, are recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the VRDP shares are included as a component of "Interest expense" on the Statement of Operations.

Insurance

Under normal circumstances, each Fund will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

-----
  86
-----

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or sell deposited inverse floaters.

At October 31, 2008, each Fund's maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

                                                                 Premier         Insured         Insured        Insured
                                  Insured         Insured        Insured         Premium        Dividend       Tax-Free
                                  Quality     Opportunity         Income        Income 2       Advantage      Advantage
                                     (NQI)           (NIO)          (NIF)           (NPX)           (NVG)          (NEA)
------------------------------------------------------------------------------------------------------------------------
Maximum exposure            $  27,461,650   $  27,560,000   $  3,070,000   $  20,675,000   $  13,995,000   $  6,000,000
========================================================================================================================

                                                                           -----
                                                                            87
                                                                           -----

 | Notes to
 | FINANCIAL STATEMENTS (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

                                                                           Premier        Insured        Insured       Insured
                                             Insured        Insured        Insured        Premium       Dividend      Tax-Free
                                             Quality    Opportunity         Income       Income 2      Advantage     Advantage
                                                (NQI)          (NIO)          (NIF)          (NPX)          (NVG)         (NEA)
-------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations       $ 48,736,268   $ 97,301,667   $ 17,333,169   $ 85,695,182   $ 23,142,186   $ 5,441,257
Average annual interest rate and fees           2.87%          2.86%          2.82%          2.87%          2.80%         3.06%
===============================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Insured Premium Income 2
(NPX) and Insured Dividend Advantage (NVG) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured Premium Income 2 (NPX) in connection with its offering of the VRDP shares ($2,535,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and is included as a component of "Interest expense" on the Statement of Operations.

-----
  88
-----

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the fiscal year ended October 31, 2008.

Transactions in Common shares were as follows:

                                                  Insured                   Insured               Premier Insured
                                               Quality (NQI)           Opportunity (NIO)            Income (NIF)
                                          -----------------------   -----------------------   ------------------------
                                                Year         Year         Year         Year         Year          Year
                                               Ended        Ended        Ended        Ended        Ended         Ended
                                            10/31/08     10/31/07     10/31/08     10/31/07     10/31/08      10/31/07
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions           --           --           --           --           --            --
======================================================================================================================

                                                  Insured                   Insured                   Insured
                                          Premium Income 2 (NPX)    Dividend Advantage(NVG)   Tax-Free Advantage (NEA)
                                          -----------------------   -----------------------   ------------------------
                                                Year         Year         Year         Year         Year          Year
                                               Ended        Ended        Ended        Ended        Ended         Ended
                                            10/31/08     10/31/07     10/31/08     10/31/07     10/31/08      10/31/07
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions           --           --           --        5,478        2,432         7,983
======================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                                                                       Insured Quality (NQI)
                                                                             -----------------------------------------
                                                                                  Year Ended            Year Ended
                                                                                    10/31/08              10/31/07
----------------------------------------------------------------------------------------------------------------------
                                                                             Shares         Amount     Shares   Amount
----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                                                     160   $  4,000,000         --   $   --
   Series T                                                                     160      4,000,000         --       --
   Series W                                                                     160      4,000,000         --       --
   Series TH                                                                    143      3,575,000         --       --
   Series F                                                                     160      4,000,000         --       --
----------------------------------------------------------------------------------------------------------------------
Total                                                                           783   $ 19,575,000         --   $   --
======================================================================================================================

                                                                           -----
                                                                            89
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

                                                            Insured Opportunity (NIO)
                                                     ---------------------------------------
                                                          Year Ended           Year Ended
                                                            10/31/08             10/31/07
--------------------------------------------------------------------------------------------
                                                     Shares         Amount   Shares   Amount
--------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                             334   $  8,350,000       --   $   --
   Series T                                             334      8,350,000       --       --
   Series W                                             333      8,325,000       --       --
   Series W2                                            266      6,650,000       --       --
   Series TH                                            333      8,325,000       --       --
   Series TH2                                           332      8,300,000       --       --
   Series F                                             334      8,350,000       --       --
--------------------------------------------------------------------------------------------
Total                                                 2,266   $ 56,650,000       --   $   --
============================================================================================

                                                           Premier Insured Income (NIF)
                                                     ---------------------------------------
                                                          Year Ended           Year Ended
                                                            10/31/08             10/31/07
--------------------------------------------------------------------------------------------
                                                     Shares         Amount   Shares   Amount
--------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series W                                              32   $    800,000       --   $   --
   Series TH                                            105      2,625,000       --       --
   Series F                                             105      2,625,000       --       --
--------------------------------------------------------------------------------------------
Total                                                   242   $  6,050,000       --   $   --
============================================================================================

                                                         Insured Premium Income 2 (NPX)
                                                     ---------------------------------------
                                                          Year Ended           Year Ended
                                                            10/31/08             10/31/07
--------------------------------------------------------------------------------------------
                                                     Shares         Amount   Shares   Amount
--------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                           2,080   $ 52,000,000       --   $   --
   Series T                                           2,200     55,000,000       --       --
   Series W                                           2,080     52,000,000       --       --
   Series TH                                          2,200     55,000,000       --       --
   Series F                                           2,196     54,900,000       --       --
--------------------------------------------------------------------------------------------
Total                                                10,756   $268,900,000       --   $   --
============================================================================================

-----
  90
-----

                                                                                  Insured Dividend Advantage (NVG)
                                                                              ----------------------------------------
                                                                                   Year Ended           Year Ended
                                                                                     10/31/08             10/31/07
----------------------------------------------------------------------------------------------------------------------
                                                                              Shares         Amount   Shares   Amount
----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series M                                                                       81   $  2,025,000       --   $   --
   Series T                                                                       80      2,000,000       --       --
   Series TH                                                                      80      2,000,000       --       --
----------------------------------------------------------------------------------------------------------------------
Total                                                                            241   $  6,025,000       --   $   --
======================================================================================================================

                                                                                  Insured Tax-Free Advantage (NEA)
                                                                              ----------------------------------------
                                                                                   Year Ended           Year Ended
                                                                                     10/31/08             10/31/07
----------------------------------------------------------------------------------------------------------------------
                                                                              Shares         Amount   Shares   Amount
----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed:
   Series T                                                                      224   $  5,600,000       --   $   --
   Series W                                                                      224      5,600,000       --       --
----------------------------------------------------------------------------------------------------------------------
Total                                                                            448   $ 11,200,000       --   $   --
======================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                                              Insured
                                                                                      Premium Income 2 (NPX)
                                                                              ----------------------------------------
                                                                                   Year Ended           Year Ended
                                                                                     10/31/08             10/31/07
----------------------------------------------------------------------------------------------------------------------
                                                                              Shares         Amount   Shares   Amount
----------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                                    2,190   $219,000,000       --   $   --
======================================================================================================================

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

                                                                 Premier        Insured        Insured        Insured
                                 Insured          Insured        Insured        Premium       Dividend       Tax-Free
                                 Quality      Opportunity         Income       Income 2      Advantage      Advantage
                                    (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
----------------------------------------------------------------------------------------------------------------------
Purchases                   $ 62,048,094     $173,907,420    $26,027,390   $ 66,664,771   $ 50,123,194   $ 33,461,104
Sales and maturities         118,008,608      257,711,388     31,211,414    147,494,953     68,646,367     45,977,127
======================================================================================================================

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                                                 Premier        Insured        Insured        Insured
                                 Insured          Insured        Insured        Premium       Dividend       Tax-Free
                                 Quality      Opportunity         Income       Income 2      Advantage      Advantage
                                    (NQI)            (NIO)          (NIF)          (NPX)          (NVG)          (NEA)
----------------------------------------------------------------------------------------------------------------------
Cost of investments        $ 809,453,159  $ 1,695,008,170  $ 414,738,710  $ 688,703,987  $ 633,004,647  $ 380,355,345
======================================================================================================================

                                                                           -----
                                                                            91
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                                                             Premier        Insured        Insured         Insured
                                              Insured         Insured        Insured        Premium       Dividend        Tax-Free
                                              Quality     Opportunity         Income       Income 2      Advantage       Advantage
                                                 (NQI)           (NIO)          (NIF)          (NPX)          (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $ 11,540,654   $  43,655,181   $  8,958,804   $ 10,292,120   $ 16,341,271   $   7,079,467
   Depreciation                           (92,127,352)   (152,484,662)   (31,396,537)   (67,937,531)   (52,441,388)    (33,609,579)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments         $(80,586,698)  $(108,829,481)  $(22,437,733)  $(57,645,411)  $(36,100,117)  $ (26,530,112)
===================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' tax year end, were as follows:

                                                                             Premier        Insured        Insured         Insured
                                              Insured         Insured        Insured        Premium       Dividend        Tax-Free
                                              Quality     Opportunity         Income       Income 2      Advantage       Advantage
                                                 (NQI)           (NIO)          (NIF)          (NPX)          (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $ 200,116       $ 725,061      $ 523,065        $    --      $ 765,434            $ --
Undistributed net ordinary income **              360         120,852            271         48,735            308              --
Undistributed net long-term capital
   gains                                           --              --             --             --             --              --
===================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                             Premier        Insured        Insured         Insured
                                              Insured         Insured        Insured        Premium       Dividend        Tax-Free
                                              Quality     Opportunity         Income       Income 2      Advantage       Advantage
2008                                             (NQI)           (NIO)          (NIF)          (NPX)          (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income ***                            $ 39,541,469   $  81,436,577   $ 18,358,222   $ 32,147,770   $ 29,301,122   $  18,112,355

Distributions from net ordinary
   income **                                       --           4,243             --        290,759             --          49,701
Distributions from net long-term
   capital gains ****                              --         211,271             --             --             --              --
===================================================================================================================================

                                                                             Premier        Insured        Insured         Insured
                                              Insured         Insured        Insured        Premium       Dividend        Tax-Free
                                              Quality     Opportunity         Income       Income 2      Advantage       Advantage
2007                                             (NQI)           (NIO)          (NIF)          (NPX)          (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                                $ 39,047,625   $  83,864,627   $ 19,606,912   $ 33,728,035   $ 30,917,881   $  18,104,469
Distributions from net ordinary
   income **                                       --              --             --             --             --              --
Distributions from net long-term
   capital gains                                   --       2,032,615             --             --             --              --
===================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

-----
  92
-----

At October 31, 2008, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                             Premier        Insured        Insured         Insured
                                              Insured         Insured        Insured        Premium       Dividend        Tax-Free
                                              Quality     Opportunity         Income       Income 2      Advantage       Advantage
                                                 (NQI)           (NIO)          (NIF)          (NPX)          (NVG)           (NEA)
-----------------------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2013                       $        --    $         --    $        --    $        --    $   160,392     $ 4,675,683
   October 31, 2014                           731,585              --        164,691             --      1,187,192              --
   October 31, 2015                                --              --        437,571             --             --          35,274
   October 31, 2016                         3,901,375      11,531,354      2,437,248      6,922,132      3,430,093         378,957
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     $ 4,632,960    $ 11,531,354    $ 3,039,510    $ 6,922,132    $ 4,777,677     $ 5,089,914
===================================================================================================================================

Insured Premium Income 2 (NPX) had $295,910 of its capital loss carryforward expire on October 31, 2008.

5. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares) of each Fund as follows:


                                                                                                              Insured Quality (NQI)
                                                                                                          Insured Opportunity (NIO)
                                                                                                       Premier Insured Income (NIF)
Average Daily Net Assets (including net assets attributable to Auction Rate Preferred                Insured Premium Income 2 (NPX)
shares or VRDP shares)                                                                                         Fund-Level Fee Rate
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For the next $3 billion                                                                                                      .3875
For net assets over $5 billion                                                                                               .3750
===================================================================================================================================


                                                                                                   Insured Dividend Advantage (NVG)
Average Daily Net Assets (including net assets attributable to Auction Rate Preferred              Insured Tax-Free Advantage (NEA)
shares or VRDP shares)                                                                                         Fund-Level Fee Rate
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For net assets over $2 billion                                                                                               .3750
===================================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

                                                                           -----
                                                                            93
                                                                           -----

Notes to
FINANCIAL STATEMENTS (continued)

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)      Effective Rate at Breakpoint Level
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock (Auction Rate Preferred shares or VRDP shares) issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                      Year Ending
March 31,                                        March 31,
--------------------------------------------------------------------------------
2002*                       .30%                 2008                       .25%
2003                        .30                  2009                       .20
2004                        .30                  2010                       .15
2005                        .30                  2011                       .10
2006                        .30                  2012                       .05
2007                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

-----
  94
-----

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or VRDP shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                                   Year Ending
November 30,                                                  November 30,
---------------------------------------------------------------------------------------------
2002*                                    .32%                 2007                       .32%
2003                                     .32                  2008                       .24
2004                                     .32                  2009                       .16
2005                                     .32                  2010                       .08
2006                                     .32
=============================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                                                  Premier    Insured     Insured     Insured
                          Insured       Insured   Insured    Premium    Dividend    Tax-Free
                          Quality   Opportunity    Income   Income 2   Advantage   Advantage
                             (NQI)         (NIO)     (NIF)      (NPX)       (NVG)       (NEA)
---------------------------------------------------------------------------------------------
Dividend per share         $.0615        $.0590    $.0555     $.0515      $.0600      $.0590
=============================================================================================

                                                                           -----
                                                                            95
                                                                           -----

    | Financial
    | HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                       Investment Operations
                                                    -------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/    Auction Rate    Auction Rate
                                        Net Asset   Investment    Unrealized       Preferred       Preferred
                                            Value       Income   Gain (Loss)    Shareholders+   Shareholders+    Total
-----------------------------------------------------------------------------------------------------------------------
Insured Quality (NQI)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      $ 14.88       $  .99       $ (3.16)         $ (.30)         $   --   $ (2.47)
2007                                        15.40          .99          (.49)           (.29)             --       .21
2006                                        15.31          .99           .24            (.25)           (.01)      .97
2005                                        15.85         1.03          (.39)           (.16)             --       .48
2004                                        15.72         1.08           .20            (.08)             --      1.20

Insured Opportunity (NIO)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        15.04          .97         (2.62)           (.30)             --*    (1.95)
2007                                        15.57          .98          (.45)           (.30)           (.01)      .22
2006                                        15.46          .98           .34            (.24)           (.03)     1.05
2005                                        16.06         1.01          (.50)           (.16)             --       .35
2004                                        15.89         1.05           .20            (.08)             --      1.17
=======================================================================================================================

                                               Less Distributions
                                        -------------------------------
                                                                              Offering
                                               Net                           Costs and
                                        Investment    Capital             Auction Rate      Ending
                                         Income to   Gains to                Preferred      Common
                                            Common     Common                    Share       Share    Ending
                                            Share-     Share-             Underwriting   Net Asset    Market
                                           holders    holders     Total      Discounts       Value     Value
-------------------------------------------------------------------------------------------------------------
Insured Quality (NQI)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                       $  (.73)    $   --   $  (.73)          $ --     $ 11.68   $ 11.15
2007                                          (.73)        --      (.73)            --       14.88     13.61
2006                                          (.80)      (.08)     (.88)            --       15.40     14.83
2005                                          (.97)      (.05)    (1.02)            --       15.31     15.31
2004                                         (1.02)      (.05)    (1.07)            --       15.85     16.00

Insured Opportunity (NIO)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                          (.70)        --*     (.70)            --       12.39     11.15
2007                                          (.73)      (.02)     (.75)            --       15.04     13.56
2006                                          (.80)      (.14)     (.94)            --       15.57     14.75
2005                                          (.92)      (.03)     (.95)            --       15.46     14.52
2004                                          (.97)      (.03)    (1.00)            --       16.06     16.05
=============================================================================================================

                                            Auction Rate Preferred Shares       Variable Rate Demand Preferred Shares
                                                   at End of Period                        at End of Period
                                        -------------------------------------   --------------------------------------
                                          Aggregate   Liquidation                 Aggregate   Liquidation
                                             Amount    and Market       Asset        Amount    and Market       Asset
                                        Outstanding         Value    Coverage   Outstanding         Value    Coverage
                                              (000)     Per Share   Per Share         (000)     Per Share   Per Share
----------------------------------------------------------------------------------------------------------------------
Insured Quality (NQI)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      $ 298,425      $ 25,000    $ 62,485          $ --          $ --        $ --
2007                                        318,000        25,000      69,808            --            --          --
2006                                        318,000        25,000      71,378            --            --          --
2005                                        318,000        25,000      71,052            --            --          --
2004                                        318,000        25,000      72,565            --            --          --

Insured Opportunity (NIO)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        623,350        25,000      65,315            --            --          --
2007                                        680,000        25,000      69,864            --            --          --
2006                                        680,000        25,000      71,440            --            --          --
2005                                        680,000        25,000      71,126            --            --          --
2004                                        680,000        25,000      72,904            --            --          --
======================================================================================================================

-----
  96
-----

                                                                         Total Returns
                                                                   ------------------------

                                                                                  Based
                                                                                     on
                                                                     Based       Common
                                                                        on    Share Net
                                                                    Market        Asset
                                                                     Value**      Value**
-------------------------------------------------------------------------------------------
Insured Quality (NQI)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                                (13.35)%     (17.24)%
2007                                                                 (3.48)        1.38
2006                                                                  2.76         6.53****
2005                                                                  2.11         3.09
2004                                                                  4.37         7.90

Insured Opportunity (NIO)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                                (13.17)      (13.45)
2007                                                                 (3.18)        1.49
2006                                                                  8.26         7.05****
2005                                                                 (3.72)        2.21
2004                                                                  9.47         7.64
===========================================================================================

                                                               Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                 Applicable to Common Shares
                                        Before Credit/Reimbursement                After Credit/Reimbursement***
                                 ----------------------------------------    ----------------------------------------

                         Ending
                            Net
                         Assets
                     Applicable   Expenses       Expenses             Net     Expenses       Expenses             Net    Portfolio
                      to Common  Including      Excluding      Investment    Including      Excluding      Investment     Turnover
                   Shares (000)   Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++       Rate
-----------------------------------------------------------------------------------------------------------------------------------
Insured Quality (NQI)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                $   447,463       1.49%          1.23%           7.03%        1.47%          1.21%           7.05%           7%
2007                    569,958       1.52           1.18            6.53         1.50           1.16            6.55            5
2006                    589,928       1.20           1.20            6.49         1.20           1.20            6.49           13
2005                    585,777       1.19           1.19            6.58         1.19           1.19            6.58           21
2004                    605,028       1.19           1.19            6.88         1.19           1.19            6.88            8

Insured Opportunity (NIO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                  1,005,218       1.43           1.19            6.76         1.41           1.17            6.78            9
2007                  1,220,297       1.41           1.16            6.39         1.40           1.14            6.41            5
2006                  1,263,172       1.17           1.17            6.38         1.17           1.17            6.38           13
2005                  1,254,638       1.16           1.16            6.35         1.16           1.16            6.35           25
2004                  1,302,985       1.16           1.16            6.59         1.16           1.16            6.59            8
===================================================================================================================================

*     Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

**** During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            97
                                                                           -----

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                    -------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/    Auction Rate    Auction Rate
                                        Net Asset   Investment    Unrealized       Preferred       Preferred
                                            Value       Income   Gain (Loss)    Shareholders+   Shareholders+    Total
-----------------------------------------------------------------------------------------------------------------------
Premier Insured Income (NIF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      $ 14.90       $  .96       $ (2.37)         $ (.31)          $  --   $ (1.72)
2007                                        15.40          .97          (.47)           (.29)             --       .21
2006                                        15.33          .98           .25            (.25)           (.02)      .96
2005                                        16.00         1.01          (.49)           (.16)           (.01)      .35
2004                                        15.69         1.03           .36            (.08)             --      1.31

Insured Premium Income 2 (NPX)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        13.73          .80         (2.32)           (.20)             --    (1.72)
2007                                        14.16          .86          (.39)           (.26)             --       .21
2006                                        13.93          .86           .28            (.23)             --       .91
2005                                        14.45          .89          (.44)           (.14)             --       .31
2004                                        14.24          .93           .23            (.07)             --      1.09
=======================================================================================================================

                                               Less Distributions
                                        -------------------------------
                                                                              Offering
                                               Net                           Costs and
                                        Investment    Capital             Auction Rate      Ending
                                         Income to   Gains to                Preferred      Common
                                            Common     Common                    Share       Share    Ending
                                            Share-     Share-             Underwriting   Net Asset    Market
                                           holders    holders     Total      Discounts       Value     Value
-------------------------------------------------------------------------------------------------------------
Premier Insured Income (NIF)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                        $ (.64)    $   --   $  (.64)          $ --     $ 12.54   $ 11.19
2007                                          (.71)        --      (.71)            --       14.90     13.25
2006                                          (.79)      (.10)     (.89)            --       15.40     14.60
2005                                          (.93)      (.09)    (1.02)            --       15.33     14.40
2004                                          (.98)      (.02)    (1.00)            --       16.00     15.64

Insured Premium Income 2 (NPX)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                          (.62)        --      (.62)            --       11.39      9.56
2007                                          (.64)        --      (.64)            --       13.73     12.18
2006                                          (.68)        --      (.68)            --       14.16     13.03
2005                                          (.83)        --      (.83)            --       13.93     12.83
2004                                          (.88)        --      (.88)            --       14.45     14.11
=============================================================================================================

                                            Auction Rate Preferred Shares        Variable Rate Demand Preferred Shares
                                                  at End of Period                         at End of Period
                                        -------------------------------------   ---------------------------------------
                                          Aggregate   Liquidation                 Aggregate    Liquidation
                                             Amount    and Market       Asset        Amount     and Market       Asset
                                        Outstanding         Value    Coverage   Outstanding          Value    Coverage
                                              (000)     Per Share   Per Share         (000)      Per Share   Per Share
-----------------------------------------------------------------------------------------------------------------------
Premier Insured Income (NIF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      $ 154,950      $ 25,000    $ 64,301     $      --     $       --   $      --
2007                                        161,000        25,000      69,938            --             --          --
2006                                        161,000        25,000      71,429            --             --          --
2005                                        161,000        25,000      71,215            --             --          --
2004                                        161,000        25,000      73,240            --             --          --

Insured Premium Income 2 (NPX)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                             --            --          --       219,000        100,000     294,318
2007                                        268,900        25,000      72,696            --             --          --
2006                                        268,900        25,000      74,180            --             --          --
2005                                        268,900        25,000      73,392            --             --          --
2004                                        268,900        25,000      75,176            --             --          --
=======================================================================================================================

------
  98
------

                                                                 Total Returns
                                                            -----------------------
                                                                           Based
                                                                              on
                                                              Based       Common
                                                                 on    Share Net
                                                             Market        Asset
                                                              Value*       Value*
-----------------------------------------------------------------------------------
Premier Insured Income (NIF)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                         (11.12)%     (11.92)%
2007                                                          (4.66)        1.40
2006                                                           7.68         6.46
2005                                                          (1.66)        2.16
2004                                                           7.55         8.62

Insured Premium Income 2 (NPX)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008                                                         (17.17)      (12.98)
2007                                                          (1.77)        1.55
2006                                                           7.11         6.75
2005                                                          (3.32)        2.14
2004                                                           6.42         7.89
===================================================================================

                                                                Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets                Ratios to Average Net Assets
                                            Applicable to Common Shares                Applicable to Common Shares
                                            Before Credit/Reimbursement                After Credit/Reimbursement**
                                    ------------------------------------------ ------------------------------------------
                           Ending
                              Net
                           Assets
                       Applicable    Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                        to Common   Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                     Shares (000)    Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
Premier Insured Income (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    $ 243,589        1.42%          1.25%           6.72%       1.40%          1.22%           6.75%          6%
2007                      289,400        1.38           1.21            6.41        1.36           1.19            6.43           9
2006                      299,001        1.22           1.22            6.44        1.21           1.21            6.44           8
2005                      297,624        1.20           1.20            6.39        1.20           1.20            6.40          20
2004                      310,666        1.21           1.21            6.53        1.20           1.20            6.53          13

Insured Premium Income 2 (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                      425,557        2.13           1.25            6.12        2.11           1.23            6.14           8
2007                      513,021        1.76           1.16            6.19        1.74           1.14            6.21           5
2006                      528,984        1.16           1.16            6.14        1.16           1.16            6.15          15
2005                      520,508        1.16           1.16            6.20        1.16           1.16            6.20          23
2004                      539,697        1.16           1.16            6.52        1.16           1.16            6.53          14
====================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.

                                                                          ------
                                                                            99
                                                                          ------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                Investment Operations
                                               -------------------------------------------------------------------
                                                                          Distributions   Distributions
                                                                               from Net            from
                                   Beginning                                 Investment         Capital
                                      Common                        Net       Income to        Gains to
                                       Share          Net     Realized/    Auction Rate    Auction Rate
                                   Net Asset   Investment    Unrealized       Preferred       Preferred
                                       Value       Income   Gain (Loss)   Shareholders+   Shareholders+     Total
------------------------------------------------------------------------------------------------------------------
Insured Dividend Advantage (NVG)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                 $ 15.09       $ 1.00       $ (2.25)         $ (.29)         $   --   $ (1.54)
2007                                   15.50         1.00          (.38)           (.28)             --       .34
2006                                   15.23         1.01           .33            (.25)             --      1.09
2005                                   15.78         1.00          (.38)           (.15)           (.01)      .46
2004                                   15.41         1.02           .42            (.07)             --      1.37

Insured Tax-Free Advantage (NEA)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                   14.71          .95         (2.31)           (.27)             --     (1.63)
2007                                   14.93          .97          (.21)           (.27)             --       .49
2006                                   14.56          .97           .38            (.24)             --      1.11
2005                                   14.75          .97          (.19)           (.15)             --       .63
2004                                   14.54          .99           .21            (.07)             --      1.13
==================================================================================================================

                                          Less Distributions
                                   -------------------------------
                                                                         Offering
                                          Net                           Costs and
                                   Investment    Capital             Auction Rate      Ending
                                    Income to   Gains to                Preferred      Common
                                       Common     Common                    Share       Share    Ending
                                       Share-     Share-             Underwriting   Net Asset    Market
                                      holders    holders     Total      Discounts       Value     Value
--------------------------------------------------------------------------------------------------------
Insured Dividend Advantage (NVG)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                   $ (.70)    $   --   $  (.70)        $   --     $ 12.85   $ 11.42
2007                                     (.75)        --      (.75)            --       15.09     13.71
2006                                     (.82)        --      (.82)            --       15.50     14.89
2005                                     (.89)      (.12)    (1.01)            --       15.23     14.17
2004                                     (.93)      (.07)    (1.00)            --       15.78     14.89

Insured Tax-Free Advantage (NEA)
--------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                     (.71)        --      (.71)            --       12.37     11.40
2007                                     (.71)        --      (.71)            --       14.71     14.30
2006                                     (.74)        --      (.74)            --       14.93     14.35
2005                                     (.81)      (.01)     (.82)            --       14.56     13.41
2004                                     (.92)      (.01)     (.93)           .01       14.75     14.91
========================================================================================================

                                           Auction Rate Preferred Shares              Variable Rate Demand Preferred Shares
                                                 at End of Period                               at End of Period
                                   ---------------------------------------------   -------------------------------------------
                                        Aggregate        Liquidation                 Aggregate        Liquidation
                                           Amount         and Market       Asset        Amount         and Market       Asset
                                      Outstanding              Value    Coverage   Outstanding              Value    Coverage
                                            (000)          Per Share   Per Share         (000)          Per Share   Per Share
------------------------------------------------------------------------------------------------------------------------------
Insured Dividend Advantage (NVG)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                    $ 226,975           $ 25,000    $ 67,189          $ --               $ --        $ --
2007                                      233,000             25,000      73,281            --                 --          --
2006                                      233,000             25,000      74,575            --                 --          --
2005                                      233,000             25,000      73,714            --                 --          --
2004                                      233,000             25,000      75,471            --                 --          --

Insured Tax-Free Advantage (NEA)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                                      132,800             25,000      68,124            --                 --          --
2007                                      144,000             25,000      72,290            --                 --          --
2006                                      144,000             25,000      73,005            --                 --          --
2005                                      144,000             25,000      71,808            --                 --          --
2004                                      144,000             25,000      72,415            --                 --          --
==============================================================================================================================

------
  100
------

                                     Total Returns
                                   ------------------
                                                Based
                                                   on
                                    Based      Common
                                       on   Share Net
                                   Market       Asset
                                    Value*      Value*
--------------------------------------------------------
Insured Dividend Advantage (NVG)
--------------------------------------------------------
Year Ended 10/31:
2008                               (12.11)%    (10.64)%
2007                                (3.12)       2.25
2006                                11.09        7.39
2005                                 2.00        2.93
2004                                 7.61        9.19

Insured Tax-Free Advantage (NEA)
--------------------------------------------------------
Year Ended 10/31:
2008                               (15.97)     (11.56)
2007                                 4.59        3.35
2006                                12.82        7.82
2005                                (4.68)       4.33
2004                                 7.41        8.07
========================================================

                                                                Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                           Before Credit/Reimbursement               After Credit/Reimbursement**
                                    ----------------------------------------   ----------------------------------------
                           Ending
                              Net
                           Assets
                       Applicable    Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                        to Common   Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                     Shares (000)    Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
Insured Dividend Advantage (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    $ 383,035        1.32%          1.17%           6.48%        .96%           .81%           6.84%          7%
2007                      449,982        1.31           1.14            6.15         .88            .71            6.58          12
2006                      462,037        1.15           1.15            6.15         .70            .70            6.60          15
2005                      454,018        1.15           1.15            5.96         .70            .70            6.42           2
2004                      470,389        1.15           1.15            6.09         .70            .70            6.54          11

Insured Tax-Free Advantage (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                      229,075        1.26           1.19            6.27         .86            .80            6.67           8
2007                      272,391        1.19           1.17            6.04         .69            .67            6.54           6
2006                      276,506        1.19           1.19            6.12         .69            .69            6.61          --
2005                      269,614        1.19           1.19            6.06         .70            .70            6.55           1
2004                      273,112        1.20           1.20            6.24         .71            .71            6.73          13
====================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or VRDP shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.

                                                                          ------
                                                                           101
                                                                          ------

                            Board Members & Officers
                        --------------------------------

  | The management of the Funds, including general supervision of the duties | performed for the Funds by the Adviser, is the responsibility of the Board | Members of the Funds. The number of board members of the Fund is currently | set at nine. None of the board members who are not "interested" persons of | the Funds (referred to herein as "independent board members") has ever | been a director or employee of, or consultant to, Nuveen or its
  | affiliates. The names and business addresses of the board members and | officers of the Funds, their principal occupations and other affiliations | during the past five years, the number of portfolios each oversees and
  |   other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(1)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Independent Board Members:

o   ROBERT P. BREMNER
    8/22/40               | Chairman of                                      Private Investor and Management Consultant.
    333 W. Wacker Drive   | the Board         1997                186
    Chicago, IL 60606     | and Board member

o   JACK B. EVANS
    10/22/48              |                                                  President, The Hall-Perrine Foundation, a private
    333 W. Wacker Drive   | Board member      1999                186        philanthropic corporation (since 1996); Director and
    Chicago, IL 60606     |                                                  Vice Chairman, United Fire Group, a publicly held
                                                                             company; Member of the Board of Regents for the State
                                                                             of Iowa University System; Director, Gazette Companies;
                                                                             Life Trustee of Coe College and Iowa College
                                                                             Foundation; Member of the Advisory Council of the
                                                                             Department of Finance in the Tippie College of
                                                                             Business, University of Iowa; formerly, Director,
                                                                             Alliant Energy; formerly, Director, Federal Reserve
                                                                             Bank of Chicago; formerly, President and Chief
                                                                             Operating Officer, SCI Financial Group, Inc., a
                                                                             regional financial services firm.

o   WILLIAM C. HUNTER
    3/6/48                |                                                  Dean, Tippie College of Business, University of Iowa
    333 W. Wacker Drive   | Board member      2004                186        (since July 2006); formerly, Dean and Distinguished
    Chicago, IL 60606     |                                                  Professor of Finance, School of Business at the
                                                                             University of Connecticut (2003-2006); previously,
                                                                             Senior Vice President and Director of Research at the
                                                                             Federal Reserve Bank of Chicago (1995-2003); Director
                                                                             (since 1997), Credit Research Center at Georgetown
                                                                             University; Director (since 2004) of Xerox Corporation;
                                                                             Director (since 2005), Beta Gamma Sigma International
                                                                             Honor Society; Director, SS&C Technologies, Inc. (May
                                                                             2005-October 2005).

o   DAVID J. KUNDERT
    10/28/42              |                                                  Director, Northwestern Mutual Wealth Management
    333 W. Wacker Drive   | Board member      2005                186        Company; Retired (since 2004) as Chairman, JPMorgan
    Chicago, IL 60606     |                                                  Fleming Asset Management, President and CEO, Banc One
                                                                             Investment Advisors Corporation, and President, One
                                                                             Group Mutual Funds; prior thereto, Executive Vice
                                                                             President, Banc One Corporation and Chairman and CEO,
                                                                             Banc One Investment Management Group; Member, Board of
                                                                             Regents, Luther College; member of the Wisconsin Bar
                                                                             Association; member of Board of Directors, Friends of
                                                                             Boerner Botanical Gardens; member of Investment
                                                                             Committee, Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER
    9/24/44               |                                                  Chairman, formerly, Senior Partner and Chief Operating
    333 W. Wacker Drive   | Board member      1997                186        Officer (retired, 2004) of Miller-Valentine Partners
    Chicago, IL 60606     |                                                  Ltd., a real estate investment company; Director,
                                                                             Dayton Development Coalition; formerly, member,
                                                                             Business Advisory Council, Cleveland Federal Reserve
                                                                             Bank.

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------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(1)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Independent Board Members:

o   JUDITH M. STOCKDALE                                                      Executive Director, Gaylord and Dorothy Donnelley
    12/29/47              |                                                  Foundation (since 1994); prior thereto, Executive
    333 W. Wacker Drive   | Board member      1997                186        Director, Great Lakes Protection Fund (from 1990 to
    Chicago, IL 60606     |                                                  1994).

o   CAROLE E. STONE                                                          Director, Chicago Board Options Exchange (since 2006);
    6/28/47               |                                                  Commissioner, New York State Commission on Public
    333 W. Wacker Drive   | Board member      2007                186        Authority Reform (since 2005); formerly, Chair New York
    Chicago, IL 60606     |                                                  Racing Association Oversight Board (2005-2007);
                                                                             formerly, Director, New York State Division of the
                                                                             Budget (2000-2004), Chair, Public Authorities Control
                                                                             Board (2000-2004) and Director, Local Government
                                                                             Assistance Corporation (2000-2004).

o   TERENCE J. TOTH                                                          Director, Legal & General Investment Management (since
    9/29/59               |                                                  2008); Private Investor (since 2007); CEO and
    333 W. Wacker Drive   | Board member      2008                186        President, Northern Trust Investments (2004-2007);
    Chicago, IL 60606     |                                                  Executive Vice President, Quantitative Management &
                                                                             Securities Lending (2007-2004); prior thereto, various
                                                                             positions with Northern Trust Company (since 1994);
                                                                             Member: Goodman Theatre Board (Since 2004); Chicago
                                                                             Fellowship Boards (since 2005), University of Illinois
                                                                             Leadership Council Board (since 2007) and Catalyst
                                                                             Schools of Chicago Board (since 2008); formerly Member:
                                                                             Northern Trust Mutual Funds Board (2005-2007), Northern
                                                                             Trust Japan Board (2004-2007), Northern Trust
                                                                             Securities Inc. Board (2003-2007) and Northern Trust
                                                                             Hong Kong Board (1997-2004).

Interested Board Member:

o   JOHN P. AMBOIAN(2)(3)                                                    Chief Executive Officer (since July 2007) and Director
    6/14/61               |                                                  (since 1999) of Nuveen Investments, Inc.; Chief
    333 W. Wacker Drive   | Board Member      2008                186        Executive Officer (since 2007) of Nuveen Asset
    Chicago, IL 60606     |                                                  Management, Rittenhouse Asset Management, Nuveen
                                                                             Investments Advisors, Inc. formerly, President
                                                                             (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

                                                                          ------
                                                                           103
                                                                          ------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:

o   GIFFORD R. ZIMMERMAN                                                     Managing Director (since 2002), Assistant Secretary and
    9/9/56                | Chief                                            Associate General Counsel of Nuveen Investments, LLC;
    333 W. Wacker Drive   | Administrative    1988                186        Managing Director (since 2002), Associate General
    Chicago, IL 60606     | Officer                                          Counsel and Assistant Secretary, of Nuveen Asset
                                                                             Management; Vice President and Assistant Secretary of
                                                                             NWQ Investment Management Company, LLC. (since 2002),
                                                                             Nuveen Investments Advisers Inc. (since 2002), Symphony
                                                                             Asset Management LLC, and NWQ Investment Management
                                                                             Company, LLC (since 2003), Tradewinds Global Investors,
                                                                             LLC, and Santa Barbara Asset Management, LLC (since
                                                                             2006), Nuveen HydePark Group LLC and Nuveen Investment
                                                                             Solutions, Inc. (since 2007); Managing Director,
                                                                             Associate General Counsel and Assistant Secretary of
                                                                             Rittenhouse Asset Management, Inc. (since 2003);
                                                                             Managing Director (since 2004) and Assistant Secretary
                                                                             (since 1994) of Nuveen Investments, Inc.; formerly,
                                                                             Managing Director (2002-2004), General Counsel
                                                                             (1998-2004) and Assistant Secretary of Nuveen Advisory
                                                                             Corp. and Nuveen Institutional Advisory Corp.(3);
                                                                             Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                         Executive Vice President of Nuveen Investments, Inc.;
    6/9/55                |                                                  Executive Vice President, U.S. Structured Products of
    333 W. Wacker Drive   | Vice President    2007                120        Nuveen Investments, LLC, (since 1999), prior thereto,
    Chicago, IL 60606     |                                                  Managing Director of Structured Investments.

o   CEDRIC H. ANTOSIEWICZ                                                    Managing Director, (since 2004) previously, Vice
    1/11/62               |                                                  President (1993-2004) of Nuveen Investments, LLC.
    333 W. Wacker Drive   | Vice President    2007                120
    Chicago, IL 60606     |

o   MICHAEL T. ATKINSON                                                      Vice President (since 2002) of Nuveen Investments, LLC.
    2/3/66                | Vice President
    333 W. Wacker Drive   | and Assistant     2000                186
    Chicago, IL 60606     | Secretary

o   LORNA C. FERGUSON                                                        Managing Director (since 2004), formerly, Vice
    10/24/45              |                                                  President of Nuveen Investments, LLC; Managing Director
    333 W. Wacker Drive   | Vice President    1998                186        (since 2005) of Nuveen Asset Management; Managing
    Chicago, IL 60606     |                                                  Director (2004-2005), formerly, Vice President
                                                                             (1998-2004) of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

o   STEPHEN D. FOY                                                           Vice President (since 1993) and Funds Controller (since
    5/31/54               | Vice President                                   1998) of Nuveen Investments, LLC; formerly, Vice
    333 W. Wacker Drive   | and Controller    1998                186        President and Funds Controller (1998-2004) of Nuveen
    Chicago, IL 60606     |                                                  Investments, Inc.; Certified Public Accountant.

o   WALTER M. KELLY                                                          Senior Vice President (since 2008), Vice President
    2/24/70               | Chief Compliance                                 (2006-2008) formerly, Assistant Vice President and
    333 W. Wacker Drive   | Officer and       2003                186        Assistant General Counsel (2003-2006) of Nuveen
    Chicago, IL 60606     | Vice President                                   Investments, LLC; Vice President (since 2006) and
                                                                             Assistant Secretary (since 2008) of Nuveen Asset
                                                                             Management.

o   DAVID J. LAMB                                                            Vice President (since 2000) of Nuveen Investments, LLC;
    3/22/63               |                                                  Certified Public Accountant.
    333 W. Wacker Drive   | Vice President    2000                186
    Chicago, IL 60606     |

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  104
------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:

o   TINA M. LAZAR                                                            Vice President of Nuveen Investments, LLC (since 1999).
    8/27/61               |
    333 W. Wacker Drive   | Vice President    2002                186
    Chicago, IL 60606     |

o   LARRY W. MARTIN                                                          Vice President, Assistant Secretary and Assistant
    7/27/51               | Vice President                                   General Counsel of Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Assistant     1988                186        President (since 2005) and Assistant Secretary of
    Chicago, IL 60606     | Secretary                                        Nuveen Investments, Inc.; Vice President (since 2005)
                                                                             and Assistant Secretary (since 1997) of Nuveen Asset
                                                                             Management; Vice President (since 2000), Assistant
                                                                             Secretary and Assistant General Counsel (since 1998) of
                                                                             Rittenhouse Asset Management, Inc.; Vice President and
                                                                             Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                             (since 2002); NWQ Investment Management Company, LLC
                                                                             (since 2002), Symphony Asset Management LLC (since
                                                                             2003), Tradewinds Global Investors, LLC, Santa Barbara
                                                                             Asset Management LLC (since 2006) and of Nuveen
                                                                             HydePark Group, LLC and Nuveen Investment Solutions,
                                                                             Inc. (since 2007); formerly, Vice President and
                                                                             Assistant Secretary of Nuveen Advisory Corp. and Nuveen
                                                                             Institutional Advisory Corp.(3)

o   KEVIN J. MCCARTHY                                                        Managing Director (since 2008), formerly, Vice
    3/26/66               | Vice President                                   President (2007-2008), Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Secretary     2007                186        President, and Assistant Secretary, Nuveen Asset
    Chicago, IL 60606     |                                                  Management, Rittenhouse Asset Management, Inc., Nuveen
                                                                             Investment Advisers Inc., Nuveen Investment
                                                                             Institutional Services Group LLC, NWQ Investment
                                                                             Management Company, LLC, Tradewinds Global Investors
                                                                             LLC, NWQ Holdings, LLC, Symphony Asset Management LLC,
                                                                             Santa Barbara Asset Management LLC, Nuveen HydePark
                                                                             Group, LLC and Nuveen Investment Solutions, Inc. (since
                                                                             2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP
                                                                             (1997-2007).

o   JOHN V. MILLER                                                           Managing Director (since 2007), formerly, Vice
    4/10/67               |                                                  President (2002-2007) of Nuveen Asset Management and
    333 W. Wacker Drive   | Vice President    2007                186        Nuveen Investments, LLC; Chartered Financial Analyst.
    Chicago, IL 60606     |

o   CHRISTOPHER M. ROHRBACHER                                                Vice President, Nuveen Investments, LLC (since 2008);
    8/1/71                | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008                186        Management (since 2008); prior thereto, Associate,
    Chicago, IL 60606     | Secretary                                        Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                           Vice President, Nuveen Investments, LLC (since 2007);
    7/3/62                | Vice President                                   prior thereto, Partner, Deloitte & Touche USA LLP
    333 W. Wacker Drive   | and Assistant     2007                186        (2005-2007), formerly, senior tax manager (2002-2005);
    Chicago, IL 60606     | Secretary                                        Certified Public Accountant.

o   MARK L. WINGET                                                           Vice President, Nuveen Investments, LLC (since 2008);
    12/21/68              | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008                186        Management (since 2008); prior thereto, Counsel, Vedder
    Chicago, IL 60606     | Secretary                                        Price P.C. (1997-2007).

(1) For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality
      (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                                                                          ------
                                                                           105
                                                                          ------

Annual Investment
Management Agreement

                                                                Approval PROCESS
--------------------------------------------------------------------------------

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's

------
  106
------
investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.    The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain

                                                                          ------
                                                                           107
                                                                          ------

| Annual Investment Management Agreement
| Approval Process (continued)

instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    Fees, Expenses and Profitability

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
      1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that

------
  108
------
      the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the

                                                                          ------
                                                                           109
                                                                          ------

      | Annual Investment Management Agreement
      | Approval Process (continued)

      advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

      In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

      E. Indirect Benefits

      In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

      In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

      Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

      F. Other Considerations

      The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

------
  110
------

      Reinvest Automatically
         EASILY and CONVENIENTLY
      --------------------------------------------------------------------------

      Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

      Nuveen Closed-End Funds Dividend Reinvestment Plan

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      Easy and convenient

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      How shares are purchased

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

                                                                          ------
                                                                           111
                                                                          ------

      Flexible

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      Call today to start reinvesting dividends and/or distributions

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

------
  112
------

      NOTES
      --------------------------------------------------------------------------

                                                                          ------
                                                                           113
                                                                          ------

      Glossary of
      TERMS USED in this REPORT
      --------------------------------------------------------------------------

o Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

o Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

------
  114
------

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NQI, NIO, NIF, NPX, NVG and NEA redeemed 783, 2,266, 242, 10,756, 241 and 448 auction rate preferred shares, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                                          ------
                                                                           115
                                                                          ------

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                             |  Share prices
                                             |  Fund details
                                             |  Daily financial news
                                             |  Investor education
                                             |  Interactive planning tools

                                                                     EAN-D-1008D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Insured Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                              $ 27,987                $ 0                     $   0                $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                        0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 24,467                $ 0                     $ 500                $ 750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                 0%                        0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
October 31, 2008                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
October 31, 2007                                $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2008                               $   850                  $ 0                     $ 0                $   850
October 31, 2007                               $ 1,250                  $ 0                     $ 0                $ 1,250

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
PAUL BRENNAN               Nuveen Insured Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan        Registered Investment Company      15         $12.36 billion
                    Other Pooled Investment Vehicles   0          $0
                    Other Accounts                     1          $.859 million

* Assets are as of October 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED
                                                                          EQUITY             IN THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY       BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND      INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Insured Dividend Advantage Municipal    $10,001-$50,000    $100,001-$500,000
                           Fund

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 16
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           2,980,000
SEPTEMBER 1-30, 2008       0                     $0           0                           2,980,000
OCTOBER 1-31, 2008         0                     $0           0                           2,980,000

TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 2,980,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------